As filed with the Securities and Exchange
                 Commission on February 1, 2000

                                            File No. 33-7812
                                                     811-4791

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                   Pre-Effective Amendment No.

                   Post-Effective Amendment No. 28              X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                          Amendment No. 30                      X


              ALLIANCE MUNICIPAL INCOME FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
           immediately upon filing pursuant to paragraph (b)
      X    on February 1, 2000 pursuant to paragraph (b)
           60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a)
           75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

Alliance
Municipal
Income
Portfolios


The Alliance Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.



Prospectus and Application


February 1, 2000


      o     National Portfolio
      o     Insured National Portfolio
      o     California Portfolio
      o     Insured California Portfolio
      o     Arizona Portfolio
      o     Florida Portfolio
      o     Massachusetts Portfolio
      o     Michigan Portfolio
      o     Minnesota Portfolio
      o     New Jersey Portfolio
      o     New York Portfolio
      o     Ohio Portfolio
      o     Pennsylvania Portfolio
      o     Virginia Portfolio


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                     AllianceCapital [LOGO] (R)

Investment Products Offered

---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS

                                                                          Page


RISK/RETURN SUMMARY.......................................................  3
Investment Objectives and Principal Policies and Risks....................  4
Performance and Barchart Information......................................  5

FEES AND EXPENSES OF THE PORTFOLIOS....................................... 19

GLOSSARY.................................................................. 22

DESCRIPTION OF THE PORTFOLIOS............................................. 22
Investment Objectives..................................................... 22
Principal Policies........................................................ 23
Principal Risks........................................................... 24
Description of Additional Investment Practices............................ 25
Additional Risk Considerations............................................ 29

MANAGEMENT OF THE PORTFOLIOS.............................................. 30

PURCHASE AND SALE OF SHARES............................................... 31
How The Portfolios Value Their Shares..................................... 31
How to Buy Shares......................................................... 31
How to Exchange Shares.................................................... 31
How To Sell Shares........................................................ 31

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................ 32

DISTRIBUTION ARRANGEMENTS................................................. 33

GENERAL INFORMATION....................................................... 35

FINANCIAL HIGHLIGHTS...................................................... 35



The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Municipal Income Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.



The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each that Portfolio.




More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES AND RISKS

Objectives: The investment objective of each Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from federal and state taxation to the extent described in this prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high yielding, predominatly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal property tax, as is consistent with preservation of capital.

Principal Policies: Each Portfolio invests principally in municipal securities paying interest that is exempt from federal income taxes, although these securities may pay interest that is subject to the federal Alternative
Minumum tax ("AMT") for certain taxpayers. Each Portfolio, except for the Insured National and Insured California Portfolios, may invest without limit in municipal securities paying interest subject to AMT ("AMT-Subject bonds"). The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT ("AMT-Exempt bonds").

Each Portfolio invests principally in high-yielding, predominantly medium quality municipal securities with an average dollar weighted maturity of between 10 and 30 years. The Portfolios invest at least 65% of their total assets in income producing securities and at least 75% of their total assets in municipal securities rated BBB or Baa or above (or, if unrated, determined by Alliance to be of comparable quality). The Insured National Portfolio and Insured California Portfolio normally invest at least 65% of their total assets in insured securities. The Insured National Portfolio and National Portfolio may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state.

The Portfolios that invest in a named state, or the State Portfolios, invest at least 65% of their total assets in the municipal securities of the particular state. These investments generally pay interest that is exempt from state income tax, or, in the case of the Florida Portfolio, the Florida intangible tax. A State Portfolio may invest in the municipal securities issued by governmental entities that are not issued by the named state (for example, U.S. territories) if the securities pay interest exempt from federal income tax and from income tax in the named state, or in the case of the Florida Portfolio, the Florida intangibles tax.

The Portfolios also may invest in:

o Zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

o  Derivates, such as options, futures, forwards, and swaps.

Principal Risks: The principal risks of investing in the Portfolios are:

o Interest rate risk: This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in municipal securities. Debt securities with longer maturities tend to have greater price and yield volatility.

o Credit risk: This is the risk that the issuer or guarantor of a municipal security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations.

o Municipal market risk: This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of a Portfolio's investments in municipal securities. Because the Portfolios, except for the National Portfolio and Insured National Portfolio, invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, or regulatory occurrences.

o Non-Diversification risk: The State Portfolios are not diversified and can invest more of their assets in a relatively small number of issuers with a greater concentration of risk. Factors affecting these issuers can have a more significant adverse effect on a Portfolio's net asset value.

O Derivatives risk: Derivatives, such as options, futures, caps, and floors, involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolio more volatile and can compound other risks.

This prospectus has additional discussion about each portfolio's principal risks on page 24. As with all investments, you may lose money by investing in the Funds.

PERFORMANCE AND BAR CHART INFORMATION

Shown below, for each Portfolio, is a performance table showing each Portfolio's average annual total returns assuming the imposition of sales charges and a bar chart showing each Portfolio's annual return without sales charges. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o how the Portfolio's average annual total returns for one, five and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.





National Portfolio
-------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------



                       1 Year    5 Years     10 Years
-------------------------------------------------------
Class A                -9.91%      5.98%        6.20%
-------------------------------------------------------
Class B                -9.19%      6.18%        6.16%
-------------------------------------------------------
Class C                -7.40%      6.19%        5.93%
-------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%      6.91%        6.89%
-------------------------------------------------------


Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/4/93) and Class C shares (5/3/93) is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their inception were 4.60% and 4.08%, respectively. Index returns for comparable periods (which date from month-end following applicable class inception date) were 5.73% and 5.37%, respectively.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

   [The following table was depicted as a bar chart in the printed material.]

 90      91      92      93      94      95      96      97      98      99
-------------------------------------------------------------------------------
7.39   12.43   10.43   13.32   -9.64   22.27    4.33   10.00    5.72    -5.89
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio
-------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                       1 Year    5 Years      10 Years
-------------------------------------------------------
Class A               -10.60%      5.81%        5.96%
-------------------------------------------------------
Class B                -9.92%      6.02%        5.92%
-------------------------------------------------------
Class C                -8.13%      6.02%        5.68%
-------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%      6.91%        6.89%
-------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/4/93) and Class C shares (5/3/93) is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their inception were 4.52% and 3.94%, respectively. Index returns for comparable periods (which date from month-end following applicable class inception date) were 5.73% and 5.37%, respectively.




BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

Calendar Year End

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 6.87   12.23    9.18   13.04   -9.20   22.45    4.60    9.66    5.62    -6.61


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

California Portfolio
-------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.



PERFORMANCE TABLE
--------------------------------------------------------------------------------

                       1 Year    5 Years    10 Years
-------------------------------------------------------
Class A                -7.39%      7.15%        6.46%
-------------------------------------------------------
Class B                -6.72%      7.31%        6.41%
-------------------------------------------------------
Class C                -4.89%      7.31%        6.16%
-------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%      6.91%        6.89%
-------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/4/93) and Class C shares (5/3/93) is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their inception were 5.27% and 4.76%, respectively. Index returns for comparable periods (which date from month-end following applicable class inception date) were 5.73% and 5.37%, respectively.




BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 7.41   10.99   9.42    12.90  -10.10   23.95    4.36   10.89    6.35    -3.30
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

Insured California Portfolio
-------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                       1 Year    5 Years     10 Years
-------------------------------------------------------
Class A                -8.77%      6.28%        5.94%
-------------------------------------------------------
Class B                -8.09%      6.43%        5.90%
-------------------------------------------------------
Class C                -6.27%      6.43%        5.64%
-------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%      6.91%        6.89%
-------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/4/93) and Class C shares (5/3/93) is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their inception were 4.52% and 3.95%, respectively. Index returns for comparable periods (which date from month-end following applicable class inception date) were 5.73% and 5.37%, respectively.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

Calendar Year End

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 7.78   10.54    9.55   13.13  -11.03   24.16    2.57   10.03    6.12    -4.73


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

Arizona Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                           1 Year  5 Years  Inception
------------------------------------------------------
Class A                    -6.54%    6.59%      5.56%
------------------------------------------------------
Class B                    -5.94%    6.78%      5.64%
------------------------------------------------------
Class C                    -4.00%    6.80%      5.64%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                      -2.06%    6.91%      6.12%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 6/1/94 for Class A, Class B, and Class C shares. Since inception index returns are from 6/30/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    18.11    5.18   10.47    7.43    -2.42
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%, 1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year    5 Years   Inception
------------------------------------------------------
Class A                -7.88%      6.98%       4.22%
------------------------------------------------------
Class B                -7.22%      7.15%       4.21%
------------------------------------------------------
Class C                -5.40%      7.15%       4.15%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%      6.91%        5.18%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 6/25/93 for Class A, Class B, and Class C shares. Since inception index returns are from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

 90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a   -11.77   24.37    4.00   10.78    6.22   -3.81
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                          1 Year  5 Years  Inception
------------------------------------------------------
Class A                   -8.68%    6.91%      6.22%
------------------------------------------------------
Class B                   -7.99%    7.12%      6.29%
------------------------------------------------------
Class C                   -6.18%    7.14%      6.29%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                     -2.06%    6.91%      6.05%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 3/29/94 for Class A, Class B, and Class C shares. Since inception index returns are from 3/31/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98       99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    18.63    8.00   11.82    6.79    -4.65
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.54%, 1st quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                          1 Year  5 Years  Inception
------------------------------------------------------
Class A                   -7.05%    7.46%      5.31%
------------------------------------------------------
Class B                   -6.33%    7.65%      5.35%
------------------------------------------------------
Class C                   -4.48%    7.65%      5.34%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                     -2.06%    6.91%      5.20%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 2/25/94 for Class A, Class B, and Class C shares. Since inception index returns are from 2/28/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    24.02    4.78   11.49    6.41   -2.89
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception
------------------------------------------------------
Class A                -7.14%       6.07%      4.02%
------------------------------------------------------
Class B                -6.52%       6.21%      3.99%
------------------------------------------------------
Class C                -6.52%       6.21%      3.94%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%       6.91%      5.18%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 6/25/93 for Class A, Class B, and Class C shares. Since inception index returns are from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a    -8.78   17.81    4.70   10.05    6.56   -3.05
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception
------------------------------------------------------
Class A                -8.61%       6.38%      4.10%
------------------------------------------------------
Class B                -7.93%       6.54%      4.09%
------------------------------------------------------
Class C                -6.11%       6.53%      4.03%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%       6.91%      5.18%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 6/25/93 for Class A, Class B, and Class C shares. Since inception index returns are from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a   -10.13   21.48    4.02   10.22    7.05   -4.52
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                       1 Year     5 Years   10 Years
------------------------------------------------------
Class A                -8.23%       6.56%      6.21%
------------------------------------------------------
Class B                -7.54%       6.56%      6.16%
------------------------------------------------------
Class C                -5.72%       6.56%      5.91%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%       6.91%      6.89%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (1/4/93) and Class C shares (5/3/93) is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their inception were 4.73% and 4.15%, respectively. Index returns for comparable periods (which date from month-end following applicable class inception date) were 5.73% and 5.37%, respectively.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 6.17   12.26   10.68   12.76  -10.13   21.22    4.25   11.20    5.89    -4.12
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.92%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception
------------------------------------------------------
Class A                -7.79%       6.50%      4.17%
------------------------------------------------------
Class B                -7.13%       6.64%      4.15%
------------------------------------------------------
Class C                -5.21%       6.66%      4.11%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%       6.91%      5.18%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 6/25/93 for Class A, Class B, and Class C shares. Since inception index returns are from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a   -10.36   20.07    4.62   11.65    5.99    -3.71
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.29%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception
------------------------------------------------------
Class A                -9.01%       6.65%      4.33%
------------------------------------------------------
Class B                -8.27%       6.82%      4.32%
------------------------------------------------------
Class C                -6.55%       6.82%      4.26%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%       6.91%      5.18%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 6/25/93 for Class A, Class B, and Class C shares. Since inception index returns are from 6/30/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a    -9.83   20.07    5.64   10.60    6.36   -4.97
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                               Since
                       1 Year     5 Years  Inception
------------------------------------------------------
Class A                -6.58%       7.52%      6.05%
------------------------------------------------------
Class B                -5.88%       7.71%      6.14%
------------------------------------------------------
Class C                -4.12%       7.69%      6.12%
------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                  -2.06%       6.91%      5.98%
------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 4/29/94 for Class A, Class B, and Class C shares. Since inception index returns are from 4/30/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [Graphic Omitted]

  [The following table was represented as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
--------------------------------------------------------------------------------
 n/a     n/a     n/a     n/a     n/a    20.15    7.17   11.52    7.08    -2.46
                                                               Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was up -1.25%, 1st quarter, 1999.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                    Class A Shares  Class B Shares  Class C Shares
                                                    --------------  --------------  --------------

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)            None            3.0%*           1.0**

Exchange Fee                                        None            None            None

* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC DECREASES 1.00% ANNUALLY TO 0% AFTER THE 3RD YEAR.

**    For Class C shares the CDSC IS 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets) and EXAMPLES


The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other Portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
National Portfolio        Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  490   $  439     $  139      $  238    $  138
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  722   $  612     $  512      $  522    $  522
   Other Expenses          .19%      .11%    .16%      After 5 Yrs.(c)   $  973   $  909     $  909      $  930    $  930
                          ----      ----    ----       After 10 Yrs.(c)  $1,691   $1,706(a)  $1,706(a)   $2,070    $2,070
   Total Portfolio
     Operating Expenses   1.12%     1.74%   1.79%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.46)%    (.37)%  (.43)%
   Net Expenses            .66%     1.37%   1.36%
                          ====      ====    ====

Insured National
Portfolio                 Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .60%      .60%    .60%      After 1st Yr.     $  522   $  473     $  173      $  273    $  173
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  749   $  655     $  555      $  557    $  557
   Other Expenses          .20%      .19%    .20%      After 5 Yrs.(c)   $  995   $  961     $  961      $  966    $  966
                          ----      ----    ----       After 10 Yrs.(c)  $1,699   $1,750(a)  $1,750(a)   $2,108    $2,108
   Total Portfolio
     Operating Expenses   1.10%     1.79%   1.80%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.11)%    (.09)%  (.10)%
   Net Expenses            .99%     1.70%   1.70%
                          ====      ====    ====

California Portfolio      Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  494   $  444     $  144      $  244    $  144
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  710   $  612     $  512      $  516    $  516
   Other Expenses          .11%      .09%    .11%      After 5 Yrs.(c)   $  944   $  904     $  904      $  913    $  913
                         -----     -----   -----       After 10 Yrs.(c)  $1,613   $1,658(a)  $1,658(a)   $2,024    $2,024
   Total Portfolio
     Operating Expenses   1.04%     1.72%   1.74%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.33)%    (.31)%  (.33)%
   Net Expenses            .71%     1.41%   1.41%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------



+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.


             Annual Operating Expenses                                                Examples
---------------------------------------------------    --------------------------------------------------------------------
Insured California
Portfolio                 Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .55%      .55%    .55%      After 1st Yr.     $  528   $  479      $  179     $  278    $  178
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.      $  745   $  654      $  554     $  551    $  551
   Other Expenses          .20%      .21%    .20%      After 5 Yrs.      $  980   $  954      $  954     $  949    $  949
                         -----     -----   -----       After 10 Yrs.     $1,653   $1,714(a)   $1,714(a)  $2,062    $2,062
   Total Portfolio
     Operating Expenses   1.05%     1.76%   1.75%
                         =====     =====   =====

Arizona Portfolio         Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  501   $  451     $  151      $  251    $  151
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  789   $  711     $  611      $  613    $  613
   Other Expenses          .46%      .53%    .54%      After 5 Yrs.(c)   $1,097   $1,097     $1,097      $1,101    $1,101
                          ----      ----    ----       After 10 Yrs.(c)  $1,972   $2,062(a)  $2,062(a)   $2,449    $2,449
   Total Portfolio
     Operating Expenses   1.39%     2.16%   2.17%
                          ====      ====    ====
   Waiver and/or Expense
     Reimbursement(b)     (.61)%    (.68)%  (.69)%
   Net Expenses            .78%     1.48%   1.48%
                          ====      ====    ====

Florida Portfolio         Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  496    $  446     $  146      $  246    $  146
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  741    $  654     $  554      $  554    $  554
   Other Expenses          .25%      .28%    .28%      After 5 Yrs.(c)   $1,005    $  987     $  987      $  987    $  987
                         -----     -----   -----       After 10 Yrs.(c)  $1,758    $1,828(a)  $1,828(a)   $2,194    $2,194
   Total Portfolio
     Operating Expenses   1.18%     1.91%   1.91%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.45)%    (.48)%   (.48)%
   Net Expenses            .73%     1.43%    1.43%
                          ====      ====    ====

Massachusetts Portfolio   Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  495   $  445     $  145      $  245    $  145
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  752   $  665     $  565      $  563    $  563
   Other Expenses          .31%      .34%    .33%      After 5 Yrs.(c)   $1,029   $1,012     $1,012      $1,007    $1,007
                         -----     -----   -----       After 10 Yrs.(c)  $1,817   $1,888(a)  $1,888 (a)  $2,242    $2,242
   Total Portfolio
     Operating Expenses   1.24%     1.97%   1.96%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.52)%    (.55)%  (.54)%
   Net Expenses            .72%     1.42%   1.42%
                          ====      ====    ====

Michigan Portfolio        Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  519    $  469    $  169      $  269    $  169
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  853    $  786    $  686      $  684    $  684
   Other Expenses          .69%      .81%    .80%      After 5 Yrs.(c)   $1,209    $1,230    $1,230      $1,226    $1,226
                         -----     -----   -----       After 10 Yrs.(c)  $2,212    $2,325(a) $2,325(a)   $2,708    $2,708
   Total Portfolio
     Operating Expenses   1.62%     2.44%   2.43%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.66)%    (.78)%  (.77)%
   Net Expenses            .96%     1.66%   1.66%
                          ====      ====    ====

Minnesota Portfolio       Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  498   $  449     $  149      $  248    $  148
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  835   $  765     $  665      $  666    $  666
   Other Expenses          .70%      .80%    .81%      After 5 Yrs.(c)   $1,194   $1,208     $1,208      $1,211    $1,211
                         -----     -----   -----       After 10 Yrs.(c)  $2,205   $2,310(a)  $2,310(a)   $2,701    $2,701
   Total Portfolio
     Operating Expenses   1.63%     2.43%   2.44%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.88)%    (.97)%  (.99)%
   Net Expenses            .75%     1.46%   1.45%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------



+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.


             Annual Operating Expenses                                                Examples
---------------------------------------------------    -----------------------------------------------------------------
New Jersey Portfolio      Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  505   $  456     $  156      $  255    $  155
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  764   $  680     $  580      $  577    $  577
   Other Expenses          .32%      .36%    .35%      After 5 Yrs.(c)   $1,043   $1,030     $1,030      $1,025    $1,025
                         -----     -----   -----       After 10 Yrs.(c)  $1,836   $1,912(a)  $1,912(a)   $2,269    $2,269
   Total Portfolio
     Operating Expenses   1.25%     1.99%   1.98%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.43)%    (.46)%  (.46)%
   Net Expenses            .82%     1.53%   1.52%
                          ====      ====    ====

New York Portfolio        Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  485   $  434     $  134      $  233    $  133
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  715   $  611     $  511      $  512    $  512
   Other Expenses          .18%      .13%    .14%      After 5 Yrs.(c)   $  964   $  913     $  913      $  916    $  916
                         -----     -----   -----       After 10 Yrs.(c)  $1,676   $1,707(a)  $1,707(a)   $2,046    $2,046
   Total Portfolio
     Operating Expenses   1.11%     1.76%   1.77%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.50)%    (.44)%  (.46)%
   Net Expenses            .61%     1.32%   1.31%
                          ====      ====    ====

Ohio Portfolio            Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  498   $  449     $  149      $  248    $  148
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  768   $  677     $  577      $  576    $  576
   Other Expenses          .37%      .38%    .38%      After 5 Yrs.(c)   $1,057   $1,032     $1,032      $1,031    $1,031
                         -----     -----   -----       After 10 Yrs.(c)  $1,880   $1,941(a)  $1,941(a)   $2,293    $2,293
   Total Portfolio
     Operating Expenses   1.30%     2.01%   2.01%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.55)%    (.55)%  (.56)%
   Net Expenses            .75%     1.46%   1.45%
                          ====      ====    ====

Pennsylvania Portfolio    Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  518   $  469     $  169      $  268    $  168
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  774   $  690     $  590      $  589    $  589
   Other Expenses          .31%      .35%    .35%      After 5 Yrs.(c)   $1,050   $1,038     $1,038      $1,037    $1,037
                         -----     -----   -----       After 10 Yrs.(c)  $1,837   $1,913(a)  $1,913(a)   $2,280    $2,280
   Total Portfolio
     Operating Expenses   1.24%     1.98%   1.98%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.29)%    (.32)%  (.33)%
   Net Expenses            .95%     1.66%   1.65%
                          ====      ====    ====

Virginia Portfolio        Class A  Class B  Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                          -------  -------  -------                      -------  --------   ---------  --------  ---------
   Management Fees         .63%      .63%    .63%      After 1st Yr.     $  491   $  439     $  139      $  239    $  139
   Distribution (12b-1)
     Fees                  .30%     1.00%   1.00%      After 3 Yrs.(c)   $  787   $  708     $  608      $  606    $  606
   Other Expenses          .50%      .57%    .56%      After 5 Yrs.(c)   $1,104   $1,104     $1,104      $1,110    $1,100
                         -----     -----   -----       After 10 Yrs.(c)  $2,003   $2,093(a)  $2,093(a)   $2,459    $2,459
   Total Portfolio
     Operating Expenses   1.43%     2.20%   2.19%
                         =====     =====   =====
   Waiver and/or Expense
     Reimbursement(b)     (.76)%    (.83)%  (.82)%
   Net Expenses            .67%     1.37%   1.37%
                          ====      ====    ====
------------------------------------------------------------------------------------------------------------------------



+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.

High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's, SP-2 or higher by S&P, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Municipal securities are debt obligations issued by (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and (ii) in the case of each of the State Portfolios, the named state and its respective political subdivisions, agencies and instrumentalities. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.


Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.


Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

COMPANIES AND RATING AGENCIES

ACA is American Capital Access Corporation.

AGI is Asset Guaranty Insurance Company.

AMBAC is AMBAC Indemnity Corporation.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

FGIC is Financial Guaranty Insurance Company.

FSA is Financial Security Assurance, Inc.

MBIA is Municipal Bond Investors Assurance Corporation.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

o Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote and
   (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.


INVESTMENT OBJECTIVES

The investment objective of each Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from federal and state taxation to the extent described in this prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high yielding, predominatly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal property tax as is consistent with preservation of capital.

PRINCIPAL POLICIES


All of the Portfolios invest at least 65% of their total assets in municipal securities and the State Portfolios invest at least 65% of their total assets in the municipal securities of the named state. These policies are fundamental and may not changed without shareholder approval. In addition, each Portfolio will invest at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. This policy is fundamental for each Portfolio except the National Portfolio, Insured National Portfolio, California Portfolio and New York Portfolio. With respect to these Portfolios, this policy is not fundamental but will not be changed without prior notice to shareholders. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.


National and Insured National Portfolios. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the AMT. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state.

The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

o the National Portfolio is permitted to invest without limit in AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds; and

o as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities.


State Portfolios. Each of the State Portfolios is non-diversified and invests principally in municipal securities with interest that is wholly exempt from federal income tax. Substantially all the interest from these securities is also exempt from state personal income tax, or in the case of Florida, the Florida intangible personal property tax. Florida currently imposes no income tax on individuals. At least 65% and normally substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio, other than the Insured California Portfolio, may invest without limit in AMT-Subject bonds.


California and Insured California Portfolios. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities.

As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, and 80% of its total assets in AMT-Exempt bonds and at least 65% of its total assets in insured securities.

Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, Pennsylvania, and Virginia Portfolios. Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest up to 35% of its total assets in securities whose interest payments are only federally tax-exempt.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Interest on AMT-Subject bonds is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to that tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P, Duff & Phelps or Fitch. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch or, if unrated, determined by Alliance to be of equivalent quality. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the following Portfolios' fiscal years ended in 1999, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:


                                                          AMT-
               A AND                                    SUBJECT
PORTFOLIO      ABOVE    BBB      BB        B       NR    BONDS
---------      -----    ---      --        -       --    -----

National        51%     25%       7%       0%      17%    63%
Insured
  National     100       0        0        0        0      0
Arizona         77       6        0        0       17     47
California      75       3        1        0       21     70
Insured
  California    99       0        0        0        1      0
Florida         75       9        0        0       16     67
Massachusetts   73      27        0        0        0     43
Michigan        72       4       18        0        6     27
Minnesota       70       8        0        0       22     36
New Jersey      59      15        4        0       22     73
New York        95       4        0        0        1     68
Ohio            60      15       23        0        2     75
Pennsylvania    79      20        0        0        1     44
Virginia        74      22        0        0        4     75



All Portfolios may use derivatives, such as options, futures, forwards and swaps, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).


Insurance Feature of the Insured National and Insured California Portfolios. The Insured National Portfolio and Insured California Portfolio normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P, Duff & Phelps or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P, Duff & Phelps or Fitch. Alliance is familiar with six such insurers, MBIA, FGIC, AMBAC, FSA, AGI and ACA.
MBIA, FGIC, AMBAC, FSA have been rated AAA, with respect to their claims-paying ability, AGI has been rated AA and ACA has been rated A. Further information with respect to MBIA, FGIC, AMBAC, FSA, AGI and ACA is provided in the Portfolio's SAI.


PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In the following section, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.


o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline.

      The Portfolios may experience increased interest rate risk to the extent they invest in:

      -- lower rated securities or comparable unrated securities;

      -- debt securities with longer maturities;

      -- debt securities paying no interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).



o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolios, except for the National Portfolios, may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic political, or regulatory occurrences. To the extent that the National Portfolios invest heavily in a particular state's municipal securities, the National Portfolios also will be more vulnerable to factors affecting that state. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


o Non-Diversification Risk. Concentration of investments in a small number of securities tends to increase risks. The State Portfolios are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

o 	Derivaties Risk. the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolios more volatile and can compound other risks.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios, particularly the State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.

o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results.

Temporary Defensive Position. For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.


Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was noted in the previous section.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders.
A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments."

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate.
The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components.
When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


Illiquid Securities. The Portfolios will limit their investments in illiquid securities to 15% (10% for the National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio) of their net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.


Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).



ADDITIONAL RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.


In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.


Leverage. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.


Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.


--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND PORTFOLIO MANAGER


Each Portfolio's Adviser is Alliance Capital Management, L.P. ("Alliance"),
1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 105 separate investment portfolios, currently have more than 5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:


                                Fee as a
                              percentage of
                              average daily       Fiscal
Portfolio                      net assets*      Year Ending
---------                     --------------    -----------
National Portfolio .........      .20%            10/31/99
Insured National
  Portfolio ................      .50%            10/31/99
California Portfolio .......      .30%            10/31/99
Insured California
  Portfolio ................      .55%            10/31/99
Arizona Portfolio ..........      .14%             9/30/99
Florida Portfolio ..........      .21%             9/30/99
Massachusetts
  Portfolio ................      .12%             9/30/99
Michigan Portfolio .........      .17%             9/30/99
Minnesota Portfolio ........        0%             9/30/99
New Jersey Portfolio .......      .25%             9/30/99
New York Portfolio .........      .15%            10/31/99
Ohio Portfolio .............      .10%             9/30/99
Pennsylvania Portfolio .....      .39%             9/30/99
Virginia Portfolio .........        0%             9/30/99

* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden, and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is a Vice President of ACMC with which he has been associated since 1994. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------


HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time each day the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the section of the Prospectus under Distribution Arrangements for details.

HOW TO BUY SHARES

You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

      Minimum investment amounts are:

      o Initial:                             $ 250
      o Subsequent:                          $  50
      o Automatic Investment Program:        $  25

If you are an existing portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form. Call (800) 221-5672 to arrange a transfer from your bank account.

Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Portfolios may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o Selling Shares Through Your Broker

Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolios and may charge you for this service.

o Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:

                             Alliance Fund Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder
         Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed
         $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS


The Portfolios will declare dividends on shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Portfolios pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject for federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National
Portfolio and Insured National Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California and Insured California Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) and corporation income taxes.

New York Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District Income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual income, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------

                            DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------


Share Classes. The Portfolios offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge, as follows:

                          Initial Sales Charge
                          --------------------
                                                Commission
                                                    to
                           as % of             Dealer/Agent
                             Net      as % of     as % of
                           Amount    Offering    Offering
Amount Purchased          Invested     Price       Price
----------------          --------   --------  ------------

Up to $100,000              4.44%      4.25%       4.00%
$100,000 up to $250,000     3.36       3.25        3.00
$250,000 up to $500,000     2.30       2.25        2.00
$500,000 up to $1,000,000   1.78       1.75        1.50


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset
Value programs. Consult the Subscription Application and the SAI about these options.


CLASS B SHARES--DEFERRED SALESCHARGE ALTERNATIVE


You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                   Year Since Purchase       CDSC
                   -------------------       ----
                   First                       3%
                   Second                      2%
                   Third                       1%
                   Fourth                    None

If you exchange your shares for the Class B shares of another Alliance Fund, the CDSC also will apply to those Class B shares.

The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase, If you purchase shares by exchange for the Class B shares of another Alliance Fund, the conversion period runs from the date of your purchase.

CLASS C SHARES--ASSET-BASED SALESCHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

Asset-Based Sales Charge or Rule 12b-1 Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                             Rule 12b-1 Fee
                                            (as a percent of
                                            aggregate average
                                            daily net assets)
                                            -----------------

                     Class A                       .30%
                     Class B                      1.00%
                     Class C                      1.00%


Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a class of shares. The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolio's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number,
(800) 221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call (800) 227-4618.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Portfolio's independent auditors, whose reports, along with each Portfolio's financial statements, are included in the SAI, which is available upon request.


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset                   or Losses on                Dividends   Distributions
                                Value,                     Securities     Total from   from Net    in Excess of   Distributions
                              Beginning  Net Investment  (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period  Income (Loss)+   and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
National Portfolio
  Class A
  Year ended 10/31/99 ......   $11.09       $0.52(a)        $(0.93)        $(0.41)     $(0.52)       $(0.04)         $(0.10)
  Year ended 10/31/98 ......    10.94        0.55(a)          0.18           0.73       (0.55)        (0.03)           0.00
  Year ended 10/31/97 ......    10.51        0.57(a)          0.44           1.01       (0.58)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.58             0.06           0.64       (0.58)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.58             1.04           1.62       (0.58)         0.00            0.00
  Class B
  Year ended 10/31/99 ......   $11.08       $0.44(a)        $(0.93)        $(0.49)     $(0.44)       $(0.05)         $(0.10)
  Year ended 10/31/98 ......    10.94        0.46(a)          0.19           0.65       (0.46)        (0.05)           0.00
  Year ended 10/31/97 ......    10.51        0.50(a)          0.44           0.94       (0.50)        (0.01)           0.00
  Year ended 10/31/96 ......    10.45        0.51             0.06           0.57       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.51             1.04           1.55       (0.51)         0.00            0.00
  Class C
  Year ended 10/31/99 ......   $11.08       $0.45(a)        $(0.94)        $(0.49)     $(0.45)       $(0.04)         $(0.10)
  Year ended 10/31/98 ......    10.94        0.47(a)          0.18           0.65       (0.47)        (0.04)           0.00
  Year ended 10/31/97 ......    10.51        0.50(a)          0.44           0.94       (0.50)        (0.01)           0.00
  Year ended 10/31/96 ......    10.45        0.51             0.06           0.57       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.41        0.51             1.04           1.55       (0.51)         0.00            0.00

Insured National Portfolio
  Class A
  Year ended 10/31/99 ......   $10.52       $0.43(a)        $(0.95)        $(0.52)     $(0.43)       $(0.02)         $(0.22)
  Year ended 10/31/98 ......    10.49        0.44(a)          0.28           0.72       (0.44)        (0.05)          (0.20)
  Year ended 10/31/97 ......    10.28        0.50(a)          0.37           0.87       (0.50)        (0.02)          (0.14)
  Year ended 10/31/96 ......    10.07        0.51             0.22           0.73       (0.52)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.51             1.13           1.64       (0.51)        (0.02)           0.00
  Class B
  Year ended 10/31/99 ......   $10.52       $0.36(a)        $(0.97)        $(0.61)     $(0.36)       $(0.02)         $(0.22)
  Year ended 10/31/98 ......    10.49        0.37(a)          0.28           0.65       (0.37)        (0.05)          (0.20)
  Year ended 10/31/97 ......    10.28        0.42(a)          0.38           0.80       (0.42)        (0.03)          (0.14)
  Year ended 10/31/96 ......    10.07        0.44             0.22           0.66       (0.45)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.45             1.12           1.57       (0.45)        (0.01)           0.00
  Class C
  Year ended 10/31/99 ......   $10.52       $0.36(a)        $(0.96)        $(0.60)     $(0.36)       $(0.02)         $(0.22)
  Year ended 10/31/98 ......    10.49        0.37(a)          0.28           0.65       (0.37)        (0.05)          (0.20)
  Year ended 10/31/97 ......    10.28        0.42(a)          0.38           0.80       (0.42)        (0.03)          (0.14)
  Year ended 10/31/96 ......    10.07        0.44             0.22           0.66       (0.45)         0.00            0.00
  Year ended 10/31/95 ......     8.96        0.45             1.12           1.57       (0.45)        (0.01)           0.00

California Portfolio
  Class A
  Year ended 10/31/99 ......   $11.34       $0.54(a)        $(0.73)        $(0.19)     $(0.54)       $(0.03)         $ 0.00
  Year ended 10/31/98 ......    11.04        0.56(a)          0.32           0.88       (0.56)        (0.02)           0.00
  Year ended 10/31/97 ......    10.59        0.58(a)          0.45           1.03       (0.58)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.58             0.14           0.72       (0.58)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.59             1.02           1.61       (0.59)         0.00            0.00
  Class B
  Year ended 10/31/99 ......   $11.34       $0.46(a)        $(0.73)        $(0.27)     $(0.46)       $(0.03)         $ 0.00
  Year ended 10/31/98 ......    11.04        0.48(a)          0.33           0.81       (0.48)        (0.03)           0.00
  Year ended 10/31/97 ......    10.59        0.51(a)          0.45           0.96       (0.51)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.51             0.14           0.65       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.51             1.02           1.53       (0.51)         0.00            0.00
  Class C
  Year ended 10/31/99 ......   $11.33       $0.46(a)        $(0.72)        $(0.26)     $(0.46)       $(0.03)         $ 0.00
  Year ended 10/31/98 ......    11.04        0.48(a)          0.32           0.80       (0.48)        (0.03)           0.00
  Year ended 10/31/97 ......    10.59        0.51(a)          0.45           0.96       (0.51)         0.00            0.00
  Year ended 10/31/96 ......    10.45        0.51             0.14           0.65       (0.51)         0.00            0.00
  Year ended 10/31/95 ......     9.43        0.51             1.02           1.53       (0.51)         0.00            0.00

Insured California Portfolio
  Class A
  Year ended 10/31/99 ......   $14.25       $0.64(a)        $(1.15)        $(0.51)     $(0.63)       $ 0.00          $ 0.00
  Year ended 10/31/98 ......    13.89        0.64(a)          0.39           1.03       (0.64)        (0.03)           0.00
  Year ended 10/31/97 ......    13.39        0.69(a)          0.50           1.19       (0.68)        (0.01)           0.00
  Year ended 10/31/96 ......    13.32        0.69             0.06           0.75       (0.68)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.68             1.54           2.22       (0.68)        (0.01)           0.00
  Class B
  Year ended 10/31/99 ......   $14.25       $0.53(a)        $(1.14)        $(0.61)     $(0.53)       $ 0.00          $ 0.00
  Year ended 10/31/98 ......    13.89        0.54(a)          0.39           0.93       (0.54)        (0.03)           0.00
  Year ended 10/31/97 ......    13.39        0.59(a)          0.50           1.09       (0.59)         0.00            0.00
  Year ended 10/31/96 ......    13.32        0.60             0.05           0.65       (0.58)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.58             1.54           2.12       (0.58)        (0.01)           0.00


Please refer to the footnotes on page 44.





                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                         -------------------------------------------------------

                                    Total        Net Asset                                   Ratio of    Ratio of Net
                                  Dividends       Value,                   Net Assets,       Expenses   Income/Loss to
                                     and          End of      Total       End of Period     to Average     Average       Portfolio
Fiscal Year or Period           Distributions     Period     Return(b)   (000's omitted)    Net Assets    Net Assets   Turnover Rate
---------------------           -------------    ---------  -----------  ---------------    ----------  -------------- -------------
National Portfolio
  Class A
  Year ended 10/31/99 ......       $(0.66)        $10.02       (3.93)%      $402,922          0.66%(c)       4.86%         393%
  Year ended 10/31/98 ......        (0.58)         11.09        6.82         364,429          0.66(c)        4.98           56
  Year ended 10/31/97 ......        (0.58)         10.94        9.88         329,540          0.69(c)        5.40           72
  Year ended 10/31/96 ......        (0.58)         10.51        6.32         325,288          0.69(c)        5.55          137
  Year ended 10/31/95 ......        (0.58)         10.45       17.73         338,311          0.71(c)        5.84          118
  Class B
  Year ended 10/31/99 ......       $(0.59)        $10.00       (4.65)%      $157,090          1.37%(c)       4.12%         393%
  Year ended 10/31/98 ......        (0.51)         11.08        6.05         197,517          1.37(c)        4.28           56
  Year ended 10/31/97 ......        (0.51)         10.94        9.16         190,530          1.40(c)        4.69           72
  Year ended 10/31/96 ......        (0.51)         10.51        5.61         214,994          1.40(c)        4.85          137
  Year ended 10/31/95 ......        (0.51)         10.45       16.91         252,357          1.42(c)        5.13          118
  Class C
  Year ended 10/31/99 ......       $(0.59)        $10.00       (4.65)%      $111,740          1.36%(c)       4.15%         393%
  Year ended 10/31/98 ......        (0.51)         11.08        6.06         108,325          1.36(c)        4.28           56
  Year ended 10/31/97 ......        (0.51)         10.94        9.18          89,792          1.39(c)        4.70           72
  Year ended 10/31/96 ......        (0.51)         10.51        5.62          96,134          1.39(c)        4.85          137
  Year ended 10/31/95 ......        (0.51)         10.45       16.93         108,068          1.41(c)        5.16          118

Insured National Portfolio
  Class A
  Year ended 10/31/99 ......       $(0.67)        $ 9.33       (5.28)%      $168,572           .99%(d)       4.25%         322%
  Year ended 10/31/98 ......        (0.69)         10.52        7.15         179,003          1.00(d)        4.21           27
  Year ended 10/31/97 ......        (0.66)         10.49        8.77         170,631          1.02(d)        4.85           98
  Year ended 10/31/96 ......        (0.52)         10.28        7.43         160,425          1.02(d)        5.04          157
  Year ended 10/31/95 ......        (0.53)         10.07       18.72         165,548          1.01(d)        5.37          171
  Class B
  Year ended 10/31/99 ......       $(0.60)        $ 9.31       (6.10)%      $ 32,585          1.70%(d)       3.52%         322%
  Year ended 10/31/98 ......        (0.62)         10.52        6.48          48,751          1.71(d)        3.49           27
  Year ended 10/31/97 ......        (0.59)         10.49        8.07          45,542          1.75(d)        4.12           98
  Year ended 10/31/96 ......        (0.45)         10.28        6.74          52,156          1.73(d)        4.32          157
  Year ended 10/31/95 ......        (0.46)         10.07       17.91          58,990          1.72(d)        4.65          171
  Class C
  Year ended 10/31/99 ......       $(0.60)        $ 9.32       (6.00)%      $ 19,679          1.70%(d)       3.55%         322%
  Year ended 10/31/98 ......        (0.62)         10.52        6.48          21,992          1.70(d)        3.51           27
  Year ended 10/31/97 ......        (0.59)         10.49        8.07          19,057          1.72(d)        4.15           98
  Year ended 10/31/96 ......        (0.45)         10.28        6.74          22,763          1.72(d)        4.34          157
  Year ended 10/31/95 ......        (0.46)         10.07       17.91          22,265          1.71(d)        4.69          171

California Portfolio
  Class A
  Year ended 9/30/99 .......       $(0.57)        $10.58       (1.80)%      $684,403          0.71%(f)       4.88%          88%
  Year ended 10/31/98 ......        (0.58)         11.34        8.20         550,626          0.72(f)        4.99           22
  Year ended 10/31/97 ......        (0.58)         11.04       10.07         470,444          0.78(f)        5.43           20
  Year ended 10/31/96 ......        (0.58)         10.59        7.15         460,444          0.77(f)        5.57           49
  Year ended 10/31/95 ......        (0.59)         10.45       17.55         478,535          0.74(f)        5.90           39
  Class B
  Year ended 9/30/99 .......       $(0.49)        $10.58       (2.47)%      $224,924          1.41(f)%       4.14%          88%
  Year ended 10/31/98 ......        (0.51)         11.34        7.46         207,751          1.43(f)        4.30           22
  Year ended 10/31/97 ......        (0.51)         11.04        9.29         166,672          1.48(f)        4.72           20
  Year ended 10/31/96 ......        (0.51)         10.59        6.37         164,895          1.47(f)        4.87           49
  Year ended 10/31/95 ......        (0.51)         10.45       16.64         166,759          1.45(f)        5.19           39
  Class C
  Year ended 10/31/99 ......       $(0.49)        $10.58       (2.39)%      $159,219          1.41%(f)       4.17%          88%
  Year ended 10/31/98 ......        (0.51)         11.33        7.46         124,115          1.42(f)        4.29           22
  Year ended 10/31/97 ......        (0.51)         11.04        9.29          90,742          1.48(f)        4.73           20
  Year ended 10/31/96 ......        (0.51)         10.59        6.38          90,917          1.47(f)        4.87           49
  Year ended 10/31/95 ......        (0.51)         10.45       16.64          87,793          1.44(f)        5.22           39

Insured California Portfolio
  Class A
  Year ended 10/31/99 ......       $(0.63)        $13.11       (3.74)%      $111,535          1.05%          4.59%         100%
  Year ended 10/31/98 ......        (0.67)         14.25        7.60         113,102          1.05           4.52            0
  Year ended 10/31/97 ......        (0.69)         13.89        9.18         103,647          1.11           5.09           35
  Year ended 10/31/96 ......        (0.68)         13.39        5.79         101,542          1.08           5.19          118
  Year ended 10/31/95 ......        (0.69)         13.32       19.29         103,940          1.04(g)        5.34          103
  Class B
  Year ended 10/31/99 ......       $(0.53)        $13.11       (4.44)%      $ 21,628          1.76%          3.85%         100%
  Year ended 10/31/98 ......        (0.57)         14.25        6.84          29,957          1.76           3.82            0
  Year ended 10/31/97 ......        (0.59)         13.89        8.37          27,976          1.81           4.39           35
  Year ended 10/31/96 ......        (0.58)         13.39        4.99          26,696          1.79           4.49          118
  Year ended 10/31/95 ......        (0.59)         13.32       18.35          27,816          1.74(g)        4.61          103
--------------------------------------------------------------------------------------------------------------------------------





                                     36 & 37


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset       Net         or Losses on                Dividends   Distributions
                                Value,     Investment      Securities     Total from   from Net    in Excess of   Distributions
                              Beginning      Income      (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period     (Loss)+      and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
Insured California Portfolio (continued)
  Class C
  Year ended 10/31/99 ......   $14.25       $0.54(a)        $(1.15)        $(0.61)     $(0.53)       $ 0.00          $ 0.00
  Year ended 10/31/98 ......    13.89        0.54(a)          0.39           0.93       (0.54)        (0.03)           0.00
  Year ended 10/31/97 ......    13.39        0.59(a)          0.50           1.09       (0.59)         0.00            0.00
  Year ended 10/31/96 ......    13.32        0.60             0.05           0.65       (0.58)         0.00            0.00
  Year ended 10/31/95 ......    11.79        0.58             1.54           2.12       (0.58)        (0.01)           0.00

Arizona Portfolio
  Class A
  Year ended 9/30/99 .......   $11.03       $0.51(a)        $(0.55)        $(0.04)     $(0.51)       $(0.04)         $(0.04)
  Year ended 9/30/98 .......    10.78        0.54(a)          0.45           0.99       (0.54)        (0.02)          (0.18)
  Year ended 9/30/97 .......    10.32        0.57(a)          0.48           1.05       (0.57)         0.00           (0.02)
  Year ended 9/30/96 .......    10.29        0.55(a)          0.14           0.69       (0.55)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.56             0.53           1.09       (0.56)        (0.01)           0.00
  Class B
  Year ended 9/30/99 .......   $11.03       $0.43(a)        $(0.55)        $(0.12)     $(0.43)       $(0.05)         $(0.04)
  Year ended 9/30/98 .......    10.78        0.45(a)          0.47           0.92       (0.45)        (0.04)          (0.18)
  Year ended 9/30/97 .......    10.32        0.50(a)          0.48           0.98       (0.50)         0.00           (0.02)
  Year ended 9/30/96 .......    10.29        0.47(a)          0.14           0.61       (0.47)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.49             0.53           1.02       (0.49)        (0.01)           0.00
  Class C
  Year ended 9/30/99 .......   $11.03       $0.43(a)        $(0.55)        $(0.12)     $(0.43)       $(0.05)         $(0.04)
  Year ended 9/30/98 .......    10.78        0.45(a)          0.47           0.92       (0.45)        (0.04)          (0.18)
  Year ended 9/30/97 .......    10.32        0.50(a)          0.48           0.98       (0.50)         0.00           (0.02)
  Year ended 9/30/96 .......    10.30        0.47(a)          0.13           0.60       (0.47)        (0.03)          (0.08)
  Year ended 9/30/95 .......     9.77        0.49             0.54           1.03       (0.49)        (0.01)           0.00

Florida Portfolio
  Class A
  Year ended 9/30/99 .......   $10.48       $0.51(a)        $(0.65)        $(0.14)     $(0.51)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......    10.14        0.52(a)          0.37           0.89       (0.52)        (0.03)           0.00
  Year ended 9/30/97 .......     9.73        0.55(a)          0.41           0.96       (0.55)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.54(a)          0.16           0.70       (0.54)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.55             0.69           1.24       (0.55)         0.00            0.00
  Class B
  Year ended 9/30/99 .......   $10.48       $0.43(a)        $(0.64)        $(0.21)     $(0.43)       $(0.03)         $ 0.00
  Year ended 9/30/98 .......    10.14        0.46(a)          0.36           0.82       (0.46)        (0.02)           0.00
  Year ended 9/30/97 .......     9.74        0.48(a)          0.40           0.88       (0.48)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.47(a)          0.17           0.64       (0.47)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.47             0.70           1.17       (0.47)        (0.01)           0.00
  Class C
  Year ended 9/30/99 .......   $10.48       $0.43(a)        $(0.64)        $(0.21)     $(0.43)       $(0.03)         $ 0.00
  Year ended 9/30/98 .......    10.14        0.46(a)          0.36           0.82       (0.46)        (0.02)           0.00
  Year ended 9/30/97 .......     9.74        0.49(a)          0.39           0.88       (0.48)         0.00            0.00
  Year ended 9/30/96 .......     9.58        0.47(a)          0.17           0.64       (0.47)        (0.01)           0.00
  Year ended 9/30/95 .......     8.89        0.47             0.70           1.17       (0.47)        (0.01)           0.00

Massachusetts Portfolio
  Class A
  Year ended 9/30/99 .......   $11.39       $0.53(a)        $(0.66)        $(0.13)     $(0.53)       $(0.04)         $(0.03)
  Year ended 9/30/98 .......    11.19        0.54(a)          0.45           0.99       (0.54)        (0.06)          (0.19)
  Year ended 9/30/97 .......    10.85        0.58(a)          0.57           1.15       (0.58)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.50        0.60(a)          0.44           1.04       (0.59)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.58             0.41           0.99       (0.58)        (0.03)           0.00
  Class B
  Year ended 9/30/99 .......   $11.38       $0.45(a)        $(0.65)        $(0.20)     $(0.45)       $(0.05)         $(0.03)
  Year ended 9/30/98 .......    11.19        0.46(a)          0.45           0.91       (0.46)        (0.07)          (0.19)
  Year ended 9/30/97 .......    10.84        0.51(a)          0.58           1.09       (0.51)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.49        0.52(a)          0.45           0.97       (0.52)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.52             0.39           0.91       (0.52)        (0.02)           0.00
  Class C
  Year ended 9/30/99 .......   $11.38       $0.45(a)        $(0.65)        $(0.20)     $(0.45)       $(0.05)         $(0.03)
  Year ended 9/30/98 .......    11.19        0.47(a)          0.44           0.91       (0.47)        (0.06)          (0.19)
  Year ended 9/30/97 .......    10.84        0.51(a)          0.58           1.09       (0.51)        (0.03)          (0.20)
  Year ended 9/30/96 .......    10.49        0.52(a)          0.45           0.97       (0.52)        (0.02)          (0.08)
  Year ended 9/30/95 .......    10.12        0.52             0.39           0.91       (0.52)        (0.02)           0.00

Michigan Portfolio
  Class A
  Year ended 9/30/99 .......   $10.62       $0.46(a)        $(0.45)        $ 0.01      $(0.46)       $(0.04)         $(0.07)
  Year ended 9/30/98 .......    10.52        0.48(a)          0.44           0.92       (0.48)        (0.05)          (0.29)
  Year ended 9/30/97 .......    10.12        0.53(a)          0.55           1.08       (0.53)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.52(a)          0.22           0.74       (0.52)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.52             0.78           1.30       (0.52)        (0.03)           0.00

Please refer to the footnotes on page 44.





                                Less Distributions                                          Ratios/Supplemental Data
                                ------------------                         ---------------------------------------------------------

                                      Total        Net Asset                                 Ratio of    Ratio of Net
                                    Dividends       Value,                   Net Assets,     Expenses   Income/Loss to
                                       and          End of      Total       End of Period   to Average     Average       Portfolio
Fiscal Year or Period             Distributions     Period     Return(b)   (000's omitted)  Net Assets    Net Assets   Turnover Rate
---------------------             -------------    ---------  -----------  ---------------  ----------  -------------- -------------
California Portfolio (continued)
  Class C
  Year ended 10/31/99 ......         $(0.53)        $13.11       (4.44)%      $ 16,391        1.75%          3.89%         100%
  Year ended 10/31/98 ......          (0.57)         14.25        6.84          16,013        1.75           3.82            0
  Year ended 10/31/97 ......          (0.59)         13.89        8.37          13,436        1.81           4.39           35
  Year ended 10/31/96 ......          (0.58)         13.39        4.99          12,826        1.78           4.49          118
  Year ended 10/31/95 ......          (0.59)         13.32       18.35          14,323        1.74(g)        4.64          103

Arizona Portfolio
  Class A
  Year ended 9/30/99 .......       $(0.59)        $10.40       (0.45)%      $ 38,472          0.78%(e)       4.74%         217%
  Year ended 9/30/98 .......        (0.74)         11.03        9.54          21,185          0.78(e)        4.92           45
  Year ended 9/30/97 .......        (0.59)         10.78       10.54           9,225          0.78(e)        5.42          193
  Year ended 9/30/96 .......        (0.66)         10.32        6.84           4,409          0.78(e)        5.33          244
  Year ended 9/30/95 .......        (0.57)         10.29       11.56           2,379          0.78(e)        5.56           85
  Class B
  Year ended 9/30/99 .......       $(0.52)        $10.39       (1.19)%      $ 31,242          1.48%(e)       4.05%         217%
  Year ended 9/30/98 .......        (0.67)         11.03        8.84          13,698          1.48(e)        4.21           45
  Year ended 9/30/97 .......        (0.52)         10.78        9.80           6,531          1.48(e)        4.73          193
  Year ended 9/30/96 .......        (0.58)         10.32        6.10           5,199          1.48(e)        4.62          244
  Year ended 9/30/95 .......        (0.50)         10.29       10.78           3,166          1.48(e)        4.89           85
  Class C
  Year ended 9/30/99 .......       $(0.52)        $10.39       (1.19)%      $  9,368          1.48%(e)       4.05%         217%
  Year ended 9/30/98 .......        (0.67)         11.03        8.83           4,708          1.48(e)        4.19           45
  Year ended 9/30/97 .......        (0.52)         10.78        9.80           1,775          1.48(e)        4.70          193
  Year ended 9/30/96 .......        (0.58)         10.32        6.00             710          1.48(e)        4.61          244
  Year ended 9/30/95 .......        (0.50)         10.30       10.89             481          1.48(e)        4.90           85

Florida Portfolio
  Class A
  Year ended 9/30/99 .......         $(0.53)        $ 9.81       (1.38)%      $ 79,752        0.73%(h)       4.94%         244%
  Year ended 9/30/98 .......          (0.55)         10.48        8.97          44,440        0.73(h)        5.14           65
  Year ended 9/30/97 .......          (0.55)         10.14       10.14          17,516        0.73(h)        5.58          204
  Year ended 9/30/96 .......          (0.55)          9.73        7.45          14,297        0.73(h)        5.52          237
  Year ended 9/30/95 .......          (0.55)          9.58       14.44          11,956        0.73(h)        5.91          146
  Class B
  Year ended 9/30/99 .......         $(0.46)        $ 9.81       (2.06)%      $ 67,532        1.43%(h)       4.25%         244%
  Year ended 9/30/98 .......          (0.48)         10.48        8.22          40,740        1.43(h)        4.46           65
  Year ended 9/30/97 .......          (0.48)         10.14        9.24          24,820        1.43(h)        4.87          204
  Year ended 9/30/96 .......          (0.48)          9.74        6.78          22,235        1.43(h)        4.81          237
  Year ended 9/30/95 .......          (0.48)          9.58       13.56          20,660        1.42(h)        5.22          146
  Class C
  Year ended 9/30/99 .......         $(0.46)        $ 9.81       (2.06)%      $ 42,169        1.43%(h)       4.24%         244%
  Year ended 9/30/98 .......          (0.48)         10.48        8.22          31,524        1.43(h)        4.48           65
  Year ended 9/30/97 .......          (0.48)         10.14        9.23          25,722        1.43(h)        4.89          204
  Year ended 9/30/96 .......          (0.48)          9.74        6.78          30,121        1.43(h)        4.81          237
  Year ended 9/30/95 .......          (0.48)          9.58       13.56          30,787        1.42(h)        5.27          146

Massachusetts Portfolio
  Class A
  Year ended 9/30/99 .......         $(0.60)        $10.66       (1.24)%      $ 44,758        0.72%(i)       4.74%         303%
  Year ended 9/30/98 .......          (0.79)         11.39        9.18          23,026        0.72(i)        4.87           69
  Year ended 9/30/97 .......          (0.81)         11.19       11.14           9,461        0.72(i)        5.40          134
  Year ended 9/30/96 .......          (0.69)         10.85       10.25           3,211        0.62(i)        5.62          246
  Year ended 9/30/95 .......          (0.61)         10.50       10.19           1,337        0.60(i)        5.67          155
  Class B
  Year ended 9/30/99 .......         $(0.53)        $10.65       (1.87)%      $ 42,628        1.42%(i)       4.06%         303%
  Year ended 9/30/98 .......          (0.72)         11.38        8.40          20,400        1.42(i)        4.16           69
  Year ended 9/30/97 .......          (0.74)         11.19       10.52           7,230        1.42(i)        4.73          134
  Year ended 9/30/96 .......          (0.62)         10.84        9.52           3,683        1.32(i)        4.93          246
  Year ended 9/30/95 .......          (0.54)         10.49        9.32           1,754        1.30(i)        4.90          155
  Class C
  Year ended 9/30/99 .......         $(0.53)        $10.65       (1.87)%      $ 29,365        1.42%(i)       4.05%         303%
  Year ended 9/30/98 .......          (0.72)         11.38        8.40          18,050        1.42(i)        4.18           69
  Year ended 9/30/97 .......          (0.74)         11.19       10.52           7,815        1.42(i)        4.75          134
  Year ended 9/30/96 .......          (0.62)         10.84        9.52           4,514        1.31(i)        4.88          246
  Year ended 9/30/95 .......          (0.54)         10.49        9.32           2,556        1.30(i)        4.85          155

Michigan Portfolio
  Class A
  Year ended 9/30/99 .......         $(0.57)        $10.06        0.03%       $ 11,760        0.96%(j)       4.48%         213%
  Year ended 9/30/98 .......          (0.82)         10.62        9.08           8,640        0.96(j)        4.57          134
  Year ended 9/30/97 .......          (0.68)         10.52       11.05           5,836        0.96(j)        5.24          161
  Year ended 9/30/96 .......          (0.72)         10.12        7.54           6,123        0.96(j)        5.21          242
  Year ended 9/30/95 .......          (0.55)         10.10       14.40           5,158        1.36(j)        5.27          151
--------------------------------------------------------------------------------------------------------------------------------




                                     38 & 39


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset       Net         or Losses on                Dividends   Distributions
                                Value,     Investment      Securities     Total from   from Net    in Excess of   Distributions
                              Beginning      Income      (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period      (Loss)+     and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
Michigan Portfolio (continued)
  Class B
  Year ended 9/30/99 .......   $10.61       $0.39(a)        $(0.45)        $(0.06)     $(0.39)       $(0.04)         $(0.07)
  Year ended 9/30/98 .......    10.52        0.40(a)          0.44           0.84       (0.40)        (0.06)          (0.29)
  Year ended 9/30/97 .......    10.12        0.46(a)          0.55           1.01       (0.46)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.45(a)          0.22           0.67       (0.45)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.45             0.78           1.23       (0.45)        (0.03)           0.00
  Class C
  Year ended 9/30/99 .......   $10.61       $0.40(a)        $(0.46)        $(0.06)     $(0.40)       $(0.03)         $(0.07)
  Year ended 9/30/98 .......    10.52        0.41(a)          0.43           0.84       (0.41)        (0.05)          (0.29)
  Year ended 9/30/97 .......    10.12        0.46(a)          0.55           1.01       (0.46)        (0.02)          (0.13)
  Year ended 9/30/96 .......    10.10        0.45(a)          0.22           0.67       (0.45)        (0.03)          (0.17)
  Year ended 9/30/95 .......     9.35        0.45             0.78           1.23       (0.45)        (0.03)           0.00

Minnesota Portfolio
  Class A
  Year ended 9/30/99 .......   $10.22       $0.49(a)        $(0.53)        $(0.04)     $(0.49)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......     9.97        0.50(a)          0.27           0.77       (0.50)        (0.02)           0.00
  Year ended 9/30/97 .......     9.58        0.53(a)          0.39           0.92       (0.53)         0.00            0.00
  Year ended 9/30/96 .......     9.49        0.53(a)          0.11           0.64       (0.53)        (0.02)           0.00
  Year ended 9/30/95 .......     9.19        0.53             0.32           0.85       (0.53)        (0.02)           0.00
  Class B
  Year ended 9/30/99 .......   $10.22       $0.42(a)        $(0.53)        $(0.11)     $(0.42)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......     9.97        0.42(a)          0.28           0.70       (0.42)        (0.03)           0.00
  Year ended 9/30/97 .......     9.58        0.46(a)          0.39           0.85       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.49        0.46(a)          0.11           0.57       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.18        0.46             0.33           0.79       (0.46)        (0.02)           0.00
  Class C
  Year ended 9/30/99 .......   $10.22       $0.42(a)        $(0.53)        $(0.11)     $(0.42)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......     9.97        0.43(a)          0.27           0.70       (0.43)        (0.02)           0.00
  Year ended 9/30/97 .......     9.58        0.46(a)          0.39           0.85       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.50        0.46(a)          0.10           0.56       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.19        0.46             0.33           0.79       (0.46)        (0.02)           0.00

New Jersey Portfolio
  Class A
  Year ended 9/30/99 .......   $10.46       $0.49(a)        $(0.51)        $(0.02)     $(0.49)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......    10.15        0.51(a)          0.32           0.83       (0.51)        (0.01)           0.00
  Year ended 9/30/97 .......     9.72        0.51(a)          0.44           0.95       (0.51)        (0.01)           0.00
  Year ended 9/30/96 .......     9.65        0.51(a)          0.11           0.62       (0.51)        (0.04)           0.00
  Year ended 9/30/95 .......     9.07        0.54             0.59           1.13       (0.54)        (0.01)           0.00
  Class B
  Year ended 9/30/99 .......   $10.46       $0.42(a)        $(0.51)        $(0.09)     $(0.42)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......    10.16        0.43(a)          0.32           0.75       (0.43)        (0.02)           0.00
  Year ended 9/30/97 .......     9.72        0.44(a)          0.45           0.89       (0.44)        (0.01)           0.00
  Year ended 9/30/96 .......     9.66        0.44(a)          0.10           0.54       (0.45)        (0.03)           0.00
  Year ended 9/30/95 .......     9.07        0.47             0.60           1.07       (0.47)        (0.01)           0.00
  Class C
  Year ended 9/30/99 .......   $10.46       $0.43(a)        $(0.52)        $(0.09)     $(0.43)       $(0.01)         $ 0.00
  Year ended 9/30/98 .......    10.16        0.43(a)          0.32           0.75       (0.43)        (0.02)           0.00
  Year ended 9/30/97 .......     9.72        0.44(a)          0.45           0.89       (0.44)        (0.01)           0.00
  Year ended 9/30/96 .......     9.66        0.44(a)          0.10           0.54       (0.45)        (0.03)           0.00
  Year ended 9/30/95 .......     9.07        0.47             0.60           1.07       (0.47)        (0.01)           0.00

New York Portfolio
  Class A
  Year ended 10/31/99 ......   $10.29       $0.51(a)        $(0.83)        $(0.32)     $(0.51)       $(0.01)         $ 0.00
  Year ended 10/31/98 ......    10.10        0.51(a)          0.21           0.72       (0.51)        (0.02)           0.00
  Year ended 10/31/97 ......     9.66        0.53(a)          0.46           0.99       (0.54)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.55             0.04           0.59       (0.55)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.55             0.90           1.45       (0.55)         0.00            0.00
  Class B
  Year ended 10/31/99 ......   $10.29       $0.44(a)        $(0.83)        $(0.39)     $(0.44)       $(0.01)         $ 0.00
  Year ended 10/31/98 ......    10.10        0.44(a)          0.21           0.65       (0.44)        (0.02)           0.00
  Year ended 10/31/97 ......     9.66        0.46(a)          0.46           0.92       (0.47)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.48             0.04           0.52       (0.48)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.48             0.90           1.38       (0.48)         0.00            0.00
  Class C
  Year ended 10/31/99 ......   $10.29       $0.44(a)        $(0.83)        $(0.39)     $(0.44)       $(0.01)         $ 0.00
  Year ended 10/31/98 ......    10.10        0.44(a)          0.21           0.65       (0.44)        (0.02)           0.00
  Year ended 10/31/97 ......     9.66        0.46(a)          0.46           0.92       (0.47)        (0.01)           0.00
  Year ended 10/31/96 ......     9.62        0.48             0.04           0.52       (0.48)         0.00            0.00
  Year ended 10/31/95 ......     8.72        0.48             0.90           1.38       (0.48)         0.00            0.00

Please refer to the footnotes on page 44.




                                Less Distributions                                          Ratios/Supplemental Data
                                ------------------                         ---------------------------------------------------------

                                      Total        Net Asset                                 Ratio of    Ratio of Net
                                    Dividends       Value,                   Net Assets,     Expenses   Income/Loss to
                                       and          End of      Total       End of Period   to Average     Average       Portfolio
Fiscal Year or Period             Distributions     Period     Return(b)   (000's omitted)  Net Assets    Net Assets   Turnover Rate
---------------------             -------------    ---------  -----------  ---------------  ----------  -------------- -------------
Michigan Portfolio (continued)
  Class B
  Year ended 9/30/99 .......         $(0.50)        $10.05       (0.64)%      $ 13,844        1.66%(j)       3.79%         213%
  Year ended 9/30/98 .......          (0.75)         10.61        8.26           9,411        1.66(j)        3.87          134
  Year ended 9/30/97 .......          (0.61)         10.52       10.30           5,300        1.66(j)        4.53          161
  Year ended 9/30/96 .......          (0.65)         10.12        6.80           3,553        1.66(j)        4.51          242
  Year ended 9/30/95 .......          (0.48)         10.10       13.58           2,424        2.06(j)        4.57          151
  Class C
  Year ended 9/30/99 .......         $(0.50)        $10.50       (0.64)%      $ 10,747        1.66%(j)       3.78%         213%
  Year ended 9/30/98 .......          (0.75)         10.61        8.26           8,983        1.66(j)        3.88          134
  Year ended 9/30/97 .......          (0.61)         10.52       10.30           5,089        1.66(j)        4.55          161
  Year ended 9/30/96 .......          (0.65)         10.12        6.80           3,940        1.66(j)        4.50          242
  Year ended 9/30/95 .......          (0.48)         10.10       13.58           2,886        2.06(j)        4.69          151

Minnesota Portfolio
  Class A
  Year ended 9/30/99 .......         $(0.51)        $ 9.67       (0.48)%      $ 10,601        0.75%(k)       4.90%         259%
  Year ended 9/30/98 .......          (0.52)         10.22        7.94           6,261        0.75(k)        4.92           30
  Year ended 9/30/97 .......          (0.53)          9.97        9.93           4,120        0.75(k)        5.44          131
  Year ended 9/30/96 .......          (0.55)          9.58        6.95           3,165        0.72(k)        5.54          195
  Year ended 9/30/95 .......          (0.55)          9.49        9.63           2,414        0.71(k)        5.71          117
  Class B
  Year ended 9/30/99 .......         $(0.44)        $ 9.67       (1.19)%      $ 14,111        1.46%(k)       4.16%         259%
  Year ended 9/30/98 .......          (0.45)         10.22        7.17          13,867        1.46(k)        4.19           30
  Year ended 9/30/97 .......          (0.46)          9.97        9.13           8,517        1.46(k)        4.75          131
  Year ended 9/30/96 .......          (0.48)          9.58        6.15           8,291        1.42(k)        4.82          195
  Year ended 9/30/95 .......          (0.48)          9.49        8.90           7,299        1.42(k)        4.97          117
  Class C
  Year ended 9/30/99 .......         $(0.44)        $ 9.67       (1.19)%      $  9,081        1.45%(k)       4.17%         259%
  Year ended 9/30/98 .......          (0.45)         10.22        7.18           7,716        1.45(k)        4.23           30
  Year ended 9/30/97 .......          (0.46)          9.97        9.13           7,358        1.45(k)        4.76          131
  Year ended 9/30/96 .......          (0.48)          9.58        6.03           6,553        1.41(k)        4.82          195
  Year ended 9/30/95 .......          (0.48)          9.50        8.89           7,305        1.41(k)        5.05          117

New Jersey Portfolio
  Class A
  Year ended 9/30/99 .......         $(0.51)        $ 9.93       (0.29)%      $ 33,109        0.82%(l)       4.82%         131%
  Year ended 9/30/98 .......          (0.52)         10.46        8.36          22,333        0.82(l)        4.93           35
  Year ended 9/30/97 .......          (0.52)         10.15       10.01          16,309        0.82(l)        5.16           61
  Year ended 9/30/96 .......          (0.55)          9.72        6.57          15,520        0.82(l)        5.26          132
  Year ended 9/30/95 .......          (0.55)          9.65       12.91          11,612        0.82(l)        5.73           86
  Class B
  Year ended 9/30/99 .......         $(0.44)        $ 9.93       (0.99)%      $ 64,929        1.53%(l)       4.10%         131%
  Year ended 9/30/98 .......          (0.45)         10.46        7.50          48,027        1.53(l)        4.23           35
  Year ended 9/30/97 .......          (0.45)         10.16        9.32          38,308        1.53(l)        4.45           61
  Year ended 9/30/96 .......          (0.48)          9.72        5.66          39,099        1.53(l)        4.56          132
  Year ended 9/30/95 .......          (0.48)          9.66       12.15          34,695        1.53(l)        5.03           86
  Class C
  Year ended 9/30/99 .......         $(0.44)        $ 9.93       (0.99)%      $ 32,578        1.52%(l)       4.12%         131%
  Year ended 9/30/98 .......          (0.45)         10.46        7.50          26,018        1.52(l)        4.23           35
  Year ended 9/30/97 .......          (0.45)         10.16        9.32          21,404        1.52(l)        4.47           61
  Year ended 9/30/96 .......          (0.48)          9.72        5.66          22,579        1.52(l)        4.56          132
  Year ended 9/30/95 .......          (0.48)          9.66       12.14          21,255        1.52(l)        5.09           86

New York Portfolio
  Class A
  Year ended 10/31/99 ......         $(0.52)        $ 9.45       (3.27)%      $234,835        0.61%(m)       5.12%         134%
  Year ended 10/31/98 ......          (0.53)         10.29        7.31         207,031        0.61(m)        5.04           18
  Year ended 10/31/97 ......          (0.55)         10.10       10.52         181,745        0.65(m)        5.45           34
  Year ended 10/31/96 ......          (0.55)          9.66        6.30         179,452        0.64(m)        5.66           64
  Year ended 10/31/95 ......          (0.55)          9.62       17.10         183,987        0.75(m)        5.93           69
  Class B
  Year ended 10/31/99 ......         $(0.45)        $ 9.45       (3.96)%      $111,283        1.32%(m)       4.38%         134%
  Year ended 10/31/98 ......          (0.46)         10.29        6.57         114,739        1.32(m)        4.34           18
  Year ended 10/31/97 ......          (0.48)         10.10        9.72          96,119        1.35(m)        4.75           34
  Year ended 10/31/96 ......          (0.48)          9.66        5.52          96,959        1.35(m)        4.95           64
  Year ended 10/31/95 ......          (0.48)          9.62       16.19          94,400        1.45(m)        5.21           69
  Class C
  Year ended 10/31/99 ......         $(0.45)        $ 9.45       (3.96)%      $ 48,205        1.31%(m)       4.41%         134%
  Year ended 10/31/98 ......          (0.46)         10.29        6.57          44,736        1.31(m)        4.33           18
  Year ended 10/31/97 ......          (0.48)         10.10        9.72          38,890        1.35(m)        4.75           34
  Year ended 10/31/96 ......          (0.48)          9.66        5.52          34,562        1.34(m)        4.95           64
  Year ended 10/31/95 ......          (0.48)          9.62       16.19          32,259        1.44(m)        5.24           69
------------------------------------------------------------------------------------------------------------------------------------




                                     40 & 41


                                               Income from Investment Operations          Less Dividends and Distributions
                                         -------------------------------------------  -----------------------------------------
                                                           Net Gains
                              Net Asset                   or Losses on                Dividends   Distributions
                                Value,                     Securities     Total from   from Net    in Excess of   Distributions
                              Beginning  Net Investment  (both realized   Investment  Investment  Net Investment      from
Fiscal Year or Period         of Period  Income (Loss)+  and unrealized)  Operations    Income       Income       Capital Gains
---------------------         ---------  --------------  ---------------  ----------  ----------  --------------  -------------
Ohio Portfolio
  Class A
  Year ended 9/30/99 .......   $10.45       $0.49(a)       $(0.55)         $(0.06)     $(0.49)       $(0.04)         $ 0.00
  Year ended 9/30/98 .......    10.16        0.52(a)         0.30            0.82       (0.52)        (0.01)           0.00
  Year ended 9/30/97 .......     9.61        0.54(a)         0.54            1.08       (0.53)         0.00            0.00
  Year ended 9/30/96 .......     9.53        0.52(a)         0.11            0.63       (0.53)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.54            0.48            1.02       (0.54)        (0.01)           0.00
  Class B
  Year ended 9/30/99 .......   $10.45       $0.43(a)       $(0.57)         $(0.14)     $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......    10.16        0.45(a)         0.30            0.75       (0.45)        (0.01)           0.00
  Year ended 9/30/97 .......     9.61        0.48(a)         0.53            1.01       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.54        0.46(a)         0.09            0.55       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.47            0.49            0.96       (0.47)        (0.01)           0.00
  Class C
  Year ended 9/30/99 .......   $10.45       $0.43(a)       $(0.57)         $(0.14)     $(0.43)       $(0.02)         $ 0.00
  Year ended 9/30/98 .......    10.16        0.45(a)         0.30            0.75       (0.45)        (0.01)           0.00
  Year ended 9/30/97 .......     9.61        0.47(a)         0.54            1.01       (0.46)         0.00            0.00
  Year ended 9/30/96 .......     9.54        0.46(a)         0.09            0.55       (0.46)        (0.02)           0.00
  Year ended 9/30/95 .......     9.06        0.47            0.49            0.96       (0.47)        (0.01)           0.00

Pennsylvania Portfolio
  Class A
  Year ended 9/30/99 .......   $10.66       $0.49(a)       $(0.73)         $(0.24)     $(0.49)       $(0.04)         $ 0.00
  Year ended 9/30/98 .......    10.33        0.53(a)         0.35            0.88       (0.53)        (0.02)           0.00
  Year ended 9/30/97 .......     9.85        0.55(a)         0.49            1.04       (0.55)        (0.01)           0.00
  Year ended 9/30/96 .......     9.64        0.49(a)         0.28            0.77       (0.53)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.54            0.48            1.02       (0.54)        (0.02)           0.00
  Class B
  Year ended 9/30/99 .......   $10.66       $0.41(a)       $(0.73)         $(0.32)     $(0.41)       $(0.04)         $ 0.00
  Year ended 9/30/98 .......    10.33        0.46(a)         0.34            0.80       (0.46)        (0.01)           0.00
  Year ended 9/30/97 .......     9.86        0.47(a)         0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/96 .......     9.65        0.46(a)         0.24            0.70       (0.46)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.47            0.49            0.96       (0.47)        (0.02)           0.00
  Class C
  Year ended 9/30/99 .......   $10.66       $0.41(a)       $(0.73)         $(0.32)     $(0.41)       $(0.04)         $ 0.00
  Year ended 9/30/98 .......    10.33        0.46(a)         0.34            0.80       (0.46)        (0.01)           0.00
  Year ended 9/30/97 .......     9.86        0.47(a)         0.49            0.96       (0.47)        (0.02)           0.00
  Year ended 9/30/96 .......     9.65        0.46(a)         0.24            0.70       (0.46)        (0.03)           0.00
  Year ended 9/30/95 .......     9.18        0.47            0.49            0.96       (0.47)        (0.02)           0.00

Virginia Portfolio
  Class A
  Year ended 9/30/99 .......   $11.02       $0.49(a)        $(0.60)        $(0.11)     $(0.49)       $(0.07)         $(0.03)
  Year ended 9/30/98 .......    10.90        0.52(a)          0.49           1.01       (0.52)        (0.05)          (0.32)
  Year ended 9/30/97 .......    10.58        0.57(a)          0.57           1.14       (0.57)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.57(a)          0.37           0.94       (0.57)         0.00           (0.08)
  Year ended 9/30/95 .......     9.69        0.56             0.61           1.17       (0.56)        (0.01)           0.00
  Class B
  Year ended 9/30/99 .......   $11.01       $0.42(a)        $(0.60)        $(0.18)     $(0.42)       $(0.07)         $(0.03)
  Year ended 9/30/98 .......    10.90        0.44(a)          0.49           0.93       (0.44)        (0.06)          (0.32)
  Year ended 9/30/97 .......    10.57        0.50(a)          0.58           1.08       (0.50)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.50(a)          0.36           0.86       (0.50)         0.00           (0.08)
  Year ended 9/30/95 .......     9.69        0.49             0.61           1.10       (0.49)        (0.01)           0.00
  Class C
  Year ended 9/30/99 .......   $11.01       $0.42(a)        $(0.60)        $(0.18)     $(0.42)       $(0.07)         $(0.03)
  Year ended 9/30/98 .......    10.90        0.44(a)          0.49           0.93       (0.44)        (0.06)          (0.32)
  Year ended 9/30/97 .......    10.57        0.50(a)          0.58           1.08       (0.50)         0.00           (0.25)
  Year ended 9/30/96 .......    10.29        0.50(a)          0.36           0.86       (0.50)         0.00           (0.08)
  Year ended 9/30/95 .......     9.70        0.49             0.60           1.09       (0.49)        (0.01)           0.00

Please refer to the footnotes on page 44.




                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                         -----------------------------------------------------------

                                    Total        Net Asset                                   Ratio of    Ratio of Net
                                  Dividends       Value,                   Net Assets,       Expenses   Income/Loss to
                                     and          End of      Total       End of Period     to Average     Average       Portfolio
Fiscal Year or Period           Distributions     Period     Return(b)   (000's omitted)    Net Assets    Net Assets   Turnover Rate
---------------------           -------------    ---------  -----------  ---------------    ----------  -------------- -------------
Ohio Portfolio
  Class A
  Year ended 9/30/99 .......       $(0.53)        $ 9.86       (0.70)%       $27,229          0.75%(n)       4.88%         208%
  Year ended 9/30/98 .......        (0.53)         10.45        8.30          14,220          0.75(n)        5.05           16
  Year ended 9/30/97 .......        (0.53)         10.16       11.60           7,596          0.75(n)        5.49          104
  Year ended 9/30/96 .......        (0.55)          9.61        6.72           6,054          0.75(n)        5.47          182
  Year ended 9/30/95 .......        (0.55)          9.53       11.63           4,170          0.75(n)        5.74          108
  Class B
  Year ended 9/30/99 .......       $(0.45)        $ 9.86       (1.38)%       $49,055          1.46%(n)       4.17%         208%
  Year ended 9/30/98 .......        (0.46)         10.45        7.56          37,289          1.46(n)        4.34           16
  Year ended 9/30/97 .......        (0.46)         10.16       10.80          26,821          1.46(n)        4.81          104
  Year ended 9/30/96 .......        (0.48)          9.61        5.82          25,334          1.46(n)        4.77          182
  Year ended 9/30/95 .......        (0.48)          9.54       10.88          21,821          1.46(n)        5.08          108
  Class C
  Year ended 9/30/99 .......       $(0.45)        $ 9.86      (1.38)%        $24,126          1.45%(n)       4.18%         208%
  Year ended 9/30/98 .......        (0.46)         10.45        7.56          16,685          1.45(n)        4.36           16
  Year ended 9/30/97 .......        (0.46)         10.16       10.80          14,878          1.45(n)        4.81          104
  Year ended 9/30/96 .......        (0.48)          9.61        5.82          17,203          1.45(n)        4.78          182
  Year ended 9/30/95 .......        (0.48)          9.54       10.88          18,874          1.45(n)        5.14          108

Pennsylvania Portfolio
  Class A
  Year ended 9/30/99 .......       $(0.53)        $ 9.89       (2.43)%       $62,479          0.95%(o)       4.68%         249%
  Year ended 9/30/98 .......        (0.55)         10.66        8.72          35,632          0.95(o)        5.10           70
  Year ended 9/30/97 .......        (0.56)         10.33       10.85          24,948          0.95(o)        5.44           85
  Year ended 9/30/96 .......        (0.56)          9.85        8.17          21,104          1.00(o)        5.40          185
  Year ended 9/30/95 .......        (0.56)          9.64       11.53           8,721          1.00(o)        5.78          114
  Class B
  Year ended 9/30/99 .......       $(0.45)        $ 9.89       (3.10)%       $52,012          1.66%(o)       3.96%         249%
  Year ended 9/30/98 .......        (0.47)         10.66        7.98          39,465          1.66(o)        4.39           70
  Year ended 9/30/97 .......        (0.49)         10.33        9.95          30,078          1.66(o)        4.72           85
  Year ended 9/30/96 .......        (0.49)          9.86        7.38          30,440          1.71(o)        4.69          185
  Year ended 9/30/95 .......        (0.49)          9.65       10.78          28,559          1.71(o)        5.09          114
  Class C
  Year ended 9/30/99 .......       $(0.45)        $ 9.89       (3.10)%       $27,916          1.65%(o)       3.98%         249%
  Year ended 9/30/98 .......        (0.47)         10.66        7.98          17,531          1.65(o)        4.41           70
  Year ended 9/30/97 .......        (0.49)         10.33        9.95          15,486          1.65(o)        4.73           85
  Year ended 9/30/96 .......        (0.49)          9.86        7.37          13,996          1.70(o)        4.69          185
  Year ended 9/30/95 .......        (0.49)          9.65       10.78          15,052          1.70(o)        5.09          114

Virginia Portfolio
  Class A
  Year ended 9/30/99 .......       $(0.59)        $10.32       (1.10)%       $28,148          0.67%(p)       4.67%         311%
  Year ended 9/30/98 .......        (0.89)         11.02        9.65          10,315          0.67(p)        4.84           62
  Year ended 9/30/97 .......        (0.82)         10.90       11.32           3,530          0.67(p)        5.39          258
  Year ended 9/30/96 .......        (0.65)         10.58        9.39           2,455          0.67(p)        5.39          298
  Year ended 9/30/95 .......        (0.57)         10.29       12.46           1,855          0.67(p)        5.59          128
  Class B
  Year ended 9/30/99 .......       $(0.52)        $10.31       (1.73)%       $42,007          1.37%(p)       3.97%         311%
  Year ended 9/30/98 .......        (0.82)         11.01        8.85          15,973          1.37(p)        4.14           62
  Year ended 9/30/97 .......        (0.75)         10.90       10.70           5,020          1.37(p)        4.68          258
  Year ended 9/30/96 .......        (0.58)         10.57        8.57           3,345          1.37(p)        4.70          298
  Year ended 9/30/95 .......        (0.50)         10.29       11.67           1,193          1.37(p)        4.80          128
  Class C
  Year ended 9/30/99 .......       $(0.52)        $10.31       (1.73)%       $12,962          1.37%(p)       3.97%         311%
  Year ended 9/30/98 .......        (0.82)         11.01        8.85           4,597          1.37(p)        4.11           62
  Year ended 9/30/97 .......        (0.75)         10.90       10.70           1,207          1.37(p)        4.66          258
  Year ended 9/30/96 .......        (0.58)         10.57        8.58             642          1.37(p)        4.73          298
  Year ended 9/30/95 .......        (0.50)         10.29       11.56             122          1.37(p)        4.81          128
------------------------------------------------------------------------------------------------------------------------------------





                                     42 & 43

+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1996, 1997 and 1998.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent defered sales charges are not reflected in the calculation of total investment returns.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.08%, 1.11%, 1.10% and 1.09% for Class A shares, 1.74%,
      1.79%, 1.79%, 1.81% and 1.80% for Class B shares and 1.79%, 1.82%,
      1.81%, 1.80% and 1.78% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.10%, 1.12%, 1.15%, 1.12% and 1.12% for Class A shares, 1.79%, 1.87%, 1.86%, 1.83% and 1.83% for Class B shares and 1.80%, 1.83%,
      1.84%, 1.82% and 1.82% for Class C shares.
(e) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 1.39%, 1.55%, 2.71%, 3.69% and 4.88% for Class A shares, 2.16%, 2.30%, 3.40%, 4.40% and 5.58% for Class B shares and
      2.17%, 2.34%, 3.39%, 4.41% and 5.58% for Class C shares.
(f) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.04%, 1.05%, 1.05% and 1.04% for Class A shares, 1.72%,
      1.75%, 1.76%, 1.75% and 1.75% for Class B shares and 1.74%, 1.76%, 1.74%,
      1.75% and 1.74% for Class C shares.
(g) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.05%, 1.11%, 1.08% and 1.09% for Class A shares, 1.76%, 1.76%, 1.81%, 1.79% and 1.80% for Class B shares and 1.75%, 1.75%,
      1.81%, 1.78% and 1.79% for Class C shares.
(h) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.18%, 1.27%, 1.35%, 1.33% and 1.33% for Class A shares, 1.91%,
      1.97%, 2.05%, 2.03% and 2.03% for Class B shares and 1.91%, 1.99%, 2.03%,
      2.02% and 2.03% for Class C shares.
(i) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.24%, 1.51%, 2.40%, 3.15% and 6.44% for Class A shares, 1.97%, 2.22%, 3.07%, 3.85% and 7.14% for Class B shares and 1.96%, 2.21%,
      3.09%, 3.84% and 7.14% for Class C shares.
(j) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.62%, 1.89%, 2.46%, 2.77% and 3.43% for Class A shares, 2.44%,
      2.61%, 3.23%, 3.48% and 4.12% for Class B shares and 2.43%, 2.59%, 3.20%,
      3.48% and 4.13% for Class C shares.
(k) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.63%, 1.80%, 2.22%, 2.19% and 2.30% for Class A shares, 2.43%,
      2.52%, 2.91%, 2.89% and 3.02% for Class B shares and 2.44%, 2.48%, 2.89%,
      2.88% and 3.00% for Class C shares.
(l) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.25%, 1.29%, 1.34%, 1.35% and 1.35% for Class A shares, 1.99%,
      2.00%, 2.04%, 2.05% and 2.06% for Class B shares and 1.98%, 1.99%, 2.03%,
      2.04% and 2.06% for Class C shares.
(m) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.08%, 1.12%, 1.11% and 1.12% for Class A shares, 1.76%,
      1.80%, 1.84%, 1.82% and 1.83% for Class B shares and 1.77%, 1.82%, 1.82%,
      1.81% and 1.82% for Class C shares.
(n) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.30%, 1.35%, 1.52%, 1.48% and 1.51% for Class A shares, 2.01%,
      2.05%, 2.22%, 2.18% and 2.21% for Class B shares and 2.01%, 2.04%, 2.20%,
      2.16% and 2.20% for Class C shares.
(o) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.24%, 1.29%, 1.40%, 1.45% and 1.47% for Class A shares, 1.98%, 2.00%, 2.09%, 2.15% and 2.17% for Class B shares and 1.98%, 1.99%,
      2.10%, 2.14% and 2.17% for Class C shares.
(p) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.43%, 2.09%, 3.57%, 5.18% and 8.96% for Class A shares, 2.20%,
      2.84%, 4.29%, 5.88% and 9.66% for Class B shares and 2.19%, 2.85%, 4.25%,
      5.88% and 9.66% for Class C shares.

For more information about the Portfolios, the following documents are available upon request:


o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

o Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, NJ 07096


By phone:          For Information: (800) 221-5672
                   For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.


SEC File Nos. 811-04791 and 811-07618



                                       45




Alliance Municipal Bond
Funds Subscription
Application


     National Portfolio
     Insured National Portfolio
     California Portfolio
     Insured California Portfolio
     Arizona Portfolio
     Florida Portfolio
     Massachusetts Portfolio
     Michigan Portfolio
     Minnesota Portfolio
     New Jersey Portfolio
     New York Portfolio
     Ohio Portfolio
     Pennsylvania Portfolio
     Virginia Portfolio


To Open Your New Alliance Account...

Please complete the application and mail it to:

          Alliance Fund Services, Inc.
          P.O. Box 1520
          Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:

          Alliance Fund Services, Inc.
          500 Plaza Drive
          Secaucus, New Jersey 07094

Section 1 Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

      o     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      o     Transfer on Death:

            o     Ensure that your state participates

      o     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required) Complete in full.

      o     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled `Indicate three digit fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). (3) Check off a distribution option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.

Section 4 Your Shareholder Options

(Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization (Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                       For Literature Call: (800) 227-4618

The Alliance Municiapl Bond Funds Subscription Application

--------------------------------------------------------------------------------
1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------

|_| Individual Account [ |_| Male |_| Female ] - or - |_| Joint Account - or -

|_| Transfer On Death [ |_| Male |_| Female ] - or - Gift/Transfer to a Minor

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Owner or Custodian  (First Name)      (MI)  (Last Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
(First Name) Joint Owner*,            (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|
Social Security Number of Owner or Minor
(required to open account)

If Uniform Gift/Transfer
to Minor Account:
|_| |_| Minor's State of Residence

If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other
                                                 -------------------------------

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trustee if applicable         (MI)  (Last Name)
(First Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity continued

|_| |_| |_| |_| |_| |_| |_| |_|      |_| |_| |_| |_| |_| |_| |_| |_| |_|
Trust Dated (MM, DD, YYYY)           Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

--------------------------------------------------------------------------------
2. Your Address
--------------------------------------------------------------------------------

|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

|_| |_| |_| |_| |_| |_| |_| |_|     |_| |_| |_| - |_| |_| |_| - |_| |_| |_| |_|
If Non-U.S., Specify Country        Daytime Phone Number

|_| U.S. Citizen  |_| Resident Alien  |_| Non-Resident Alien


MUNPR0200                                        Alliance Capital [LOGO](R)

--------------------------------------------------------------------------------
3. Your Initial Investment
--------------------------------------------------------------------------------

I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

---------------------------------------
Broker/Dealer Use Only:  Wire Confirm #

   |_| |_| |_| |_| |_| |_| |_| |_|
---------------------------------------

Dividend and Capital Gain Distribution Options:

R     Reinvest distributions into my fund account.

C Send my distributions in cash to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete
      Section 4E for payment to a third party).

D Direct my distributions to another Alliance fund. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund.

-----------  -------------   ----------------------  ---------------------------
  Make all                                               Distribution Options
  checks*    Indicate three                                  *Check One
payable to:    digit Fund    Indicate Dollar Amount  ---------------------------
  Alliance       number                               Dividends    Capital Gains
   Funds     located below                            R   C   D     R   C   D
-----------  -------------   ----------------------  -----------   -------------
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|


----------------------
  Total Investment       $ |__________________|
----------------------

*     Cash and money orders are not accepted

--------------------------------------------------------------------------------
Alliance Municipal Bond Fund Names and Numbers
--------------------------------------------------------------------------------


                              -------------     --------------     ------------
                                                  Contingent
                              Initial Sales     Deferred Sales     Asset-Based
                                 Charge             Charge         Sales Charge
                                   A                   B                C
                              -------------     --------------     ------------
National Portfolio                 84                 284              384
--------------------------------------------------------------------------------
Insured National Portfolio         86                 286              386
--------------------------------------------------------------------------------
California Portfolio               85                 285              385
--------------------------------------------------------------------------------
Insured California Portfolio       91                 291              391
--------------------------------------------------------------------------------
Arizona Portfolio                 114                 214              314
--------------------------------------------------------------------------------
Florida Portfolio                  65                 265              365
--------------------------------------------------------------------------------
Massachusetts Portfolio           115                 215              315
--------------------------------------------------------------------------------
Michigan Portfolio                117                 217              317
--------------------------------------------------------------------------------
Minnesota Portfolio                61                 261              361
--------------------------------------------------------------------------------
New Jersey Portfolio               69                 269              369
--------------------------------------------------------------------------------
New York Portfolio                 83                 283              383
--------------------------------------------------------------------------------
Ohio Portfolio                     80                 280              380
--------------------------------------------------------------------------------
Pennsylvania Portfolio             67                 267              367
--------------------------------------------------------------------------------
Virginia Portfolio                121                 221              321




MUNPR0200

--------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------

A. Automatic Investment Plans (AIP)

|_| Withdraw From My Bank Account Via EFT* I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_| Direct My Distributions As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

|_| Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

               |_| |_| , |_| |_| |_|.00    |_| |_|
               Amount ($25 minimum)        Day of Exchange**

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

      You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

      Instructions:     o     Review the information in the Prospectus about
                              telephone transaction services.

                        o If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

--------------------------------------------------------------------------------
      For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------



MUNPR0200

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

C.    Systematic Withdrawal Plans (SWP)

      In order to establish a SWP, you must reinvest all dividends and capital gains.

      |_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      Please send my SWP proceeds to:

      |_|   My Address of Record (via check)

      |_| The Payee and address specified in section 4E (via check) (Medallion Signature Guarantee required)

      |_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)

      |_|   Automatic Investments (Section 4A)

      |_|   Telephone Transactions (Section 4B)

      |_|   Withdrawals (Section 4C)

--------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

* The above services cannot be established without a pre-printed voided check.

      For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in
      Section 5.

|_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank's ABA Routing Number

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank Account Number

|_| Checking Account  |_| Savings Account


MUNPR0200

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

    |_| Distributions (section 3)   |_| Systematic Withdrawals (section 4C)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name (First Name)                     (MI)  (Last Name)


|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right to Accumulation section or the Statement of Intent section.

        |_|  A.  Right of Accumulation

             Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

             ________________________   ________________________

             ________________________   ________________________
             Tax ID or Account Number   Tax ID or Account Number

             ________________________

             ________________________
             Tax ID or Account Number

        |_|  B.  Statement of Intent

             I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

             |_|  $100,000   |_|  $250,000   |_|  $500,000   |_|  $1,000,000

             If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

--------------------------------------------------------------------------------
Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

____________________________________    ______________________________________
Dealer/Agent Firm                       Authorized Signature

___________________________      |_|    ______________________________________
Representative First Name        MI     Last Name

____________________________________    ______________________________________
Dealer/Agent Firm Number                Representative Number

____________________________________    ______________________________________
Branch Number                           Branch Telephone Number

______________________________________________________________________________
Branch Office Address

____________________________________    |_| |_|   ____________________________
City                                    State     Zip Code


MUNPR0200

--------------------------------------------------------------------------------
5. Shareholder Authorization -- This section MUST be completed
--------------------------------------------------------------------------------

      Telephone Exchanges and Redemptions by Check

      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service

      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

      I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


-----------------------------------------------------------      -------------
Signature                                                        Date


-----------------------------------------------------------      -------------
Signature                                                        Date


--------------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer


MUNPR0200                                  Alliance Capital [LOGO](R)

--------------------------------------------------------------------------------
Signature Card
--------------------------------------------------------------------------------

Alliance Capital [LOGO](R)

Medallion Signature Guarantee (see reverse)

Dealer/Bank Name:_______________________________________________________________

                                                                ----------------
FUND ACCT. NO.:*______________________________________________    *Information
                                                                  Necessary to
FUND NAME:*___________________________________________________  Complete Request
                                                                ----------------
ACCOUNT NAME(S) AS REGISTERED:

________________________________________________________________________________

________________________________________________________________________________

SHAREHOLDER ADDRESS:

________________________________________________________________________________

________________________________________________________________________________

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:*

________________________________________________________________________________

AUTHORIZED SIGNATURES:

1. _____________________________________________________________________________

2. _____________________________________________________________________________

3. _____________________________________________________________________________

Joint Accounts check one:     |_| Either owner is authorized to sign Redemption
                                  Checks
                              |_| All owners are required to sign Redemption
                              Checks (If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY       Subject to conditions on reverse side.

--------------------------------------------------------------------------------
Signature Card
--------------------------------------------------------------------------------

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

      (1) if pertaining to an Alliance deposit account (the "Account") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

      (2) if pertaining to an Alliance Mutual Fund (the "Fund") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Information Statement for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

Medallion Signature Guarantee - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

Alliance  Fund  Services
Attn: Checkwriting Department
P.O. Box 1520
Secaucus, NJ 07096-1520

(LOGO)                      ALLIANCE MUNICIPAL INCOME FUND, INC.

________________________________________________________________

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 2000
________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus, dated February 1, 2000, for the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio and New York Portfolio (the "Portfolios") of the Alliance Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the Prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Copies of such Prospectus(es) may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Investment Policies and Restrictions........................
Management of the Fund......................................
Expenses of the Fund........................................
Purchase of Shares..........................................
Redemption and Repurchase of Shares.........................
Shareholder Services........................................
Net Asset Value.............................................
Dividends, Distributions and Taxes..........................
Brokerage and Portfolio Transactions........................
General Information.........................................
Report of Independent Auditors and Financial
  Statements................................................
Appendix A: Bond and Commercial Paper Ratings...............  A-1

Appendix B: Futures Contracts and Related Options...........  B-1
Appendix C:  Options on Municipal and U.S.
  Government Securities.....................................  C-1

__________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
________________________________________________________________

         Alliance Municipal Income Fund, Inc. (the "Fund") is an open-end investment company comprising the diversified National and Insured National Portfolios and the non-diversified California, Insured California and New York Portfolios. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

         All of the Portfolios invest at least 65% of their total assets in municipal securities and the California, Insured California, and New York Portfolios ("the State Portfolios") invest at least 65% of their total assets in the municipal securities of the named state. These policies may not change without shareholder approval. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years. In addition, each Portfolio will invest at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. This policy is fundamental for each Portfolio except the National Portfolio, Insured National Portfolio, California Portfolio and New York Portfolios. With respect to these Portfolios, this policy is not fundamental but will not be changed without prior notice to shareholders.

National and Insured National Portfolios

    The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the AMT. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state.

    The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

         - the National Portfolio is permitted to invest without limit in AMT-Subject bonds and the Insured
              National Portfolio invests principally in AMT-
              Exempt bonds; and

         -    as a matter of fundamental policy, the Insured
              National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities.

State Portfolios

         Each of the State Portfolios is non-diversified and invests principally in municipal securities with interest that is wholly exempt from federal income tax. Substantially all the interest from these securities is also exempt from state personal income tax, or in the case of Florida, the Florida intangible personal property tax. At least 65% and normally substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio, other than the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

California and Insured California Portfolios

         As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities.

         As a matter of fundamental policy, the Insured
California Portfolio normally invests at least 80% of its total assets in municipal bonds, 80% of its total assets in AMT-Exempt bonds and at least 65% of its total assets in insured securities.

         The New York Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside New York State if the municipal securities generate interest exempt from federal income tax and personal income tax in New York State. When Alliance believes that municipal securities of New York State that meet the Portfolio's quality standards are not available, the Portfolio may invest up to 35% of its total assets in securities whose interest payments are only federal tax-exempt.

         Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and
Insured California Portfolios

         The Insured National Portfolio and Insured California normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 to 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

         The Insured Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P, Duff & Phelps or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P, Duff & Phelps or Fitch.

         The Portfolios will limit their investments in illiquid securities to 10% of their net assets.

Alternative Minimum Tax

         Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the
Portfolios: Municipal Securities -- Further Information" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from official statements made available in May 1999 with respect New York and December 1999 with respect to California in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations.
In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.


NEW YORK PORTFOLIO

         The following is based on information obtained from an Official Statement of the State of New York, dated May 15, 1999, relating to $250,000,000 City of New York General Obligation Bonds, Fiscal 1999, Series J, the Annual Information Statement of the State of New York, dated August 24, 1999, the Annual Information Statement Update of the State of New York, dated November 5, 1999.

New York Local Government Assistance Corporation

         In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. Issuance of the entire $4.7 billion bond authorization as of March 31, 1996 eliminated the need for the State's annual spring borrowing.

         The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

         The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its ninth year, continues.

         The national expansion, if it continues through February 2000, will be the longest on record. Since early 1992, approximately 19 million jobs have been added nationally. Output growth has averaged 3.2 percent over this period, essentially the same as the 3.3 percent average annual growth during the post-World War II period. The State economy has also continued to expand, with over 600,000 jobs added since late 1992. Employment growth has been slower than in the nation during this period, although the State's relative performance has improved in the last two years. Growth in average wages in New York has generally outperformed the nation, while growth in personal income per capita has kept pace with the nation.

         The State Division of Budget ("DOB") expects that national economic growth will be quite robust throughout calendar year 1999. Growth in real Gross Domestic Product for 1999 is projected to be 4.0 percent, with a decline in net exports overwhelmed by continued strong consumer spending. The projected overall growth rate of the national economy for calendar year 1999 is nearly identical to the consensus forecast of a widely followed survey of national economic forecasters. Inflation, as measured by the Consumer Price Index, is projected to be about
2.1 percent, a modest increase despite strong economic growth. Personal income and wages are projected to increase by 5.1 percent and 6.3 percent respectively.

         The forecast of the State's economy shows continued expansion during the 1999 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing sector is expected to post a modest decline. On an average annual basis, the employment growth rate in the State is expected to be somewhat lower than in 1998 and the unemployment rate is expected to drop further to 5.1 percent. Personal income is expected to record moderate gains in 1999. Wage growth in 1999 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

1999-2000 Fiscal Year

         In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $27.26 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including reestimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

         The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

         On October 29, 1999, the State issued its Mid Year Update to the 1999-2000 Financial Plan. In the Mid Year Update, the State continues to project that the State Financial Plan for 1999-2000 will remain in balance. The State now projects total receipts and transfers from other funds of $39.32 billion in 1999-2000, an increase of $15 million over the amount projected in the Annual Information Statement. The State also lowered its disbursement projections by $10 million, with total disbursements of $37.35 billion now expected for the current fiscal year. The additional receipts and lowered disbursements increase the State's projected cash basis surplus by $25 million over the August Financial Plan. The State earmarked the additional resources for the Contingency Reserve Fund.

         The 1999-2000 Financial Plan projects a closing balance of $2.87 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund (TSRF), $250 million in the Debt Reduction Reserve Fund (DRRF), $132 million in the contingency Reserve Fund (CRF) (after the proposed deposit of $25 million), and $200 million in the Community Projects Fund (CPF), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

         The State ended the first six months of the 1999-2000 fiscal year with a General Fund cash balance of $5.42 billion, roughly $295 million lower than projected in the cash flow accompanying the August Financial Plan. Total receipts, including transfers from other funds, were approximately $11 million less than expected, with the decrease comprised of lower tax revenues ($25 million) and transfers from other funds ($8 million) offset in part by $22 million in higher miscellaneous receipts. Total disbursements through the first six months of the fiscal year were $16.88 billion, or $284 million higher than projected in August.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this AIS, and those projections may be changed materially and adversely from time to time.

1998-99 Fiscal Year


         The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

         The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund
(CPF). The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

         The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

         General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of
6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

1997-98 Fiscal Year

         The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

         The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF") and the Community Projects Fund ("CPF"). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

         General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 or 4.41 percent.

1996-97 Fiscal Year

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

         The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation during the fiscal year. The remaining $75 million reflects amounts then on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of
0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

State Financial Practices: GAAP Basis

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan on an accrual basis in conformance with generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

1998-99 Fiscal Year


         The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

         Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personal income taxes grew $1.733 billion, an increase of nearly 9.3 percent.
The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent.

Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998) liabilities.

         Expenditures increased $1.862 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support of public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

         Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

         An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

         Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

1997-98 Fiscal Year

         The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

         The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus resulted in part from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. These gains were partially offset by an increases in payables to local governments of $270 million and tax refunds payable of $147 million.

         Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million, or 5.0 percent, spurred by increased consumer spending. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

         Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in education and social services. Education expenditures grew
$391 million (3.6 percent), mainly due mainly to an increase in State support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) to fund growth in these programs. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

         Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds
($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

         An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

         Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased
$341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

         An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

         1996-97 Fiscal Year

         The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

         The State reported a General Funds operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

         Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of an increase in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

         Expenditures increase $830 million (2.6 percent) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

         Net other financing sources increased $475 million (62.6 percent) due mainly to bond proceeds provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

         An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

         Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refunds.

         An operating surplus of $98 million was reported to the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund balance decreased to a deficit of $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

         Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing section.

         In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, the State personal income rose more rapidly.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1998, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1999-2000 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy

("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

         The State also provides for contingent
contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1998-99 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, state law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 1999-2000 enacted budget provides State assistance to the MTA totaling approximately $1.4 billion, an increase of $55 million over the 1998-99 fiscal year.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program and subsequently amended it in August 1997 and in March 1999. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system to a state of good repair.
The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         The MTA plan now totals $12.55 billion. The MTA is expected to submit a proposed capital plan for 2000 through 2004 by October 1, 1999 for consideration by the CPRB. There can be no assurance that the proposed capital plan will be approved by the CPRB without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 and 2000-04 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 and 2000-04 Capital Program accordingly. If the 1995-99 and 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

         The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State.
State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. To continue its capital plan without interruption, the City is proposing an amendment to the State Constitution to change the methodology used to calculate the debt limit. Since an amendment to the Constitution to raise the debt limit could not take effect until

City fiscal year 2001-02 at the earliest, the City has decided to securitize a portion of its share of the proceeds from the settlement with the nation's tobacco companies. However, a number of potential developments may affect both the availability and level of funding that the City will receive from the tobacco settlement. City officials have indicated that, should their efforts to securitize a part of City tobacco settlement proceeds fail or not be accomplished in a timely manner, the City will request that the State increase the borrowing authority of the TFA.

OSDC and Control Board Reports

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan.

         According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal year 1996-97. Recent staff reports also indicate that the City projects surplus for City fiscal year 1998-99. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's projected cash flow needs for that year. The City issued $1.075 billion of short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the States budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct and rehabilitate its infrastructure and physical assets, including mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City-funded commitments, which were $344 million in 1979, are projected to reach $4.8 billion in 1999, and City-funded expenditures, which more than tripled between fiscal years 1980 and 1985, are forecast at $3.3 billion in the 1999 fiscal year; total expenditures are forecast at $3.8 billion in 1999.

         In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2001, 2002 and 2003 to eliminate the $1.7 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2001, 2002 and 2003 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $879 million, $844 million and $782 million; additional state actions of $400 million, $450 million and $450 million; additional Federal actions of $300 million, $350 million and $350 million; and the availability of $100 million, $100 million and $100 million of the General Reserve.

         The City's projected budget gaps for the 2002 and 2003 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2001 budget are not taken into account in projecting the budget gaps for the 2002 and 2003 fiscal years.

         Although the City has maintained balanced budgets in each of its last eight fiscal years and is projected to achieve balanced operating results for the 1999 and 2000 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

         Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-2000 fiscal year.

         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1999-2000 totals $113.9 million. In 1997-98, the State increased General Purpose State Aid for local government by $27 million to $550 million, and has continued funding at this new level since that date.

         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

         Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1997, the total indebtedness of all localities in the State, other than New York City was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-two localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1997.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

         The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claim where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1999-2000 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1999-2000 State Financial Plan. The State believes that the proposed 1999-2000 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1999-2000 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 1999-2000 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1999-2000 State Financial Plan.

Medicaid

         In several cases, plaintiffs seek reimbursement for services provided to Medicaid recipients who were also eligible for Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E.F.S. Medical Supplies v. Dowling, Kellogg
v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and Hospital Corp. v. Perales. The State contends that these claims are time-barred. In a judgment dated September 5, 1996, the Supreme Court, Albany County, dismissed Matter of New York State Radiological Society v. Wing as time-barred. By order dated November 26, 1997, the Appellate Division, Third Department, affirmed that judgment. By decision dated June 9, 1998, the Court of Appeals denied leave to appeal. The time in which to seek further review has expired in the latter case.

         Several cases, including Port Jefferson Health Care Facility et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law Section 2807-d, which imposes a tax on the gross receipts that hospitals and residential health care facilities receive from patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law Section 2807-d(2)(b)(ii) and Section 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997, enforced the terms of the decision. The state appealed that order. By decision and order dated
August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999, the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the state appealed that order to the Court of Appeals. The appeal is pending before the Court.

         Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Year 2000

         The State is currently addressing Year 2000 data processing compliance issues. In 1996, the State created the Office of Technology ("OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance. The State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. The State's budget provides funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as part of the project.

         OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be made Year 2000 compliant in a timely manner and that there will not be an adverse effect upon State operations or State finances as a result.

CALIFORNIA PORTFOLIO

         The following is based on information obtained from an Official Statement dated December 1, 1999 relating to
$500,000,000 State of California General Obligation Bonds.

Limits on Spending and Taxes

         Under California (the "State") constitutional amendments, the State is subject to an annual appropriations limit. The limit may be exceeded in cases of emergency. The State's yearly appropriations limit is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

         On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute, which changed State funding of public education below the university level and the operation of the State appropriations limit, primarily by guaranteeing local schools and community colleges

("K-14 schools") a minimum share of General Fund revenues.  Under
Proposition 98, K-14 schools are guaranteed the greater of a fixed percentage of General Fund revenues and the prior year's appropriation adjusted for growth.

         During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement in this case provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The 1998-99 Budget Act appropriated $250 million as repayment of prior years' loans to schools, as part of the settlement in this case.

State Indebtedness

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs.
The State issued $1.0 billion of revenue anticipation notes for the 1999-2000 Fiscal Year to mature on June 30, 2000.

         The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. As of October 1, 1999 the Finance Committees had authorized the issuance of approximately $4,451,734,000 of commercial paper notes; as of that date only $814,565,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

         The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

1999-2000 Fiscal Year Budget

         On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that general fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of general fund expenditures in FY 1999-00, with a $415 million Special Fund for Economic Uncertainties ("SFEU") reserve at June 30, 2000.

         The May Revision to the 1999-2000 Governor's Budget, released on May 14, 1999 (the "1999 May Revision"), reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget Act estimates and $1.6 billion above the initial estimates in the January 1999-2000 Governor's Budget.
The May 1999 Revision projects 1998-99 General Fund expenditures of $58.6 billion, about $400 million higher than the January 1999-2000 Governor's Budget estimate. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition
98. The 1999 May Revision projected a balance in the SFEU at June 30, 1999, of approximately $1.9 billion, $1.3 billion higher than estimated in January.

         The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

         The final 1999 Budget Act estimated general fund reserves and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

         The principal features of the 1999 Budget Act include the following:

         1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

         2.   Funding for higher education increased
substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

         3.   The Budget included increased funding of nearly
$600 million for health and human services.

         4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

         5. The Legislature enacted a one-year additional reduction of 10 percent of the Vehicle License Fee ("VLF") for calendar year 2000, at a General Fund cost of about $250 million in each of FY 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.

         6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.


Prior Fiscal Years' Financial Results

         The State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years. The last borrowing to spread out the repayment of a budget deficit over the end of a fiscal year was $4.0 billion of revenue anticipation warrants issued in July 1994 and which matured in April 1996.

         The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. The accumulated budget deficit from the recession years was finally eliminated with the repayment of the revenue anticipation warrants in April 1996. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives.

         The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

         1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the VLF. Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

         In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

         2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

         3.   Funding for higher education increased
substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

         4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

         5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

         6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

Economic Overview

              California's economy is the largest among the 50 states and one of the largest in the world. The State has a diverse economy, with major employment in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. More than 300,000 nonfarm jobs were added in the State in 1996, while personal income grew by more than $55 billion.
California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture production, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance.

         The State's unemployment rate of 5.3 percent in May 1999 was the lowest since early 1999. Payroll employment is expanding at a better than 3 percent pace, and the State is on track to create nearly 800,000 new jobs over the next two years.

         Reflecting double-digit increases in building permit volume, construction employment is up 11 percent over the past year, housing permits are averaging near a 140,000-unit annual pace, and non-residential construction continues to post double-digit annual gains.

         Business services, which includes the computer software industry, is up over 10 percent and professional consulting, which includes biotechnology, is advancing at an almost 6 percent annual pace. Although motion picture industry growth has slowed to a still-solid 3 percent rise, the amusements and recreation industry is up a robust 8.4 percent.

         Boosted by 10 percent growth in wages and salaries, personal income is estimated to have increased 8 percent year to year in both the fourth quarter of 1998 and the first quarter of 1999.

Litigation

         The State is currently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are significant lawsuits involving the State as of December 1, 1999:

         On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

         On July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted, no date has yet been set for oral argument.

         In Thomas Hayes v. Commission on State Mandates, certain local school districts sought reimbursements for special education programs for handicapped children. The State Board of Control, which was succeeded by the Commission on State Mandates
(COSM), decided in favor of the local school districts. The decision was appealed by the Director of Finance in the trial court and was remanded to the COSM for redetermination. The COSM expanded the claim to include supplemental claims filed by seven additional educational institutions. The potential liability to the State has been estimated at more than $1 billion. The Commission on State Mandates issued a decision in December 1998 determining that a small number of components of the State's special education program are state mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the Commission is considering whether and to what extent the costs associated with the state mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding.

         In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. The defendants, however, have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million.

         The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The State's potential liability to all plaintiffs in this lawsuit ranges from $800 million to $1.5 billion.

         In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the state under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services ("DHHS") to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The State Legislature enacted a statute that conditioned State compliance with the Capitola judgment on receipt of federal funding (50% contribution). The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs' petition for review was denied by the California Supreme Court. However, the State continues to pursue federal funding in federal court. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

         In January of 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately $1.6 to 2.0 billion. A substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. The State is vigorously defending the action.

         In Just Say No to Tobacco Dough Campaign, v. State of California, the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995, for related disease research.
If the State loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund, an agency fund, for approximately $166 million. However, the superior court issued an order in December 1998, granting the State's demurrer to the entire action and dismissing the case. The superior court thereafter reconsidered its ruling and allowed plaintiffs to amend their complaint. The State demurred to the amended complaint. In July, 1999, the court again sustained the State's demurrer to the amended complaint, and issued a judgment dismissing the case. Plaintiffs appealed. The matter will be briefed and will be scheduled for oral argument before the court.

         The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California Tax Laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. On August 13, 1998, the court issued a judgment against the Franchise Tax Board on both issues. The Franchise Tax Board has appealed the judgment. Briefing is underway. If both sections of the California tax law are invalidated, and all dividends become deductible, in the future General Fund collections would be reduced annually in the $200-$250 million range for all taxpayers.

         The State is a defendant in a statewide action, Emily Q., et al. v. Belshe, et al., in which plaintiffs seek to compel a change in early screening procedures for children with mental health needs. A preliminary injunction was issued, requiring changes in the screening procedures. The Department of Health Services, in conjunction with the Department of Mental Health, is in the process of complying with the injunction. No hearing has been scheduled on the petition for permanent injunction. The Department of Mental Health estimates the annual cost to the State for implementation of a permanent injunction to be approximately $13 million.

         Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is vigorously defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future.

         The State is involved in two refund actions, Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. The State is vigorously contesting these cases. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

         The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code. Plaintiffs in F.W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board seek a refund of over $15 million. The Woolworth case was tried in July 1995, and judgment was entered for the Franchise Tax Board. The judgment was upheld on appeal and the plaintiffs' petition for review in the California Supreme Court was denied. On June 7, 1999, plaintiffs filed a petition for writ of certiorari in the United States Supreme Court. The Franchise Tax Board filed its opposition to the petition for writ of certiorari on August 5, 1999.

         Hunt-Wesson, Inc. v. Franchise Tax Board was tried in February 1997 with judgment for taxpayer. The judgment was reversed on appeal and plaintiff's petition for review in the California Supreme Court was denied. On September 28, 1999, the United States Supreme Court granted the taxpayer's petition for writ of certiorari. The Franchise Tax Board estimates that if the interest-offset provisions are declared unconstitutional, the result would involve potential reduction of state revenues in the $90 million range annually, with past year collection and interest exposure of $500 million.

         Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue & Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is due to be completed in October 1999. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

         Jordan, et al. v. Department of Motor Vehicles, et al. and Josephs v. Zolin, et al. challenge the validity of the Vehicle Smog Impact Fee, a $300 fee which is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The Jordan plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. The Josephs case is a class action civil rights case brought against the current and former directors of the Department of Motor Vehicles in their individual capacities claiming the collection of the Vehicle Smog Impact Fee violates the interstate commerce, equal protection, and privileges and immunities clauses of the United States Constitution. In October 1999, the Court of Appeals upheld a trial court judgment for the plaintiffs in the Jordan case, and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $350 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. The exposure to the State if the fees are refunded in full could be up to $800 million.

         Craig Brown, et al. v. Department of Health and Human Services, et al. is a Federal Mandate Proceeding. In fiscal years 1991-92 and 1992-93, the State used credits from three Public Employees Retirement System (PERS) accounts in place of General Fund employer pension contributions. The federal Department of Health and Human Services (DHHS) has determined that federally funded programs were overcharged in these fiscal years because they did not receive the pension credits the State programs received and that California owes the federal government $120 million for overpayments plus an additional $80 million in interest through mid 1999. The DHHS Grant Appeals Board upheld this determination. The present case is aimed at overturning the DHHS determination. On June 6, 1999, the court ruled against the State. The State has appealed to the Ninth Circuit. The estimated potential loss is over $220 million which would be payable from the General Fund or, possibly, recovered by the federal government through offsets against current grant payments to the State.

         PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import-/re-entry business, seeking to overturn the tobacco Master Settlement Agreement (MSA) entered between 46 states and the tobacco industry in November 1998. See "State Finances - Tobacco Litigation" above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the state and state officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. A motion to dismiss the complaint is currently scheduled for hearing in February 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50% will go directly to the State's General Fund and the other 50% directly to the State's 58 counties and 4 largest cities).

         Arnett v. California Public Employees Retirement System, et al., was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and
injunctive relief.   Plaintiffs are former public safety members
who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violated the federal Age Discrimination in Employment Act of 1967. Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint for failure to state a claim. The State may seek further review in the United States Supreme Court. However, the case has now been remanded back to the District Court and trial will most likely occur in December 2000. In the event of an unfavorable result, CalPERS has estimated the liability to the State as approximately $315.5 million.

Year 2000

         The State's reliance on information technology in every aspect of its operations has made Year 2000 related information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. The DOIT has created a year 2000 Task Force and a California 2000 Office to establish statewide policy requirements; to gather, coordinate, and share information; and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Year 2000 activities and currently requires departmental monthly reporting of Year 2000 status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.

         In its quarterly report for the period ending December 31, 1998 the DOIT unveiled the new administration's strategy for addressing Year 2000 issues. The key components of this strategy include centralization and coordination of the State's Year 2000 efforts, delivery of essential services and emergency preparedness, elimination of obstacles and barriers in an effort to streamline the current funding request process, and broad-based collaboration across public and private sectors through a comprehensive communication plan.

         Although substantial progress has been made toward the goal of Year 2000 compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what the impact failure of any particular IT system(s) or of outside interfaces with IT systems might have.

Insurance Feature

         The insurance feature is generally described in the Prospectus under "--Insurance Feature of the Insured National and Insured California Portfolios". Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

         The Insured National Portfolios and Insured California may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "A" or better by S&P or Moody's. The Adviser is aware of six such insurers, Municipal Bond Insurance Association Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Ambac Assurance Corporation ("AMBAC"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc., a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA"), American Capital Access Corporation ("ACA"), and Asset Guaranty Insurance Company ("AGI"), a wholly-owned subsidiary of Enhance Financial Services Group Inc. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

         It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios reduces credit risk by ensuring that a Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

         The information relating to MBIA, FGIC, AMBAC, FSA, ACA and AGI contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

         MBIA. MBIA is the principal operating subsidiary of the Municipal Bond Insurance Association, Inc. ("MBIA Inc.").
Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of

Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of December 31, 1996, MBIA had total assets of $8,562 million, and total liabilities of $6,082.3 million. The address of MBIA is 113 King Street, Armonk, New York 10504.

         On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc. ("BIG"). Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

         FGIC. FGIC is a wholly-owned subsidiary of General Electric Capital Corp. ("GECC"). GECC is not obligated to pay the debts of or the claims against FGIC. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1996, FGIC had total assets of $2,654.1 million and total liabilities of $969.7 million. The address of FGIC is 115 Broadway, New York, New York 10006.

         AMBAC. AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico. As of September 30, 1997, AMBAC held, on a statutory accounting basis, total capital and claims paying resources of $3,237.9 million. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

         FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1996, FSA held, on a consolidated basis, total assets of $1,899.5 million and total liabilities of $1,005.1 million. The registered office of FSA is located at 350 Park Avenue, New York, New York 10022.

         ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. ACA's principal business office is located at One Liberty Plaza, 52nd Floor, New York, New York 10006.

         AGI. AGI is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. AGI specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of June 30, 1997, AGI held total assets of $253.1 million and total liabilities of $115.7 million. AGI's principal business office is located at 335 Madison Avenue, 25th Floor, New York, New York 10017-4605.

Additional Investment Policies

         Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance Capital Management L.P. (the "Adviser") will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

         Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long- term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of

Moody's, S&P, Duff & Phelps and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such

Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P, Duff & Phelps or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected. Additionally, the Fund would reevaluate the Portfolios' investment objectives and policies.

         Futures Contracts and Options on Futures Contracts.
Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         The Fund has adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices -- Illiquid Securities" in the Prospectus.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolios hedging its assets liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Special Risk Considerations. Securities rated Baa are considered by Moody's or BB by S&P, Duff & Phelps or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

         The ratings of fixed-income securities by Moody's, S&P, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

         Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

         Each of the National, Insured National, California and
New York Portfolios may not:

         (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal



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


              securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

         (3) Make short sales of securities, maintain a short position or purchase securities on margin;

         (4) Participate on a joint or joint and several basis in any securities trading account;

         (5) Issue any senior security within the meaning of the Investment Company Act of 1940, as amended (the
              "Act");

         (6)  Make loans of its assets to any person, except for
              (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7 below, and (iii) entering into repurchase agreements;

         (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

         (8) Invest in commodities or commodity contracts, except that a Portfolio may invest in futures contracts and options thereon;

         (9)  Purchase or sell real estate; or

         (10) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made.

         The Insured California Portfolio may not:

         (1) Invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or in U.S. Government securities;

         (2) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Insured California Portfolio's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of the value of the Insured California Portfolio's total assets at the time of such borrowing. All borrowings at any time outstanding will be repaid before any additional investments are made. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Insured California Portfolio by enabling it to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.);

         (3)  Make loans, except to the extent the Insured
              California Portfolio's investments described in the Prospectus may be considered to be loans;

         (4) Have more than 5% of its assets invested in repurchase agreements with the same dealer; or

         (5) Purchase or sell real estate (but without limitation on the purchase of municipal securities secured by real estate or interests therein), issue senior securities, purchase commodities or commodity contracts (except that the Insured California Portfolio may invest in futures contracts), engage in short sales or purchase securities on margin except that this paragraph (5) shall not limit the Insured California Portfolio from borrowing or pledging assets as provided in paragraph (1).

         (6) Underwrite securities issued by other persons or purchase any securities as to which it would be deemed an underwriter under the Securities Act except to the extent the Insured California Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         Additional investment restrictions are set forth under "Investment Objectives and Policies-Investment Restrictions" in the Fund's Prospectus.

         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

         Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Financial Highlights" in the Prospectus for the portfolio turnover rates for each of the Portfolios.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         The Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented the assets of investment companies). As of December 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 105 separate investment portfolios, currently have approximately 5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.
Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.1
____________________

1. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance
                              (Footnote continued)

Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the
____________________

(Footnote continued)
    Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $460,000 in respect of such services during the fiscal year of the Fund ended in 1999.

         Under the terms of the Advisory Agreement, the National, New York and California Portfolios pay the Adviser an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Advisory Agreement provides for a fee at an annual rate of up to .625% of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Advisory Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed on an annual basis the amounts set forth in the prospectus.

         For the fiscal year ended October 31, 1997, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,829,514, $1,466,189, $1,937,934, $4,430,718 and
$777,943, respectively.  Of such amounts, $2,507,326, $293,238,
$1,472,830, $1,953,318, and $-0- was waived by the Adviser.

         For the fiscal year ended October 31, 1998, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,969,624, $1,508,814, $2,106,298, $4,932,710, and
$843,236 respectively.  Of such amounts, $2,699,344, $301,762,
$1,600,787, $2,565,009, and $-0- was waived by the Adviser.

         For the fiscal year ended October 31, 1999, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,354,805, $1,462,721, $2,434,115, $6,312,842 and
$875,130 respectively.  Of such amounts, $2,961,268, $250,000,
$1,849,928, $3,282,677 and $0 was waived by the Adviser.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the

Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement for each Portfolio for another annual term at their Meeting held on July 14, 1999.

         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance International Fund, Alliance International Premier Growth Fund,

Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc. and The Alliance Portfolios, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,2  54, is the President, Chief Operating
Officer and a Director of ACMC, with which he has been associated since prior to 1995.

         RUTH BLOCK, 69, was formerly Executive Vice President and Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is 75 Briar Woods Trail, Stamford, Connecticut, 06903.

____________________

2.  An interested person of the Fund as defined in the 1940 Act.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC, with which he was associated until 1995. His address is P.O. Box 167, Spring Lake,
New Jersey, 07762.

         JOHN H. DOBKIN, 57, is President of Historic Hudson
Valley(historic preservation) since prior to 1995. Previously he was a Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, Jr., 67, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he has been associated since prior to 1995. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06831.

         DR. JAMES M. HESTER, 75, is President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1995. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, NJ 08540.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1995. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, NY 10005.

         DONALD J. ROBINSON, 65, was formerly a partner at Orrick, Herrington & Sutcliff and is currently Senior Counsel to that law firm. His address is 98 Hell's Peak Road, Weston, VT
05161.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         SUSAN P. KEENAN 42, Senior Vice President, is a Senior
Vice President of ACMC with which she has been associated since prior to 1995.

         WAYNE D. LYSKI, 58, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1995.

         KATHLEEN A. CORBET, 39, Senior Vice President, is an
Executive Vice President of ACMC since prior to 1995.

         WILLIAM E. OLIVER 46, Vice President, is a Vice
President of ACMC since prior to 1995.

         DAVID M. DOWDEN 34, Vice President, is a Vice President of ACMC, with which he has been associated since prior to 1995.

         TERRANCE T. HULTS 33, Vice President, is Vice President of ACMC, with which he has been associated since prior to 1995.

         EDMUND P. BERGAN, JR., 49, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, 38, Assistant Secretary, is Vice
President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice
President and Counsel of Concord Financial Holding Corporation since prior to 1995.

         ANDREW L. GANGOLF, 45, Assistant Secretary, has been a
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         MARK D. GERSTEN 49, Treasurer and Chief Financial
Officer, is a Vice President of AFD and a Senior Vice President of AFS, with which he has been associated since prior to 1995.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1999, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                Total Number
                                                  Total Number  of Investment
                                                  of Funds in   Portfolios
                                                  the Alliance  within the
                                    Total         Fund Complex, Funds,
                                    Compensation  Including the Including
                                    from the      Fund, as to   the Fund, as
                                    Alliance      which the     to which the
                      Aggregate     Fund Complex, Trustee is    Trustee is a
                      Compensation  Including     a Director    Director or
Name of Director      from the Fund the Fund      or Trustee    Trustee

John D. Carifa         -0-          -0-           50            103
Ruth Block            $3,730        $154,263      38             80
David H. Dievler      $3,845        $210,188      45             87
John H. Dobkin        $3,846        $206,488      42             84
William H. Foulk, Jr. $3,849        $246,413      45             98
Dr. James M. Hester   $3,850        $164,138      39             81
 Clifford L. Michel   $3,850        $183,388      39             83
Donald J. Robinson    $3,095        $154,313      41             92

______________________

         As of January 5, 2000, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "AFD"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         During the fiscal year ended October 31, 1999, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,178,257, $524,176, $660,634,
$1,903,085, and $346,078, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $5,818,625. Of the $10,430,855 paid by the Fund and the Adviser with respect to the Class A shares under the Agreement, $363,975 was spent on advertising, $116,945 on the printing and mailing of prospectuses for persons other than current shareholders, $4,958,084 for compensation to broker-dealers and other financial intermediaries (including, $972,788 to the Fund's Principal Underwriter), $1,979,931 for compensation to sales personnel and $3,011,920 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the fiscal year ended October 31, 1999, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,893,298, $454,104, $1,196,573,
$2,281,628 and $267,312, respectively, which constituted approximately 1.0% of the aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $4,802,231. Of the $10,895,146 paid by the Fund and the Adviser with respect to the Class B shares under the Agreement, $227,089 was spent on advertising, $67,110 on the printing and mailing of prospectuses for persons other than current shareholders, $8,196,295 for compensation to broker-dealers and other financial intermediaries (including, $595,260 to the Fund's Principal Underwriter), $759,519 for compensation to sales personnel, $1,076,090 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $569,043 was spent on interest on Class B shares financing.

         During the fiscal year ended October 31, 1999, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,146,865, $224,087, $495,897, $1,475,303 and $170,241, respectively, which constituted approximately 1.0% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,771,282. Of the $5,283,675 paid by the Fund and the Adviser with respect to the Class C shares under the Agreement, $145,558 was spent on advertising, $44,696 on the printing and mailing of prospectuses for persons other than current shareholders, $3,901,184 for compensation to broker-dealers and other financial intermediaries (including, $367,895 to the Fund's Principal Underwriter), $457,917 for compensation to sales personnel, $649,245 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $85,075 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of October 31, 1999, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

         Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)
         ________________________________________________________
                            Class B                Class C
National               $4,329,603 (2.3%)      $3,541,158 (3.1%)
Insured National       $2,447,094 (5.4%)      $1,193,429 (5.3%)
California             $7,426,911 (3.3%)      $3,575,665 (2.4%)
Insured California     $1,854,964 (6.9%)      $  909,433 (5.3%)
New York               $4,500,004 (3.8%)      $1,798,282 (3.6%)

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission may payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at their meeting held on July 14, 1999.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         AFS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended
October 31, 1999, the Fund paid AFS $1,147,981 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB
Richard Ellis, Inc.   Generally, a fee-based program must charge
an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealer, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the

Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m.



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


Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.





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


         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.



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



Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares3

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


____________________

3. Advisor Class shares are sold only to investors described above in this section under "--General."


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


         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended October 31, 1997, 1998 and 1999, the aggregate amount of underwriting commission payable with respect to shares of the National Portfolio were $1,125,797, $1,767,149 and $1,973,713; the Insured National
Portfolio were $393,163, $543,431 and $342,791; the New York Portfolio were $713,011, $1,518,128 and $1,316,583; the
California Portfolio were $2,050,508, $3,131,732 and $4,861,112;
and the Insured California Portfolio were $266,043, $432,441 and $426,671; of that amount, the Principal Underwriter, received the amounts of $12,822, $67,020 and $118,269 for the National Portfolio; $19,944, $5,051 and $19,762 for the Insured National Portfolio; $29,137, $9,677 and $43,246 for the New York Portfolio; $73,095, $31,667 and $216,070 for the California Portfolio; and, $-0-, $-0- and $29,686 for the Insured California Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended in 1997, 1998 and 1999, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $109,119, $109,957 and $212,153 for the National Portfolio, $29,576, $30,044 and $67,540 for the Insured National Portfolio, $113,659, $100,769 and $258,101 for the California Portfolio, $29,098, $17,320 and $16,686 for the Insured



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


California Portfolio and $78,379, $95,159 and $122,619 for the New York Portfolio. During the fiscal years ended in 1997, 1998 and 1999, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $19,971, $24,916 and $28,468 for the National Portfolio, $9,128,
$2,888 and $7,642 for the Insured National Portfolio, $25,188, $27,881 and $66,876 for the California Portfolio, $964, $2,687 and $7,659 for the Insured California Portfolio and $15,274, $22,830 and $34,467 for the New York Portfolio.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                              Discount or
                                              Commission
                              As % of         to Dealers
                   As % of    the             or Agents
                   Net        Public          As % of
Amount of          Amount     Offering        Offering
Purchase           Invested   Price           Price

Less than
   $100,000. . .   4.44%      4.25%           4.00%
$100,000 but
    less than
    $250,000. . .  3.36       3.25            3.00
$250,000 but
    less than
    $500,000. . .  2.30       2.25            2.00
$500,000 but
    less than
    $1,000,000.* . 1.78       1.75            1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from



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


reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemption, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A



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


selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge, or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Disciplined Value Fund, Inc.
Alliance Global Dollar Government Fund, Inc.

Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the

Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their



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


affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of share of such other registered investment companies as may be designated from time to time by the Principal Underwriter and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.





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


         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.








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


                                  Contingent Deferred
                                  Sales Charge as a %
                                  of Dollar Amount
         Year Since Purchase      Subject to Charge

         First                         3.0%
         Second                        2.0%
         Third                         1.0%
         Fourth                        None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.




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


         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub- account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of



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


the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class



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


shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a



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


redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. Prior to March 1, 1998, this service can be employed only once in any 30 day period (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Prior to March 1, 1998, this service can be employed only once in any 30 day period (except for certain omnibus accounts). Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions-General. During periods of drastic economic or market developments, such as the market break



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


of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________


         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m.

Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.




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


Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against
Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Funds net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.












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


________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

General

         Each Portfolio of the Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as



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


a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

         Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

         If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribtuion of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios

    California Portfolio and Insured California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio and Insured California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from municipal securities issued by the State of California or its political subdivisions. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax.

    New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from New York municipal securities or
(ii) attributable to interest on U.S. government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and provided that, at the close of each quarter of the Portfolio's year, at least 50% of its total assets consist of obligations of the U.S. and its possessions. Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's

Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended
October 31, 1997, 1998 and 1999 the Fund incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The authorized capital stock of the Fund consists solely of 45,350,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for each of the Insured National and National Portfolios and 9,050,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. Shares issued are fully paid and non-assessable.
All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act and in the Fund's By-Laws, will be available to shareholders of the Fund. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

         At January 5, 12000, there were outstanding 245,986,382 voting shares of common stock of the Fund, including, 43,169,211 Class A shares, 14,849,781 Class B shares and 10,815,333 Class C shares of the National Portfolio; 17,930,749 Class A shares, 3,408,612 Class B shares and 2,182,592 Class C shares of the Insured National Portfolio; 25,238,721 Class A shares, 11,627,528 Class B shares and 4,795,913 Class C shares of the New York Portfolio; 65,510,559 Class A shares, 20,682,443 Class B shares and 14,464,606 Class C shares of the California Portfolio; and 8,405,346 Class A shares, 1,668,899 Class B shares and 1,236,089
Class C shares of the Insured California Portfolio.

         The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 5, 2000.

                              NO. OF
                              SHARES    % OF     % OF     % OF
NAME AND ADDRESS              OF CLASS  CLASS A  CLASS B  CLASS C

                      CALIFORNIA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith for the
Sole Benefit of its Customers
Attn:  Fund Administration (971N7)
4800 Deer Lake Dr.
2nd Floor
Jacksonville, FL 32246-6485   8,306,791 13%

Merrill Lynch, Pierce,
Fenner & Smith for the
Sole Benefit of its Customers
Attn:  Fund Administration (97AU6)
4800 Deer Lake Dr.
2nd Floor
Jacksonville, FL 32246-6484   4,620,132          22%

Merrill Lynch, Pierce,
Fenner & Smith for the
Sole Benefit of its Customers
Attn:  Fund Administration (97BE6)
4800 Deer Lake Dr.
2nd Floor
Jacksonville, FL 32246-6484   6,425,132                   44%


                       INSURED CALIFORNIA

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (974D4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   540,547   6%










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


Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97AU4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   329,359            20%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97BE7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   358,065                     29%


                       NATIONAL PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (971N5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   2,641,457 6%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97AU5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   2,802,955          19%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97BE5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   4,299,657                   40%




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



                   INSURED NATIONAL PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (971N6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   905,067   5%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97AU7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   868,398            26%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97BE4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   1,191,170                   55%


                       NEW YORK PORTFOLIO


Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (971N8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   1,808,549 7%

Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97AU8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   1,815,621          16%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration (97BE8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484   2,285,277                   48%


Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc. an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

         From time to time, a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income rate. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B, and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one, five and ten year periods (or the period since the Portfolio's inception). A Portfolio's actual distribution rate is computed separately for Class A, Class B and Class C shares. A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid.

Yield Calculations

                                   30 Day Tax
                    30 Day Tax     Equivalent Yield
                    (period ended  (period ended     Distribution
                    10/31/99)      10/31/99)         Rate

Fund

Insured National
    Class A         4.98%          8.25%             4.48%
    Class B         4.28%          7.09%             3.98%
    Class C         4.29%          7.10%             3.97%

National
    Class A         5.21%          8.63%             5.26%
    Class B         4.72%          7.81%             4.80%
    Class C         4.72%          7.81%             4.80%

New York
    Class A         5.39%          9.99%             5.27%
    Class B         4.91%          9.10%             4.75%
    Class C         4.92%          9.12%             4.75%

California
    Class A         5.21%          9.51%             5.03%
    Class B         4.71%          8.60%             4.52%
    Class C         4.72%          8.62%             4.52%

Insured
California
    Class A         4.94%          9.02%             4.56%
    Class B         4.45%          8.12%             3.99%
    Class C         4.45%          8.12%             3.99%


Total Return Calculations


              One Year period  Five Year period  Ten Year period
Fund          ended 10/31/98   ended 10/31/98    ended 10/31/98

Insured National
    Class A      (9.34)%          6.15%               6.26%
    Class B      (8.75)%          6.34%               4.75*
    Class C      (6.88)%          6.36%               4.18*

National
    Class A      (8.00)%          6.20%               6.55%
    Class B      (7.36)%          6.39%               4.92*
    Class C      (5.55)%          6.40%               4.36*

New York
    Class A      (7.41)%          6.45%               6.49%
    Class B      (6.71)%          6.60%               4.86*
    Class C      (4.88)%          6.60%               4.29*

California
    Class A      (5.95)%          7.11%               6.77%
    Class B      (5.27)%          7.28%               5.56*
    Class C      (3.32)%          7.28%               5.07*

Insured
California
    Class A      (7.81)%          6.45%               6.17%
    Class B      (7.20)%          6.57%               4.70*
    Class C      (5.36)%          6.57%               4.13*

         The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were: federal--39.6%, New York State--6.85%, New York City--3.828% and California--9.30%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax-exempt by one minus the applicable marginal income tax rate (39.6% in the case of the National and the Insured National Portfolios; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York, California, and Insured California Portfolios) and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

         The Morningstar ratings and the Lipper rankings may be used in advertisements and sales literature relating to such Portfolios.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

    REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
________________________________________________________________

                                    ALLIANCE
                               ------------------
                                    MUNICIPAL
                               ------------------
                                     INCOME
                               ------------------
                                      FUND
                               ------------------

                                                          Annual Report
                                                          October 31, 1999



                                                       AllianceCapital [LOGO](R)

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        MUNICIPAL BONDS - 102.2%
        LONG TERM MUNICIPAL BONDS - 93.8%
        ALASKA - 3.7%
AAA     Alaska Hsg Fin Corp
        (Mtg Rev)
        MBIA Ser 97A
        6.00%, 6/01/27..............   $25,000   $ 24,568,500
                                                 ------------
        ARIZONA - 3.1%
AAA     Maricopa Cnty IDA MFHR
        (Shadow Creek)
        FNMA Ser 98C AMT
        5.20%, 12/15/21.............     1,500      1,369,395
AA-     Mohave Cnty IDR
        (Cargill/No Star Steel Proj)
        Ser 95A AMT
        6.70%, 3/01/20..............     7,300      7,825,965
B       Pima Cnty IDR
        (Elec Pwr Co Proj)
        Ser 97B Tuscon
        6.00%, 9/01/29..............    13,000     11,677,250
                                                 ------------
                                                   20,872,610
                                                 ------------
        CALIFORNIA - 14.1%
NR      Corona Comm
        Fac Dist #97-2
        (Eagle Glen)
        Ser 98
        5.75%, 9/01/16..............     2,505      2,326,293
        5.88%, 9/01/23..............     3,260      2,988,703
Aaa     Encinitas Comm
        (Encinitas Ranch)
        Fac Dist #1
        Ser 95A Pre-refunded
        7.38%, 9/01/05 (b)..........    18,155     20,782,936
NR      Encinitas Comm
        (Encinitas Ranch)
        Fac Dist #1
        Ser 98A
        5.88%, 9/01/20..............    10,020      9,451,265
NR      Fontana Comm
        Fac Dist #11
        (Heritage West End)
        Ser 99B
        6.50%, 9/01/28..............     8,150      7,816,013
NR      La Verne Comm
        Fac Dist #88-1 Spec Tax
        5.88%, 3/01/14..............     6,920      6,695,031
NR      Los Angeles Cnty Comm
        Fac Dist #3
        (Valencia/Newhall Area)
        Ser 95A
        7.13%, 9/01/20..............     5,500      5,807,615
NR      Los Angeles Cnty Comm
        Fac Dist #4
        (Calabasas Area)
        Ser 92A Pre-refunded
        7.65%, 9/01/01..............     5,000      5,404,700
NR      Los Angeles Cnty Comm
        Fac Dist #92-1 (Castaic
        Union SD/Northlake Proj)
        Ser 92
        9.00%, 10/01/19.............     8,710      9,517,417
AAA     No Calif Trans Agy
        Elec Rev
        (Calif-Oregon Trans)
        MBIA Ser 93
        7.34%, 4/29/24..............    10,000      8,700,700
NR      Sacramento Comm
        Fac Lease/Rev
        (No Natomas Proj)
        Ser 99A
        6.25%, 9/01/23..............     6,435      6,188,025
NR      San Diego Comm
        Fac Dist #1
        (Miramar Ranch North)
        Ser 95B Pre-refunded
        7.10%, 9/01/20 .............     7,000      7,984,760
NR      Santa Margarita Wtr Dist
        Fac Dist #99-1 (Talega)
        Ser 99
        6.20%, 9/01/20..............     1,100      1,066,164
                                                 ------------
                                                   94,729,622
                                                 ------------
        COLORADO - 1.5%
Aaa     Denver City & Cnty
        (Arpt Sys Rev)
        Ser 92C AMT Pre-refunded
        6.75%, 11/15/02 (b) ........     1,995      2,151,628
BBB+    Denver City & Cnty
        (Arpt Sys Rev)
        Ser 92C AMT
        6.75%, 11/15/22.............     7,505      7,716,716
                                                 ------------
                                                    9,868,344
                                                 ------------

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        CONNECTICUT - 1.5%
BB-     Connecticut Dev Auth PCR
        (Ct Light & Pwr Co Proj)
        Ser 93 AMT
        5.95%, 9/01/28..............   $11,000   $  9,836,420
                                                 ------------
        DISTRICT OF COLUMBIA - 0.3%
AAA     Washington DC GO
        Ser 98B MBIA
        5.75%, 6/01/09..............     1,900      1,966,367
                                                 ------------
        FLORIDA - 12.2%
Aaa     Clay Cnty HFA SFMR
        (Mortgage Rev)
        Ser 99 GNMA/FNMA
        5.30%, 10/01/29 (b).........     4,710      4,253,978
NR      Collier Cnty Comm
        Fac Dist
        (Fiddlers Creek)
        Ser 99A
        5.88%, 5/01/21..............     9,305      8,733,580
NR      Collier Cnty Comm
        Dev Dist (Heritage Greens)
        Ser 97
        8.25%, 5/01/18..............     4,150      4,279,771
A       Collier Cnty HFA MFHR
        (Whistlers Grn Apts)
        Ser 99A AMT
        5.40%, 12/01/27.............     1,890      1,706,141
NR      Collier Cnty IDR
        (Southern St Util)
        Ser 96 AMT
        6.50%, 10/01/25.............    12,605     12,746,554
Aaa     Escambia Cnty HFA SFMR
        MBIA Ser 99 AMT
        5.20%, 4/01/32 (b)..........     5,000      4,348,300
AA+     Florida GO
        Board of Education
        Ser 98B
        6.00%, 6/01/04..............     1,900      2,007,787
AAA     Florida HFC MFHR
        (Crossing at Univ Apt)
        AMBAC Ser 98Q-1 AMT
        5.25%, 12/01/38.............     6,545      5,745,921
NR      Lee Cnty Comm Fac
        (Stoneybrook)
        Ser 98B
        5.70%, 5/01/08 .............     3,350      3,251,376
Aa3     North Miami Hlth Fac Auth
        (Catholic Hlth Svcs Oblig Grp)
        Ser 96
        6.00%, 8/15/24 (b)..........     1,200      1,171,164
NR      Northern Palm Beach Cnty
        Imp Dist #9A (ABACOA)
        Ser 96A
        7.30%, 8/01/27..............    15,600     16,505,580
A3      Orange Cnty HFA MFHR
        (Seminole Pt Proj)
        Ser 99L AMT
        5.80%, 6/01/32 (b)..........     6,855      6,400,513
A       Pasco Cnty HFA MFHR
        (Pasco Woods Apts)
        Ser 99A
        5.90%, 8/01/39..............     3,690      3,449,892
NR      St. John's Cnty Comm Dev
        (Julington Creek Plantation)
        Ser 97
        6.70%, 5/01/07..............     2,830      2,927,465
        7.13%, 5/01/19..............     1,695      1,785,123
A       Suwannee Cnty Hlth Fac
        (Advent Christian Vlg Inc.)
        ACA Ser 99
        5.25%, 4/01/24..............     1,300      1,136,759
Baa2    Volusia Cnty Ed Fac Auth
        (Embry-Riddle Aero Univ)
        Ser A
        5.75%, 10/15/29 (b).........     2,000      1,860,160
                                                 ------------
                                                   82,310,064
                                                 ------------
        INDIANA - 8.0%
BB+     Indianapolis Arpt Auth
        (United Airlines
        Maintenance Ctr Proj)
        Ser 95A AMT
        6.50%, 11/15/31.............    55,570     54,039,046
                                                 ------------
        MARYLAND - 0.2%
NR      Maryland Dev Fin Auth Eco Dev
        (Med Waste Assoc)
        Ser 89 AMT
        8.75%, 11/15/10.............     1,365      1,383,796
                                                 ------------
        MASSACHUSETTS - 4.5%
BBB     Massachusetts Dev Fin Agcy
        (Ogden Haverhill Proj)
        Ser 98B AMT
        5.50%, 12/01/19.............     2,735      2,422,171
AAA     Massachusetts HFA MFHR
        AMBAC Ser 95E AMT
        6.00%, 7/01/37..............     2,680      2,613,375

                                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
A+      Massachusetts HFA SFMR
        (Residential Mtg)
        Ser 40 AMT
        6.65%, 12/01/27.............   $ 5,000   $  5,140,150
AAA     Massachusetts HFA SFMR
        (Residential Mtg)
        Ser 73 AMT
        5.90%, 12/01/23.............     8,000      7,740,240
Baa3    Massachusetts Hlth & Ed
        Fac Auth
        (Lasell College)
        Ser 99A
        5.63%, 7/01/29 (b)..........     7,490      6,640,709
AAA     Massachusetts Port Auth
        Spec Fac (US Air Proj)
        MBIA Ser 96A AMT
        5.88%, 9/01/23..............     5,600      5,374,432
                                                 ------------
                                                   29,931,077
                                                 ------------
        MICHIGAN - 3.6%
BB-     Detroit
        (Daimler/Chrysler Jefferson
        North Assembly Plant)
        Ser 98A
        5.50%, 5/01/21..............     2,070      1,862,958
AAA     Detroit Swr Sys Rev
        FGIC Ser 93
        7.62%, 7/01/23 .............     1,300      1,182,909
AAA     Kent Cnty Arpt Rev
        (Kent Cnty Int'l)
        Ser 95 AMT Pre-refunded
        6.10%, 1/01/25..............     3,300      3,526,677
AAA     Michigan HDA MFHR
        (Rental Hsg Rev)
        MBIA Ser 99A AMT
        5.30%, 10/01/37.............    14,520     12,868,060
AA+     Michigan HDA SFMR
        Ser 96B AMT
        6.20%, 6/01/27..............     4,945      4,964,236
                                                 ------------
                                                   24,404,840
                                                 ------------
        MINNESOTA - 4.3%
AAA     Brooklyn Park MFHR
        (Brooks Landing)
        FNMA Ser 99A AMT
        5.50%, 7/01/19..............     1,355      1,283,253
AAA     Duluth (Arpt Lease Rev) GO
        Ser 95C AMT
        6.25%, 8/01/14..............     3,430      3,539,554
A-      Golden Valley Hlth Fac
        (Covenant Retmt Cmnty)
        Ser 99A
        5.50%, 12/01/29.............     3,750      3,265,688
AAA     Minneapolis HFA MFHR
        (Riverside Plaza Proj)
        GNMA Ser 98 AMT
        5.20%, 12/20/30.............     4,400      3,940,156
AAA     Minnesota HFA MFHR
        (Rental Hsg)
        MBIA Ser 95D
        6.00%, 2/01/22..............     3,685      3,708,215
AA+     Minnesota HFA SFMR
        (Home Mortgage)
        Ser 96G AMT
        6.25%, 7/01/26..............     5,675      5,703,205
Baa1    Minnesota Higher Ed Fac Auth
        (Hamline Univ)
        Ser 99-5B
        6.00%, 10/01/29 (b).........     1,250      1,204,575
AA+     Rochester Hosp Rev
        (Mayo Med Ctr)
        Ser 92H
        8.08%, 11/15/15 (c).........     3,000      3,063,840
Aaa     Saint Paul MFHR
        (Wellington Proj)
        FHMLC Ser 99A
        5.10%, 2/01/24 (b)..........     2,280      2,076,168
BBB-    So St Paul Hosp Rev
        (Healtheast Proj)
        Ser 94
        6.75%, 11/01/09.............     1,370      1,367,041
                                                 ------------
                                                   29,151,695
                                                 ------------
        NEW HAMPSHIRE - 1.4%
BB-     New Hampshire PCR
        (Conn Pwr & Light Co Proj)
        Ser 86 AMT
        5.90%, 11/01/16.............    10,000      9,186,000
                                                 ------------
        NEW JERSEY - 4.0%
NR      New Jersey Eco Dev Auth
        (Kapkowski Rd)
        Ser 98B AMT
        6.50%, 4/01/31..............     1,000        990,670
Baa1    New Jersey Eco Dev Auth
        (NUI Corp)
        Ser 98A AMT
        5.25%, 11/01/33 (b).........    12,700     10,731,881

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
A+      New Jersey Eco Dev Auth
        Swr Rev (Anheuser-Busch)
        Ser 95 AMT
        5.85%, 12/01/30.............   $ 2,600   $  2,527,382
AAA     New Jersey Hgr Ed Loan
        (Student Loan) MBIA
        Ser 99A
        5.25%, 6/01/18..............     1,500      1,413,360
AAA     New Jersey Hsg & Mort Fin
        Agy Rev SFMR
        (Home Buyer Rev)
        MBIA AMT
        5.90%, 10/01/29.............    11,350     10,948,210
                                                 ------------
                                                   26,611,503
                                                 ------------
        NEW YORK - 2.6%
Aaa     Glen Cove IDR
        (The Regency At
        Glen Cove)
        ETM Ser 92B
        Zero coupon, 10/15/19 (b)...    15,000      4,445,400
AAA     Niagara Frontier Trans
        Airport Rev (Buffalo Niagara)
        MBIA AMT
        5.63%, 4/01/29..............     2,000      1,863,020
A+      NYS Energy Res &
        Dev Auth
        (Consolidated Edison)
        Ser 94A AMT
        7.13%, 12/01/29.............     5,000      5,419,750
AAA     NYS Energy Res &
        Dev Auth PCR
        (NYS Elec & Gas)
        MBIA Ser 88 AMT
        5.95%, 12/01/27.............     3,500      3,462,130
AA-     Port Auth of NY & NJ
        Cons Rev (95th Ser) AMT
        6.13%, 7/15/29..............     2,000      2,000,320
                                                 ------------
                                                   17,190,620
                                                 ------------
        OHIO - 5.1%
AAA     Akron Hgr Ed
        (Univ of Akron)
        FGIC Ser 99
        5.75%, 1/01/29..............     3,000      2,873,160
BBB     Dayton Spec Fac
        (Emery Air Freight)
        Ser 96D AMT
        6.20%, 10/01/09.............     3,620      3,714,048
A       Hamilton Cnty Hlth Fac
        (Twin Towers)
        Ser 99A
        5.80%, 10/01/23.............     1,775      1,661,826
Baa1    Ohio Air Quality Dev Auth
        PCR (Columbus So Pwr)
        Ser 85B
        6.25%, 12/01/20 (b).........     5,000      5,009,700
AAA     Ohio Air Quality Dev Auth
        (JMG Funding/
        Ohio Pwr Co)
        AMBAC Ser 94B AMT
        6.38%, 4/01/29..............     5,315      5,474,450
AAA     Ohio HFA SFMR
        (Residental Dev)
        GNMA Ser 97 AMT
        6.15%, 3/01/29..............     8,700      8,711,832
A+      Ohio Wtr Dev Auth Swr Rev
        (Anheuser-Busch Proj)
        Ser 99 AMT
        6.00%, 8/01/38..............     2,250      2,194,920
A-      Ohio Wtr Dev Auth
        Solid Waste
        (North Star/BHP) AMT
        6.45%, 9/01/20..............     4,600      4,712,884
                                                 ------------
                                                   34,352,820
                                                 ------------
        OKLAHOMA - 0.3%
Aaa     Oklahoma HFA SFMR
        (Mortgage Rev)
        Ser 99B-2 AMT
        5.40%, 3/01/25 (b)..........     2,000      1,825,200
                                                 ------------
        PENNSYLVANIA - 5.3%
NR      Harrisburg Air Fac
        (Susquehanna Aero Proj)
        AMT
        5.50%, 1/01/24..............     1,490      1,267,841
A       Allegheny Cnty Higher Ed
        (Thiel College)
        ACA Ser 99A
        5.38%, 11/15/29.............     2,000      1,761,600
BBB     Crawford Cnty Hosp Hlth Fac
        (Wesbury Methodist)
        Ser 99
        6.25%, 8/15/29..............     2,100      1,953,063
BB-     New Morgan IDA
        Solid Waste
        (Browning-Ferris)
        Ser 94 AMT
        6.50%, 4/01/19..............     4,000      3,846,440

                                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
AA      Northampton Cnty Higher Ed
        (Moravian College)
        Ser 99
        5.13%, 7/01/29..............   $ 1,000   $    839,530
BBB     Pennsylvania Eco Dev Auth
        Waste Wtr Revs (Sun Co)
        Ser 94A AMT
        7.60%, 12/01/24.............     5,000      5,435,500
AA+     Pennsylvania HFA SFMR
        (Home Mortgage)
        Ser 94-41B AMT
        6.65%, 4/01/25..............     5,000      5,122,500
AA+     Pennsylvania HFA SFMR
        (Home Mortgage)
        Ser 99-66A AMT
        5.65%, 4/01/29..............     6,900      6,424,245
AAA     Pennsylvania Higher Ed
        Student Loan Rev
        AMBAC Ser 88D AMT
        6.05%, 1/01/19..............     5,900      5,866,370
BBB+    Philadelphia Hosp Rev
        (Temple Univ)
        Ser A
        6.63%, 11/15/23.............     3,250      3,141,677
                                                 ------------
                                                   35,658,766
                                                 ------------
        TENNESSEE - 0.1%
BBB     Memphis Shelby Cnty Spec Fac
        (Federal Express)
        Ser 93 AMT
        6.20%, 7/01/14...........     1,000      1,017,050
                                                 ------------
        TEXAS - 13.1%
BBB-    Alliance Arpt Auth
        Fac Imp (American Airlines)
        Ser 90 AMT
        7.50%, 12/01/29.............    11,690     12,197,580
BBB     Alliance Arpt Auth
        Spec Fac (Federal Express)
        Ser 96 AMT
        6.38%, 4/01/21..............    23,000     22,720,780
BBB-    Dallas Fort Wrth Texas
        International Airport
        American Airlines
        Series 99 AMT
        6.38%, 5/01/35..............    15,000     14,381,550
BB      Harris Cnty Arpt Rev
        (Continental Airlines)
        Ser 98 AMT
        5.38%, 7/01/19..............     3,155      2,644,079
BB      Houston Arpt Rev
        (Continental Airlines)
        Ser 97B AMT
        6.13%, 7/15/27..............     8,000      7,283,360
AAA     Houston Arpt Sys Rev
        FGIC Ser 98B AMT
        5.00%, 7/01/25..............    29,000     24,523,270
AA      San Antonio Util Rev
        (Elec & Gas)
        Ser 92
        5.80%, 2/01/06 .............     3,825      4,005,272
                                                 ------------
                                                   87,755,891
                                                 ------------
        VIRGINIA - 4.0%
Baa2    Bedford Cnty IDR
        (Nekoosa Pkg/GA-Pacific)
        Ser 99 AMT
        6.30%, 12/01/25 (b).........     3,000      2,910,270
Baa2    Goochland Cnty IDR
        (Nekoosa Pkg/GA-Pacific)
        Ser 98 AMT
        5.65%, 12/01/25 (b).........    12,600     11,276,748
A+      James Cnty Swr
        (Anheuser-Busch Proj)
        Ser 97 AMT
        6.00%, 4/01/32..............     2,200      2,153,734
AAA     Metro Wash DC Arpt
        Auth Rev
        Ser A FGIC AMT
        5.00%, 10/01/27.............     5,000      4,237,150
AA-     Metro Washington Arpt Auth
        Ser 97B AMT
        5.50%, 10/01/23.............     6,700      6,126,614
                                                 ------------
                                                   26,704,516
                                                 ------------
        WASHINGTON - 0.6%
A-      Pilchuck Dev Pub Corp
        Spec Fac
        (BF Goodrich)
        Ser 93 AMT
        6.00%, 8/01/23..............     4,500      4,213,665
                                                 ------------
        WISCONSIN - 0.3%
AA      Wisconsin GO
        (Veterans Hsg)
        Ser 99-1 AMT
        5.30%, 5/01/20..............     2,505      2,256,128
                                                 ------------
        TOTAL LONG TERM
        MUNICIPAL BONDS
           (cost $635,198,454)......              629,834,540
                                                 ------------

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        SHORT TERM
        MUNICIPAL NOTES (d) - 8.4%
        CALIFORNIA - 0.3%
A-2     Assoc Bay Area Gov't IDR
        (Reliance Tech Service Inc.)
        Ser 95A AMT VRDN
        5.10%, 10/01/19.............   $ 1,891   $  1,891,000
                                                 ------------
        CONNECTICUT - 0.5%
A-1+    Connecticut Hlth & Ed Fac
        Auth (Yale Univ)
        Ser 99U VRDN
        3.55%, 7/01/33..............     3,500      3,500,000
                                                 ------------
        DISTRICT OF
        COLUMBIA - 0.3%
A-1+    District of Columbia GO
        Ser 91B-3 VRDN
        3.75%, 6/01/03..............     2,200      2,200,000
                                                 ------------
        FLORIDA - 0.0%
VMIG-1  Palm Beach IDR
        (Florida Convalescent
        Ctr Proj)
        AMT VRDN
        4.00%, 11/01/11 (b).........       275        275,000
                                                 ------------
        HAWAII - 0.2%
VMIG-2  Hawaii Hsg Fin &
        Dev Corp MFHR
        (Rental Hsg)
        Ser 90B VRDN
        4.30%, 7/01/25 (b)..........     1,100      1,100,000
                                                 ------------
        ILLINOIS - 0.6%
VMIG-2  Illinois Dev Fin
        Auth IDR
        (THK America Proj)
        Ser 91 AMT VRDN
        4.85%, 7/01/11 (b)..........     3,700      3,700,000
                                                 ------------
        KENTUCKY - 0.4%
A-2     Russellville IDR
        (JS Technos Corp Proj)
        Ser 89 AMT VRDN
        4.85%, 12/01/09.............     2,900      2,900,000
                                                 ------------
        MASSACHUSETTS - 0.5%
VMIG-1  Massachusetts HFA
        MFHR
        (Princeton Crossing Proj)
        Ser 96A AMT VRDN
        3.65%, 6/01/31 (b)..........     3,300      3,300,000
                                                 ------------
        MICHIGAN - 0.4%
A-1+    Detroit MBIA
        (Sewage Disposal Sys Rev)
        Ser 98B VRDN
        3.55%, 7/01/23..............     3,000      3,000,000
                                                 ------------
        NEW YORK - 1.6%
A-2     New York City IDA
        (Nippon Cargo Air Proj)
        Ser 92 AMT VRDN
        4.75%, 11/01/15.............    10,600     10,600,000
                                                 ------------
        NORTH CAROLINA - 0.3%
A-1+    Halifax Cnty
        (Louisville Gas & Elec)
        Ser 93 AMT VRDN
        3.70%, 6/01/21..............     2,300      2,300,000
                                                 ------------
        OHIO - 1.1%
A-1+    Ohio Air Qual Dev Auth
        Rev IDR (Jmg Funding LP)
        Ser 94A AMT VRDN
        3.55%, 4/01/28 .............     5,100      5,100,000
A-2     Ohio HFA MFHR
        (Pine Crossing)
        GNMA
        Ser 97A AMT VRDN
        4.80%, 9/01/36..............     2,065      2,065,000
                                                 ------------
                                                    7,165,000
                                                 ------------
        PENNSYLVANIA - 1.7%
A-1+    Emmaus GO
        Ser 89G-12 VRDN
        3.55%, 3/01/24..............     5,000      5,000,000
A-1     Northampton GO
        (Citizens Utilities Co Proj)
        Ser 96 AMT VRDN
        3.55%, 9/01/18..............     3,500      3,500,000
A-1+    Pennsylvania Hgr Ed Fac
        (Univ Penn)
        Ser 94B VRDN
        3.55%, 1/01/24..............     3,000      3,000,000
                                                 ------------
                                                   11,500,000
                                                 ------------
        VIRGINIA - 0.3%
A-1+    Richmond Arpt Rev
        (Richmond Intl Proj)
        AMBAC
        Ser 95C AMT VRDN
        3.70%, 7/01/23..............     2,000      2,000,000
                                                 ------------

                                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        WISCONSIN - 0.2%
P-1     Carlton Elec Rev
        (Wisconsin Pwr & Light Proj)
        AMT VRDN
        3.55%, 8/01/15 (b)..........   $ 1,200   $  1,200,000
                                                 ------------
        TOTAL SHORT TERM
        MUNICIPAL NOTES
           (cost $56,631,000).......               56,631,000
                                                 ------------
        TOTAL INVESTMENTS - 102.2%
           (cost $691,829,454)......             $686,465,540
        Other assets less
           liabilities - (2.2%).....              (14,713,693)
                                                 ------------
        NET ASSETS - 100%...........             $671,751,847
                                                 ============


--------------------------------------------------------------------------------

See footnote summary on page 28.

See Glossary of Terms on page 28.

See notes to financial statements.

INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        MUNICIPAL BONDS - 97.9%
        LONG TERM MUNICIPAL BONDS - 88.2%
        ALASKA - 4.5%
AAA     Alaska Hsg Fin Corp SFMR
        (Mtg Rev)
        MBIA Ser 97A
        6.10%, 12/01/37.............   $10,000   $  9,940,800
                                                 ------------
        ARIZONA - 3.5%
AAA     Mesa IDA Hlth Fac
        (Discovery Hlth Sys)
        MBIA Ser 99A
        5.75%, 1/01/25..............     2,300      2,216,947
AAA     Mesa IDA Hlth Fac
        (Lutheran Hlth Sys)
        MBIA Series 98A
        5.00%, 1/01/19..............     2,000      1,769,720
AAA     Pima Cnty IDR
        (Tucson Elec Pwr)
        FSA Ser 88A
        7.25%, 7/15/10..............     2,140      2,308,675
AAA     Tempe MFHR
        (Quadrangles)
        FHA Ser 93A
        6.25%, 6/01/26..............     1,300      1,326,351
                                                 ------------
                                                    7,621,693
                                                 ------------
        CALIFORNIA - 3.8%
A       California Infra & Eco Dev
        (American Ctr/Wine
        Food & Art)
        Ser 99 ACA
        5.75%, 12/01/24.............     3,000      2,818,320
        5.80%, 12/01/29.............     6,000      5,650,920
                                                 ------------
                                                    8,469,240
                                                 ------------
        COLORADO - 2.8%
AAA     Denver City & Cnty
        (Arpt Sys Rev)
        MBIA Ser 95A
        5.70%, 11/15/25.............     6,375      6,206,318
                                                 ------------
        DELAWARE - 0.7%
AAA     Sussex Cunty Swr Rev
        (West Rehoboth)
        MBIA Ser 94 Pre-refunded
        6.60%, 6/15/04..............     1,500      1,631,010
                                                 ------------
        DISTRICT OF COLUMBIA - 1.9%
AAA     Washington DC
        (Natl Academy/Science)
        AMBAC Ser 99A
        5.00%, 1/01/28..............     5,000      4,182,050
                                                 ------------
        GEORGIA - 3.7%
AAA     Atlanta Wtr & Swr Rev
        FGIC Ser 99
        5.00%, 11/01/38.............    10,000      8,243,400
                                                 ------------
        ILLINOIS - 8.6%
AAA     Chicago Parking Rev
        (Lakefront Facs)
        MBIA Ser 98
        5.13%, 1/01/28..............     4,500      3,848,580
AAA     Illinois Hlth Fac Auth
        (Alexian Brothers Hlth)
        FSA Ser 99
        5.13%, 1/01/28..............    12,145     10,401,099
AAA     Metro Pier & Expo Auth
        (McCormick Place Expo)
        FGIC Ser 93A
        Zero coupon, 6/15/19........    15,850      4,812,060
                                                 ------------
                                                   19,061,739
                                                 ------------
        MASSACHUSETTS - 8.2%
AAA     Chelsea GO
        AMBAC Ser 94 Pre-refunded
        6.00%, 6/15/04..............     1,965      2,108,288
AAA     Holyoke GO
        FSA Ser 93B
        6.13%, 8/01/13..............     1,435      1,508,773
AA      Massachusetts Dev Fin Auth
        (Worcester Redev)
        Asset Gty Ser 99
        6.00%, 6/01/24..............     1,300      1,291,667
AA+     Massachusetts Hlth & Ed Fac
        (Wellesley College)
        Series 99F
        5.13%, 7/01/39..............     8,500      7,134,730
AAA     Massachusetts Muni
        Wholesale Elec
        (Pwr Supply Sys)
        MBIA Ser 92A
        6.00%, 7/01/18..............     1,000      1,001,120
Aaa     Massachusetts Trpk Auth
        (Metro Highway System)
        AMBAC Ser 99A
        5.00%, 1/01/39 (b)..........     6,000      4,982,220
                                                 ------------
                                                   18,026,798
                                                 ------------

                                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        MICHIGAN - 14.1%
AAA     Detroit GO
        FGIC Ser 93
        6.35%, 4/01/14..............   $ 1,690   $  1,781,023
AAA     Detroit Swr Sys Rev
        FGIC Ser 93 Pre-refunded
        7.62%, 7/01/03 (c)..........    10,100     11,216,555
AAA     Grand Rapids Swr Sys Rev
        MBIA
        Ser 92 Pre-refunded
        6.00%, 1/01/02..............     2,500      2,625,875
AAA     Kalamazoo Hosp Fin Auth
        Hosp Rev (Borgess Med Ctr)
        FGIC Ser 94
        6.31%, 6/01/11 (c)..........     7,500      7,170,000
AAA     Michigan Hosp Fin Auth
        (St. John's Hospital)
        ETM AMBAC Ser A
        6.00%, 5/15/13..............     1,000      1,028,350
AAA     Michigan Strategic Fund
        (Detroit Edison Co)
        MBIA Ser 95AA
        6.40%, 9/01/25..............     3,310      3,462,856
AAA     Saginaw Hosp Fin Auth
        Hosp Rev (Covenant
        Med Ctr)
        MBIA Ser 99E
        5.50%, 7/01/24..............     2,000      1,838,260
AAA     Three Rivers GO
        Dist MBIA
        Ser 96 Pre-refunded
        6.00%, 5/01/06..............     1,000      1,069,580
AA      Troy Downtown
        Dev Auth
        Ser 95A
        6.38%, 11/01/18.............     1,000      1,031,850
                                                 ------------
                                                   31,224,349
                                                 ------------
        MINNESOTA - 4.1%
AAA     Bloomington Port Auth
        (Mall of America Proj)
        FSA Series 96A
        5.35%, 2/01/13 (b)..........     2,025      2,002,138
AAA     Minneapolis COP
        (Spec School Dist 1)
        MBIA Ser 96A
        5.90%, 2/01/17..............     3,330      3,334,795
AAA     Minnesota Agric & Econ
        Dev Brd Hlth Fac
        (Benedictine Hlth Sys)
        MBIA Ser 99A
        5.13%, 2/15/29..............     4,200      3,638,712
                                                 ------------
                                                    8,975,645
                                                 ------------
        NEBRASKA - 1.5%
AAA     Nebraska Inv Fin Auth
        Hosp Rev (Bishop Clarkson
        Mem) MBIA Ser 91
        9.23%, 12/08/16 (c).........     3,000      3,215,700
                                                 ------------
        OHIO - 6.2%
AAA     Cuyahoga Cnty Hosp Rev
        (Meridia Hlth Sys)
        Ser 95 Pre-refunded
        6.25%, 8/15/05..............     2,600      2,831,868
AAA     Ohio Air Quality
        Dev Auth
        (Ohio Pwr)
        AMBAC Ser 99C
        5.15%, 5/01/26..............    10,000      8,795,200
AAA     Ohio Capital Corp MFHR
        (Sect 8 Assist)
        FHA MBIA Ser 95E
        6.35%, 1/01/22..............     1,965      2,003,730
                                                 ------------
                                                   13,630,798
                                                 ------------
        PENNSYLVANIA - 21.3%
Aaa     Lehigh Cnty Gen Auth Hosp Rev
        (Lehigh Valley Hlth)
        MBIA Ser 99A
        5.25%, 7/01/29 (b)..........     3,500      3,068,170
AAA     Pennsylvania Conv Ctr
        MBIA Ser 94A
        6.75%, 9/01/19..............     2,500      2,712,425
AAA     Pennsylvania Gas Rev
        FSA 16th Ser
        5.25%, 7/01/29..............     7,500      6,620,775
        5.50%, 7/01/15..............     2,000      1,940,640
        FSA 2nd Ser
        5.50%, 7/01/15..............     3,410      3,308,791
AAA     Pennsylvania Higher Ed
        Hlth Fac (Univ of Pitt Med Ctr)
        FSA Ser 99A
        5.00%, 8/01/29..............    25,000     20,857,750
AAA     Philadelphia GO
        FSA Ser 98
        5.00%, 3/15/28..............    10,000      8,429,600
                                                 ------------
                                                   46,938,151
                                                 ------------

INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================
Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        VIRGINIA - 2.4%
AAA     Harrisonburg Redev &
        Hsg Auth MFHR
        (Battery Heights Assoc)
        GNMA Ser 96A
        6.25%, 4/20/36..............   $ 5,185   $  5,301,300
                                                 ------------
        WEST VIRGINIA - 0.9%
AAA     West Virginia Eco Dev
        (Parkway Proj)
        FGIC Ser 93
        7.54%, 5/16/19 (c)..........     2,100      2,014,131
                                                 ------------
        TOTAL LONG TERM
        MUNICIPAL BONDS
           (cost $196,013,261)......              194,683,122
                                                 ------------
        SHORT TERM MUNICIPAL
        NOTES (d) - 9.7%
        GEORGIA - 4.7%
A-1+    Burke Cnty GA
        Dev Authority FRN
        (Oglethorpe Power)
        Ser 93A FGIC VRDN
        3.50%, 1/01/16 (b)..........    10,500     10,500,000
                                                 ------------
        ILLINOIS - 5.0%
VMIG-1  Illinois Dev Fin Auth
        (Jewish Federation Proj)
        AMBAC Ser 99 VRDN
        3.50%, 9/01/24 (b)..........    11,000     11,000,000
                                                 ------------
        TOTAL SHORT TERM
        MUNICIPAL NOTES
          (cost $21,500,000)........               21,500,000
                                                 ------------
        TOTAL INVESTMENTS - 97.9%
          (cost $217,513,261).......              216,183,122
        Other assets less
          liabilities - 2.1%........                4,652,116
                                                 ------------
        NET ASSETS - 100%...........             $220,835,238
                                                 ============


--------------------------------------------------------------------------------

See footnote summary on page 28.

See Glossary of Terms on page 28.

See notes to financial statements.

NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
=============================================================
        MUNICIPAL BONDS - 98.7%
A-      Essex Cnty IDR
        (Int'l Paper)
        Ser 95A AMT
        5.80%, 12/01/19.............   $ 7,000   $  6,665,120
AAA     Glen Cove IDR
        (The Regency at Glen Cove)
        ETM Ser 92B
        Zero coupon, 10/15/19.......    20,010      5,930,164
Aaa     Horseheads NY Series 99
        (Appleridge Retirement Comm)
        5.75%, 9/01/41 (b)..........     4,000      3,835,240
AAA     Islip Res Rec Agy
        AMBAC
        Ser 94B AMT
        6.13%, 7/01/12..............     2,020      2,111,183
AA      Monroe County IDA
        Hgr Ed (St John Fisher
        Coll Asset Gty)
        Ser 99
        5.38%, 6/01/24..............     3,070      2,784,674
AAA     Nassau Cnty NY FSA Hlth Fac
        (Nassau Hlth Sys Rev)
        Ser 99
        5.75%, 8/01/29..............    10,000      9,534,400
AAA     New York City GO
        MBIA Ser 93E Pre-refunded
        6.00%, 5/15/03..............     4,050      4,299,601
        Ser 93D
        6.00%, 5/15/11..............       950        985,198
A-      New York City GO
        Ser 92A Pre-refunded
        6.25%, 8/01/02..............     1,975      2,093,559
        Ser 92A
        6.25%, 8/01/18..............     4,025      4,067,223
A-      New York City GO
        Ser 93D
        8.92%, 8/01/14 (c)..........    10,000     10,260,500
A-      New York City GO
        Ser 94B Pre-refunded
        7.25%, 8/15/04..............     3,465      3,879,622
A-1     New York City GO
        Ser 96-J Pre-refunded
        6.00%, 2/15/06..............     2,380      2,550,265
        Ser 96-J
        6.00%, 2/15/24..............    11,200     11,016,096
A-      New York City GO
        Ser 96A
        6.25%, 8/01/17..............    21,250     21,590,425
Baa1    New York City IDR
        (American Airlines)
        Ser 90 AMT
        5.40%, 7/01/20 (b)..........     3,500      3,157,140
BBB-    New York City IDR
        (American Airlines)
        Ser 94 AMT
        6.90%, 8/01/24..............     7,000      7,273,630
A       New York City IDR
        (British Airways)
        Ser 98 AMT
        5.25%, 12/01/32.............    36,805     31,728,854
AAA     New York City IDR
        (Japan Airlines)
        FSA AMT
        Ser 91 6.00%, 11/01/15......     4,155      4,350,950
A       New York City IDR
        (Terminal One LP)
        Ser 94 AMT
        6.13%, 1/01/24..............    36,500     35,753,210
AAA     Niagara Frontier Trans
        Arpt Rev (Gtr Buffalo Int'l)
        AMBAC
        Ser 94A AMT
        6.25%, 4/01/24..............    16,125     16,482,008
AAA     Niagara Frontier Trans Rev
        (Buffalo Niagara )
        MBIA AMT
        5.63%, 4/01/29..............     1,900      1,769,869
Aaa     NYS Dorm Auth Rev
        (Brooklyn Hosp Ctr)
        FHA Ser 99
        5.20%, 2/01/39 (b)..........     3,000      2,563,770
AA      NYS Dorm Auth Rev
        (Long Island Univ)
        Asset 6th Ser 99
        5.13%, 9/01/23..............     1,750      1,525,090
        5.25%, 9/01/28..............     1,400      1,220,576
AAA     NYS Energy Res &
        Dev Auth
        (Brooklyn Union Gas)
        MBIA AMT
        7.41%, 7/08/26..............     6,000      5,268,180
AAA     NYS Energy Res &
        Dev Auth
        (Brooklyn Union Gas)
        MBIA
        Ser 89B AMT
        6.75%, 2/01/24..............     7,500      7,887,600

NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
=============================================================
A+      NYS Energy Res &
        Dev Auth
        (Consolidated Edison)
        Ser 94A AMT
        7.13%, 12/01/29.............  $ 17,000   $ 18,427,150
A-      NYS Energy Res &
        Dev Auth
        (Long Island Ltg Co)
        Ser 95A
        5.30%, 8/01/25..............     7,500      6,716,100
AAA     NYS Energy Res &
        Dev Auth
        (Rochester Gas & Elec)
        MBIA AMT
        6.50%, 5/15/32..............     6,460      6,702,831
AAA     NYS Energy Res &
        Dev Auth PCR
        (NYS Elec & Gas)
        MBIA Ser 87A AMT
        6.15%, 7/01/26..............    15,000     15,291,750
AAA     NYS Energy Res &
        Dev Auth PCR
        (NYS Elec & Gas)
        MBIA Ser 88 AMT
        5.95%, 12/01/27.............     3,200      3,165,376
BBB+    NYS Envir Fac Auth IDR
        (Occidental Petroleum)
        Ser 93A AMT
        5.70%, 9/01/28..............     6,950      6,262,437
AAA     NYS Envir Fac Corp
        Wtr Fac (Spring Valley Wtr)
        AMBAC Ser 94A AMT
        6.30%, 8/01/24..............    11,800     12,104,322
Aa1     NYS HFA MFHR
        (Westchester/
        Onondaga/Rockland Proj)
        Ser 92F AMT
        6.70%, 8/15/25 (b)..........     6,000      6,187,620
Aa2     NYS Mtg Agy SFMR
        (Homeowner Mort)
        Ser 73A AMT
        5.30%, 10/01/28 (b).........     5,000      4,440,850
Aa2     NYS Mtg Agy SFMR
        (Homeowner Mort)
        Ser 82
        5.65%, 4/01/30 (b)..........    20,000     18,578,800
Aa2     NYS Mtg Agy SFMR
        Ser 42
        6.65%, 4/01/26 (b)..........     4,500      4,615,875
Aa2     NYS Mtg Agy
        SFMR Ser 46 AMT
        6.65%, 10/01/25 (b).........    18,785     19,241,475
Aa2     NYS Mtg Agy
        SFMR Ser 79 AMT
        5.30%, 4/01/29 (b)..........    12,750     11,299,560
A       Oneida County IDA
        (Mohawk Valley Proj)
        ACA Ser 99
        5.35%, 3/15/29..............     1,000        878,340
AAA     Onondaga Cnty PCR
        (Bristol-Myers Squibb)
        AMT 5.75%, 3/01/24..........     4,000      3,907,520
AAA     Port Auth of NY & NJ
        (JFK Int'l Proj)
        MBIA
        Ser 97-6 AMT
        5.75%, 12/01/22.............    16,205     15,662,132
AA-     Port Auth of NY & NJ
        Cons Rev (95th Ser) AMT
        6.13%, 7/15/29..............     7,775      7,776,244
AAA     Port Auth of NY & NJ
        Cons Rev (96th Ser)
        FGIC AMT
        6.60%, 10/01/23.............    10,000     10,574,700
NR      Suffolk County IDR
        (Nissequogue Cogen Fac)
        Ser 98 AMT
        5.50%, 1/01/23..............     3,000      2,630,100
AAA     Yonkers IDA
        Health Fac (Malotz Pavil proj)
        Ser 99
        5.65%, 2/01/39..............     4,500      4,211,595
                                                 ------------
        TOTAL INVESTMENTS - 98.7%
           (cost $388,026,129)......              389,258,924
        Other assets less
          liabilities - 1.3% .......                5,064,473
                                                 ------------
        NET ASSETS - 100%...........             $394,323,397
                                                 ============
================================================================================

See footnote summary on page 28.

See Glossary of Terms on page 28.

See notes to financial statements.

CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
=============================================================
        MUNICIPAL BONDS - 97.1%
        LONG TERM MUNICIPAL BONDS - 92.3%
        CALIFORNIA - 84.4%
NR      Alameda
        Assess Dist
        (Harbor Bay Bus Park)
        5.00%, 9/02/05..............   $ 1,870   $  1,820,127
        5.50%, 9/02/12..............     9,830      9,402,100
AAA     Assoc Bay Area Gov
        MFHR (Civic Cntr Dr Apt)
        Ser 99-A AMT
        5.88%, 3/01/32..............     7,705      7,476,624
NR      Calabasas Comm
        Fac Dist 98-1 Spec Tax
        5.75%, 9/01/28..............     1,000        888,580
A+      California GO
        (Veterans Hsg)
        Ser 95 AMT
        6.40%, 2/01/20..............    17,400     17,451,504
AAA     California GO
        (Veterans Hsg)
        Ser 95 AMT
        6.38%, 2/01/27..............     4,835      4,838,916
AAA     California HFA MFHR
        (Home Mtg Rev)
        MBIA Ser 91A AMT
        7.20%, 2/01/26..............     3,450      3,583,481
AAA     California HFA MFHR
        (Home Mtg Rev)
        MBIA Ser 91C AMT
        7.00%, 8/01/23..............     1,475      1,520,474
AAA     California HFA SFHR
        (Home Mtg Rev)
        MBIA Ser 97I AMT
        5.75%, 2/01/29..............    14,075     13,460,626
A+      California HFA MFHR
        (Multi-Unit Rental Hsg)
        Ser 92A AMT
        6.50%, 2/01/14..............     4,865      4,992,706
AAA     California HFA SFMR
        (Home Mtg Rev)
        AMBAC Ser 96H AMT
        6.20%, 2/01/27..............     8,000      8,025,840
AA-     California HFA SFMR
        (Home Mtg Rev)
        Ser 91G AMT
        7.05%, 8/01/27..............     3,030      3,091,509
AA-     California HFA SFMR
        (Home Mtg Rev)
        Ser 94E AMT
        6.70%, 8/01/25..............     7,335      7,515,441
AA-     California HFA SFMR
        (Home Mtg Rev)
        Ser 94H AMT
        7.50%, 8/01/25..............     1,155      1,176,760
AAA     California HFA SFMR
        (Home Mtg Rev)
        Ser 95A-2 AMT
        6.45%, 8/01/25..............    12,160     12,339,968
AA      California HFA SFMR
        (Home Mtg Rev)
        Ser 99A-2 AMT
        5.25%, 8/01/26..............     7,550      6,708,100
AAA     California HFA SFMR
        (Home Mtg Rev)
        Ser R AMT
        6.15%, 8/01/27..............     3,285      3,287,004
AAA     California HFA SFMR
        (Mtg Rev)
        Ser 97M AMT
        5.60%, 8/01/29..............     4,350      4,024,707
A       California Poll Ctl Fin Auth
        (Tracy Material Recovery)
        Ser 99A ACA AMT
        5.70%, 8/01/14..............     3,670      3,605,078
BB-     California Poll Ctl Fin Auth
        PCR (Keller Canyon/
        Browning-Ferris Ind)
        Ser 92 AMT
        6.88%, 11/01/27.............     5,000      5,005,200
AA-     California Poll Ctl Fin Auth
        PCR (Pacific Gas & Elec)
        Ser 93A AMT
        5.88%, 6/01/23..............    45,345     44,520,174
AA-     California Poll Ctl Fin Auth
        PCR (Pacific Gas & Elec)
        Ser 93B AMT
        5.85%, 12/01/23.............    56,000     54,794,320
A+      California Poll Ctl Fin Auth
        PCR (San Diego Gas & Elec)
        Ser 93A AMT
        5.85%, 6/01/21 .............    32,335     31,865,819
AAA     California Poll Ctl Fin Auth
        PCR (So Calif Edison)
        MBIA Ser 99C AMT
        5.55%, 9/01/31..............     7,950      7,369,730
A+      California Poll Ctl Fin Auth
        PCR (So Calif Edison)
        Ser 92B AMT
        6.40%, 12/01/24.............    36,030     37,816,367

CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
=============================================================
AAA     California Rural MFA SFMR
        (Mtg Rev)
        GNMA FNMA
        Ser 99A AMT
        5.40%, 12/01/30.............   $ 5,000   $  4,514,600
NR      California Statewide Comm
        Dev Auth
        (San Diego Space & Science)
        Ser 96
        7.50%, 12/01/16.............     3,410      3,709,296
NR      California Statewide Comm
        Dev Auth
        (Sonoma Cntry Day Schl)
        Ser 99
        6.00%, 1/01/29 .............    14,000     13,036,660
BB+     California Statewide Comm
        Dev Auth
        (United Airlines)
        Ser 97 AMT
        5.63%, 10/01/34 ............    26,000     22,873,500
AAA     California Statewide Comm
        Dev Auth MFHR
        (Santa Paula
        VLG Apt) FNMA
        Ser 98D AMT
        5.43%, 5/01/28..............     2,090      1,915,004
NR      Capistrano Sch Dist
        Comm Fac 98-1(Ladera)
        Ser 99
        5.30%, 9/01/11..............     1,800      1,669,734
NR      Capistrano Sch Dist
        Comm Fac 98-2 (Ladera)
        Ser 99
        5.70%, 9/01/20..............     9,500      8,568,335
NR      Chino Comm
        Fac Dist 99-1
        (Spectrum West)
        6.35%, 9/01/29..............     3,000      2,929,110
A+      Chula Vista
        (San Diego Gas & Elec)
        Ser 92A AMT
        6.40%, 12/01/27.............    28,240     29,599,191
Aaa     Contra Costa Cnty MFHR
        (Byron Park Proj)
        GNMA Ser 93C AMT
        6.40%, 1/20/31 (b)..........    11,860     12,145,470
NR      Encinitas Comm
        Fac Dist 1
        (Encinitas Ranch)
        Ser 98A
        4.80%, 9/01/03 .............     1,675      1,653,661
        6.00%, 9/01/30 .............    21,170     19,845,816
NR      Encinitas Rec Rev
        (Encinitas Ranch Golf
        Course)
        Ser 96A
        7.75%, 9/01/26..............    10,660     11,478,795
NR      Fontana Comm
        Fac Dist 11
        Ser 99A
        6.50%, 9/01/27..............     2,350      2,254,261
NR      Fontana Comm
        Fac Dist 3
        (Hunters Ridge)
        Ser 90A Pre-refunded
        8.70%, 10/01/00.............     8,000      8,505,680
AAA     Fremont FHA MFHR
        (Regency Sq Apts)
        Ser 86A AMT
        7.75%, 11/01/28 ............     1,500      1,583,610
AAA     Garden Grove MFHR
        (Tudor Grove)
        GNMA Collat AMT
        7.25%, 5/20/32 .............     7,095      7,077,901
AA-     Long Beach
        (Harbor Rev)
        Ser 93 AMT
        5.13%, 5/15/18 .............    17,325     15,500,158
AAA     Los Angeles Cnty Arpt
        (Ontario Int'l Arpt)
        FGIC Ser 96A AMT
        6.00%, 5/15/22 .............    12,780     12,686,067
NR      Los Angeles Cnty Comm
        Fac Dist 4 (Calabasas Area)
        Ser 92A Pre-refunded
        7.65%, 9/01/01..............     2,500      2,702,350
BB      Los Angeles Comm Redev
        MFHR (Grand Ctrl Proj)
        Ser 93A AMT
        5.85%, 12/01/26.............     4,030      3,702,845
AAA     Los Angeles Harbor Rev
        MBIA Ser 96B AMT
        6.20%, 8/01/25..............    10,000     10,215,200
AA      Los Angeles Harbor Rev
        Ser 95B AMT
        6.63%, 8/01/25..............    24,000     25,259,760

                                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
=============================================================
AA      Los Angeles Harbor Rev
        Ser 96B AMT
        5.38%, 11/01/23.............   $13,250   $ 12,063,065
AAA     Mojave Wtr Agy
        Imp Dist M
        (Morongo Basin Pipeline)
        FGIC Ser 96
        5.80%, 9/01/22..............     5,000      4,955,800
AAA     North Calif Trans Agy
        Elec Rev
        (Calif-Oregon Trans)
        MBIA Ser 93A
        7.34%, 4/29/24..............     9,250      8,048,147
NR      Novato Comm
        Fac Dist 94-1
        (Hamilton Field)
        ETM Ser 95
        7.38%, 9/01/25..............    12,400     13,244,316
AAA     Orange Cnty Arpt Rev
        (John Wayne Int'l)
        MBIA Ser 93 AMT
        5.50%, 7/01/18..............     4,500      4,287,825
NR      Orange Cnty Comm
        Fac Dist 87-2
        (Portola Hills)
        Ser 91A Pre-refunded
        9.30%, 8/15/01..............     8,750      9,683,362
NR      Orange Cnty Comm
        Fac Dist 92-1
        (Las Flores/Capistrano USD)
        Ser 97 Pre-refunded
        7.10%, 9/01/07..............     3,200      3,597,856
BBB-    Orange Cnty Sr Lien
        Foothill/Eastern Corridor
        ETM Ser 95A
        Zero coupon, 1/01/25........    15,000      3,323,550
        Zero coupon, 1/01/27........    10,000      1,945,000
        Zero coupon, 1/01/28........    10,000      1,831,200
AAA     Orange Cnty Sr Lien
        San Joaquin Hills
        Trans Corridor
        ETM Ser 93
        Zero coupon, 1/01/17........    16,000      5,898,720
        Zero coupon, 1/01/19........    20,000      6,442,800
        Zero coupon, 1/01/20........    20,000      5,990,400
        Zero coupon, 1/01/21........    20,000      5,642,600
        Zero coupon, 1/01/23........    35,000      8,781,500
        Zero coupon, 1/01/25........    18,100      4,010,417
        7.00%, 1/01/30..............    13,400     14,696,182
AAA     Palm Springs COP
        ETM Ser 91B
        Zero coupon, 4/15/21........    35,525      9,628,341
AAA     Palm Springs Fin Auth
        Arpt Rev
        (Palm Springs
        Regional Arpt)
        MBIA
        Ser 92 AMT
        6.00%, 1/01/22..............     6,860      6,851,013
A-      Placer Cnty Res Rec
        (Wtrn Placer Wst Mgmt)
        Ser 94 AMT
        6.75%, 7/01/14..............     5,800      6,019,240
AAA     Port of Oakland
        MBIA
        Ser 92E AMT
        6.40%, 11/01/22.............    23,370     24,319,056
        6.50%, 11/01/16.............     8,000      8,376,720
BBB+    Port of Oakland Spec Fac
        (Mitsui OSK Lines)
        Ser 92A AMT
        6.80%, 1/01/19..............     3,700      3,863,466
NR      Riverside Cnty Asses
        Dist 161
        (Winchester Prop)
        Ser 94C
        10.00%, 9/02/14.............     5,035      5,402,102
NR      Roseville Comm
        Fac Dist 1
        (No Central Roseville)
        Ser 99
        5.00%, 9/01/04..............     1,015      1,000,831
        5.10%, 9/01/05..............     2,590      2,542,525
        5.80%, 9/01/17..............    15,250     14,643,507
AAA     Sacramento Cnty Arpt
        Sys Rev
        FGIC Ser 92A AMT
        Pre-refunded
        6.00%, 7/01/02..............     7,045      7,401,900
        FGIC Ser 92A AMT
        6.00%, 7/01/20..............     4,705      4,708,340
AAA     Sacramento Cnty Arpt
        Sys Rev
        MBIA Ser 96A AMT
        5.90%, 7/01/24..............     5,050      4,965,817

CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
=============================================================
NR      Sacramento Comm
        Fac Dist 97-01
        (No Natomas Proj)
        Ser 97A
        6.70%, 9/01/17..............   $ 6,615   $  6,792,216
        6.75%, 9/01/27..............     9,370      9,620,554
NR      Sacramento Con Ctr Hotel
        (Sheraton Grand)
        Ser 99A
        6.25%, 1/01/30..............    12,000     11,347,440
NR      Sacramento City &
        Cnty Comm
        Fac Dist4
        (No Natomas Proj)
        Ser 99A
        5.70%, 9/01/23..............     6,215      5,750,304
AAA     San Bernardino Cnty
        Solid Waste
        (Inland Empire)
        FSA Ser 96B AMT
        6.00%, 8/01/16..............     2,500      2,538,775
NR      San Clemente
        Assessment Dist 98-1
        Ser 99
        6.05%, 9/02/28..............     4,000      3,806,320
AAA     San Diego HFA
        MFHR Rental Housing Rev
        Ser 98C AMT
        5.25%, 1/20/40..............     6,380      5,673,415
AAA     San Francisco City & Cnty
        Int'l Arpt
        AMBAC Ser 94 II-6 AMT
        6.60%, 5/01/24..............     5,000      5,298,850
AAA     San Francisco City & Cnty
        Int'l Arpt
        FGIC Ser 94 II-5 AMT
        6.50%, 5/01/24..............    11,000     11,544,940
AAA     San Francisco City & Cnty
        Int'l Arpt
        FGIC Ser 96-II AMT
        6.25%, 5/01/26..............     7,000      7,138,110
AAA     San Francisco City & Cnty
        Int'l Arpt
        MBIA Ser 10A AMT
        5.70%, 5/01/26 .............     9,385      8,977,785
AAA     San Francisco City & Cnty
        Int'l Arpt
        MBIA Ser 93 AMT
        6.10%, 5/01/13 .............     2,650      2,746,089
AAA     San Francisco City & Cnty
        Int'l Arpt
        MBIA Ser 93-3 AMT
        Pre-refunded
        6.20%, 5/01/03..............     8,920      9,575,977
AAA     San Francisco City & Cnty
        Int'l Arpt
        MBIA Ser 93 AMT
        Pre-refunded
        6.10%, 5/01/03..............     4,240      4,538,241
        MBIA Ser 93 AMT
        6.20%, 5/01/20..............     5,580      5,715,315
AAA     San Jose Arpt Rev
        (San Jose Arpt)
        FGIC Ser 93 AMT
        5.70%, 3/01/18..............     8,825      8,696,067
NR      Santa Margarita Wtr
        Fac Dist 99-1
        Ser 99
        6.25%, 9/01/29..............    27,545     26,569,632
AAA     So Calif HFA
        SFMR GNMA/FNMA
        Ser 91B AMT
        6.90%, 10/01/24.............     1,290      1,323,992
AAA     So Calif HFA
        SFMR GNMA/FNMA
        Ser 92A AMT
        6.75%, 9/01/22..............     1,110      1,130,679
NR      Stockton
        (West 8th St Proj)
        Ser 99
        6.30%, 9/02/21..............     4,200      4,091,766
BBB+    Westminster Redev Agy
        MFHR
        (Rose Garden Apt)
        Ser 93A AMT
        6.75%, 8/01/24..............     4,300      4,369,316
NR      Winchester Hills Comm
        Fac Dist 98-1
        (Winchester Hills)
        Ser 98A
        6.30%, 9/01/18..............     4,555      4,437,071
        6.38%, 9/01/28..............     6,700      6,514,343
AAA     Yolo Cnty Hsg Auth
        MFHR
        (Waggener
        Ranch Apts)
        FHA Ser 91 AMT
        7.00%, 10/01/33.............     9,000      9,509,490
                                                 ------------
                                                  901,880,444
                                                 ------------

                                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        MASSACHUSETTS - 1.9%
AAA     Massachusetts Port Auth
        (Boston fuel Corp)
        MBIA Ser 97 AMT
        6.00%, 7/01/36..............   $20,960   $ 20,353,837
                                                 ------------
        NEW YORK - 2.5%
Aa2     New York Mtg Agy
        SFMR (Homeowner Mort)
        Ser 84 AMT
        5.95%, 4/01/30 (b)..........    28,035     27,116,293
                                                 ------------
        PENNSYLVANIA - 1.2%
AA+     Pennsylvania HFA
        SFMR (Home Mtg)
        Ser 99-67A
        5.90%, 10/01/30.............    13,300     12,806,038
                                                 ------------
        PUERTO RICO - 2.3%
AAA     Puerto Rico HFC
        SFMR (Home Mtg Rev)
        GNMA Ser 98A AMT
        5.20%, 12/01/32.............    22,040     19,232,545
BBB-    Puerto Rico Port Auth
        (American Airlines)
        Series 96A AMT
        6.25%, 6/01/26..............     5,475      5,349,896
                                                 ------------
                                                   24,582,441
                                                 ------------
        TOTAL LONG TERM
        MUNICIPAL BONDS
           (cost $962,786,542)......              986,739,053
                                                 ------------
        SHORT TERM
        MUNICIPAL NOTES (d) - 4.8%
        CALIFORNIA - 4.8%
NR      Auburn IDR
        (Coherent Inc Proj)
        Ser 88 AMT VRDN
        4.90%, 10/01/08.............     1,600      1,600,000
A-1+    Calif Statewide IDR
        (Pasco Proj)
        Ser 94B AMT VRDN
        3.55%, 12/01/14.............     2,295      2,295,000
A-1+    California IDR
        (APM Inc Proj)
        Ser 94A AMT VRDN
        3.55%, 6/01/04..............       750        750,000
A-1+    California IDR
        (DV Industries Inc Proj)
        Ser 94A AMT VRDN
        3.55%, 8/01/19..............     1,450      1,450,000
A-1+    California IDR
        (Johnson Proj)
        Ser 95E AMT VRDN
        3.55%, 11/01/20.............     1,600      1,600,000
A-1+    California IDR
        (Merrill Packaging Proj)
        Ser 93 AMT VRDN
        3.55%, 12/01/18.............     1,510      1,510,000
A-1+    California IDR
        (Packaging Innovators Corp)
        Ser 94A AMT VRDN
        3.55%, 6/01/19..............     2,675      2,675,000
A-1+    California IDR
        (Sunclipse Union City Proj)
        Ser 89 VRDN
        3.55%, 9/01/04..............     2,135      2,135,000
A-1+    California IDR
        (Watt Four, LLC)
        Ser 97 AMT VRDN
        3.55%, 5/01/22..............     2,630      2,630,000
A-1     California Poll Ctl
        Fin Auth PCR
        (Wadham Energy Proj)
        Ser 87A ATM VRDN
        3.90%, 11/01/17.............     5,475      5,475,000
A-1     California Poll Ctl
        Fin Auth PCR
        (Wadham Energy Proj)
        Series 87C AMT VRDN
        3.90%, 11/01/17.............     4,700      4,700,000
A-1+    California Poll Ctl
        Fin Auth
        Solid Waste Rev
        (Nummi Mfg)
        Ser 98A AMT VRDN
        3.20%, 4/01/18..............     9,015      9,015,000
VMIG-1  California Statewide
        Dev Auth Indl Dev
        (Karcher Property)
        Ser 94C AMT VRDN
        3.55%, 12/01/19.............     2,000      2,000,000
A-1     Chula Vista
        (San Diego Gas & Elec)
        Ser 96B AMT VRDN
        3.80%, 12/01/21.............     1,500      1,500,000
A-1+    San Bernardino IDR
        (NRI Inc Proj)
        Ser 89 AMT VRDN
        3.55%, 5/01/09..............     1,425      1,425,000

CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
A-2     Santa Cruz Cnty HFA
        MFHR
        (Paloma Del Mar Apts)
        Ser 92A AMT VRDN
        5.00%, 6/01/22..............   $ 7,700 $    7,700,000
A-1+    Santa Cruz Cnty IDR
        Wilson Entities Ltd)
        Ser 93 AMT VRDN
        2.60%, 11/01/18.............     2,505      2,505,000
                                               --------------
        TOTAL SHORT TERM
        MUNICIPAL NOTES
           (cost $50,965,000).......               50,965,000
                                               --------------

        TOTAL INVESTMENTS - 97.1%
           (cost $1,013,751,542)....           $1,037,704,053
        Other assets less
          liabilities - 2.9% .......               30,842,527
                                               --------------
        NET ASSETS - 100%...........           $1,068,546,580
                                               ==============

--------------------------------------------------------------------------------

See footnote summary on page 28.

See Glossary of Terms on page 28.

See notes to financial statements.

INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999                                  Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
        CALIFORNIA MUNICIPAL BONDS - 98.4%
AAA     Alhambra COP
        Assess Dist 91-1 (Police Fac)
        AMBAC Ser 92
        6.75%, 9/01/23..............   $ 5,000   $  5,252,750
AAA     Brea Pub Fin Auth
        Tax Alloc Redev (Proj B)
        MBIA Ser 91A
        7.00%, 8/01/15..............     1,470      1,552,202
AAA     California HFA MFHR
        (Home Mtg Rev)
        AMBAC Ser 95A
        6.25%, 2/01/37..............     5,000      5,089,550
AAA     Castaic Lake Wtr Agy
        (Wtr Sys Proj)
        AMBAC Ser 99
        Zero coupon, 8/01/28........    10,445      1,800,823
        Zero coupon, 8/01/29........    10,445      1,693,970
AAA     Coronado Comm Dev Proj
        Tax Alloc FSA Ser 96
        6.00%, 9/01/26..............     8,700      8,764,293
AAA     Encinitas Comm
        Fac Dist 1
        (Encinitas Ranch)
        Ser 95A Pre-refunded
        7.38%, 9/01/05..............     4,600      5,265,850
AAA     Fontana Pub Fin Auth
        Tax Alloc (No Fontana)
        MBIA Ser 93A
        5.63%, 9/01/24..............     8,805      8,501,756
AAA     Glendale Hlth Fac Rev
        (Glendale Mem Hosp)
        CONNIE LEE
        ETM Ser 95A
        5.60%, 11/15/25.............     2,000      1,910,420
AAA     La Mirada Redev Agy
        Tax Alloc
        (Commercial Redev)
        FSA Ser 95B
        5.90%, 8/15/24..............     5,000      5,002,550
Aa      Lancaster Redev Agy
        MFHR (High Valley Apts)
        FHA Ser 96A
        6.00%, 6/01/27 (b)..........     4,170      4,177,298
AAA     Los Angeles Cnty
        Metro Trans Auth
        MBIA Ser 93A
        5.63%, 7/01/18..............     3,000      2,947,080
AAA     Los Angeles Cnty Comm Redev
        Tax Alloc (Bunker Hill Proj)
        FSA Ser 93H
        5.60%, 12/01/28 ............     9,000      8,626,230
AAA     Los Angeles Cnty Trans
        Comm
        FGIC Ser 91B
        6.50%, 7/01/15 .............     5,000      5,219,650
AAA     Madera Cnty COP
        Hosp Rev (Valley Children's
        Hosp)
        MBIA Ser 95 Pre-refunded
        6.13%, 3/15/05..............     4,000      4,365,600
AAA     Mojave Wtr Agy Imp Dist M
        (Morongo Basin Pipeline)
        FGIC Ser 96
        5.80%, 9/01/22..............     5,000      4,955,800
AAA     Orange Cnty
        (Saddleback Valley)
        FSA Ser 95A
        5.65%, 9/01/17..............     2,000      1,982,100
AAA     Orange Cnty Recovery
        MBIA Ser 96A
        6.00%, 7/01/26 .............     3,000      3,021,840
AAA     Orange Cnty Sr Lien
        Foothill/Eastern Corr Agy
        ETM Ser 95A
        Zero coupon, 1/01/24........    10,255      2,418,129
        Zero coupon, 1/01/30........    27,935      4,534,409
AAA     Rancho Wtr Dist Fin Auth
        AMBAC Ser 91 Pre-refunded
        9.27%, 9/11/01..............     3,000      3,354,540
AAA     Redding COP
        Elec Sys Rev
        MBIA Ser 92
        9.12%, 7/01/22 (c)..........     2,000      2,235,120
NR      Riverside Comm
        Fac Dist 90-1
        (Highlander Proj)
        Ser 91A
        8.50%, 9/01/15..............     2,000      2,136,060
AAA     Sacramento Cnty Arpt
        Sys Rev
        MBIA Ser 96B Pre-refunded
        5.75%, 7/01/06 .............     3,260      3,517,018
AAA     Sacramento Muni Util Dist
        Elec Rev
        MBIA Ser 93E
        5.75%, 5/15/22..............     5,000      4,925,400

INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (continued)              Alliance Municipal Income Fund
================================================================================

Standard &                           Principal
Poor's                                Amount
Ratings (a)                            (000)            Value
-------------------------------------------------------------
AAA     San Bernardino Cnty Redev
        (Ontario Proj 1)
        ETM MBIA Ser 93
        5.80%, 8/01/23..............   $10,000   $ 10,238,900
AAA     San Bernardino Cnty
        Redev Agy
        Tax Alloc (Joint Pwr Fin)
        FSA Ser 95A
        5.75%, 10/01/25.............     5,000      4,907,250
AAA     San Francisco City & Cnty
        Int'l Arpt
        MBIA Ser 93 II-4
        6.00%, 5/01/14..............     4,095      4,241,929
A       San Francisco Univ Ed Fac
        (Student Hsg Rev)
        ACA Ser 99
        5.25%, 7/01/32..............    18,000     15,548,760
AAA     Shasta Lake
        Elec Sys Rev FSA
        Ser 96-2
        6.00%, 4/01/16..............     2,895      2,967,809
AAA     So Tahoe Joint Pwr Fin Auth
        CAP MAC Ser 95A
        5.75%, 10/01/25.............     4,500      4,416,525
AAA     Univ of California Regents
        (UCLA Med Ctr)
        MBIA Ser 94
        5.50%, 12/01/20 ............     1,685      1,606,159
                                                 ------------
        TOTAL INVESTMENTS - 98.4%
           (cost $144,341,034)......              147,177,770
        Other assets less
          liabilities - 1.6% .......                2,376,370
                                                 ------------
        NET ASSETS - 100%...........             $149,554,140
                                                 ============

--------------------------------------------------------------------------------

(a)   Unaudited.

(b)   Moody's or Fitch Rating (unaudited).

(c) Inverse floater security - security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

      Glossary of Terms:

      ACA             American Capital Access Financial Guaranty Corporation
      AMBAC           American Municipal Bond Assurance Corporation
      AMT             Alternative Minimum Tax
      CAP MAC         Capital Markets Assurance Corporation
      CONNIE LEE      Connie Lee Insurance Company
      COP             Certificate of Participation
      ETM             Escrow to Maturity
      FGIC            Financial Guaranty Insurance Company
      FHA             Federal Housing Administration
      FHLMC           Federal Home Loan Mortgage Corp
      FNMA            Federal National Mortgage Association
      FSA             Financial Security Assurance Inc.
      GNMA            Government National Mortgage Association
      GO              General Obligation
      HDA             Housing Development Authority
      HFA             Housing Finance Authority
      HFC             Home Finance Corporation
      IDA             Industrial Development Authority
      IDR             Industrial Development Revenue
      MBIA            Municipal Bond Investors Assurance
      MFA             Mortgage Finance Authority
      MFHR            Multi-Family Housing Revenue
      NR              Rating not applied for
      PCR             Pollution Control Revenue
      SFMR            Single Family Mortgage Revenue

      See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1999                                  Alliance Municipal Income Fund
================================================================================

                                                                      Insured                                           Insured
                                                      National        National       New York         California       California
                                                    ------------    ------------   ------------     --------------    ------------
ASSETS
   Investments in securities, at value
      (cost: $691,829,454; $217,513,261;
      $388,026,129; $1,013,751,542 and
      $144,341,034, respectively) ...............   $686,465,540    $216,183,122   $389,258,924     $1,037,704,053    $147,177,770
   Cash..........................................             -0-      1,181,865        764,430            480,062         194,612
   Interest receivable...........................     11,904,945       3,394,581      6,031,324         18,558,567       2,382,941
   Receivable for capital stock sold.............      7,036,509       2,667,187      3,593,372          7,958,205         878,775
   Receivable for investment securities sold.....      1,127,814       2,679,541        372,908         18,846,840              -0-
                                                    ------------    ------------   ------------     --------------    ------------
   Total assets..................................    706,534,808     226,106,296    400,020,958      1,083,547,727     150,634,098
                                                    ------------    ------------   ------------     --------------    ------------
LIABILITIES
   Due to custodian..............................        324,485              -0-            -0-                -0-             -0-
   Payable for investment securities purchased...     26,138,253       2,213,961             -0-         3,904,561              -0-
   Payable for capital stock redeemed............      6,669,658       2,540,840      4,780,933          8,526,480         627,406
   Dividends payable ............................      1,033,185         293,747        604,840          1,577,788         180,010
   Distribution fee payable......................        338,108          89,872        196,965            505,413          61,053
   Advisory fee payable..........................        115,597          95,034         49,904            274,151          70,188
   Unclaimed dividends...........................         78,007              -0-            -0-            90,989          90,989
   Accrued expenses..............................         85,668          37,604         64,919            121,765          50,312
                                                    ------------    ------------   ------------     --------------    ------------
   Total liabilities.............................     34,782,961       5,271,058      5,697,561         15,001,147       1,079,958
                                                    ------------    ------------   ------------     --------------    ------------
NET ASSETS.......................................   $671,751,847    $220,835,238   $394,323,397     $1,068,546,580    $149,554,140
                                                    ============    ============   ============     ==============    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par.........................   $     67,108    $     23,676    $    41,713     $      100,964    $     11,411
   Additional paid-in capital....................    709,373,695     232,448,742    403,373,391      1,072,863,860     150,919,614
   Distributions in excess of net investment
      income.....................................     (1,033,185)       (293,747)      (604,840)        (1,577,788)        (67,665)
   Accumulated net realized loss on
      investment transactions....................    (31,290,937)    (10,013,294)    (9,719,662)       (26,792,967)     (4,145,956)
   Net unrealized appreciation (depreciation)
      of investments.............................     (5,364,834)     (1,330,139)     1,232,795         23,952,511       2,836,736
                                                    ------------    ------------   ------------     --------------    ------------
                                                    $671,751,847    $220,835,238   $394,323,397     $1,068,546,580    $149,554,140
                                                    ============    ============   ============     ==============    ============
   Class A Shares
   Net assets....................................   $402,922,170    $168,571,546   $234,835,219     $  684,403,255    $111,535,451
                                                    ============    ============   ============     ==============    ============
   Shares of capital stock outstanding...........     40,229,105      18,065,329     24,839,812         64,660,148       8,510,750
                                                    ============    ============   ============     ==============    ============
   Class B Shares
   Net assets....................................   $157,090,148    $ 32,585,168   $111,283,440     $  224,924,226    $ 21,627,704
                                                    ============    ============   ============     ==============    ============
   Shares of capital stock outstanding...........     15,707,147       3,498,379     11,774,538         21,256,860       1,650,085
                                                    ============    ============   ============     ==============    ============
   Class C Shares
   Net assets....................................   $111,739,529    $ 19,678,524    $48,204,738     $  159,219,099    $ 16,390,985
                                                    ============    ============   ============     ==============    ============
   Shares of capital stock outstanding...........     11,171,754       2,111,833      5,098,486         15,047,147       1,250,331
                                                    ============    ============   ============     ==============    ============

Statements Of Assets And Liabilities (cont.)      Alliance Municipal Income Fund
================================================================================

                                                                      Insured                                           Insured
                                                      National        National       New York         California       California
                                                    ------------    ------------   ------------     --------------    ------------
CALCULATION OF MAXIMUM
OFFERING PRICE
   Class A Shares
   Net asset value and redemption price
      per share..................................         $10.02           $9.33          $9.45             $10.58          $13.11
   Sales charge -- 4.25% of public offering
      price......................................            .44             .41            .42                .47             .58
                                                          ------           -----          -----             ------          ------
   Maximum offering price........................         $10.46           $9.74          $9.87             $11.05          $13.69
                                                          ======           =====          =====             ======          ======
   Class B Shares
   Net asset value and offering price per
      share......................................         $10.00           $9.31          $9.45             $10.58          $13.11
                                                          ======           =====          =====             ======          ======
   Class C Shares
   Net asset value and offering price per
      share......................................         $10.00           $9.32          $9.45             $10.58          $13.11
                                                          ======           =====          =====             ======          ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENTS OF OPERATIONS
Year Ended October 31, 1999                       Alliance Municipal Income Fund
================================================================================

                                                                         Insured                                        Insured
                                                          National       National        New York      California      California
                                                        ------------   ------------    ------------   ------------    ------------
INVESTMENT INCOME
   Interest.........................................    $ 38,407,090   $ 12,715,851    $ 22,293,746   $ 56,332,469    $  8,969,894
                                                        ------------   ------------    ------------   ------------    ------------
EXPENSES
   Advisory fee ....................................       4,354,805      1,462,721       2,434,115      6,312,842         875,130
   Distribution fee - Class A.......................       1,178,257        524,176         660,634      1,903,085         346,078
   Distribution fee - Class B.......................       1,893,298        454,104       1,196,573      2,281,628         267,312
   Distribution fee - Class C.......................       1,146,865        224,087         495,897      1,475,303         170,241
   Transfer agency..................................         546,831        146,561         288,060        472,038          73,518
   Custodian........................................         178,455        100,070         122,587        213,208          83,765
   Registration.....................................         100,181         35,648          13,440         35,747           3,880
   Administrative...................................          92,000         92,000          92,000         92,000          92,000
   Printing.........................................          86,009         24,616          39,144         93,495          15,918
   Audit and legal..................................          67,713         35,194          48,762         76,996          33,149
   Taxes............................................          51,068         20,948          28,205         66,980          13,324
   Directors' fees..................................           6,151          6,151           6,151          6,151           6,151
   Miscellaneous....................................          26,912         13,652          11,403         32,653           3,737
                                                        ------------   ------------    ------------   ------------    ------------
   Total expenses...................................       9,728,545      3,139,928       5,436,971     13,062,126       1,984,203
                                                        ------------   ------------    ------------   ------------    ------------
   Less: advisory fee waived (see note B)...........      (2,961,268)      (250,000)     (1,849,928)    (3,282,677)             -0-
                                                        ------------   ------------    ------------   ------------    ------------
   Net expenses.....................................       6,767,277      2,889,928       3,587,043      9,779,449       1,984,203
                                                        ------------   ------------    ------------   ------------    ------------
   Net investment income ...........................      31,639,813      9,825,923      18,706,703     46,553,020       6,985,691
                                                        ------------   ------------    ------------   ------------    ------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
   Net realized loss on investment transactions.....     (31,290,937)   (10,013,294)     (8,256,144)   (20,431,904)     (3,924,423)
   Net change in unrealized appreciation/depreciation
      of investments................................     (31,236,200)   (12,859,783)    (25,161,193)   (49,987,983)     (9,384,578)
                                                        ------------   ------------    ------------   ------------    ------------
   Net loss on investments..........................     (62,527,137)   (22,873,077)    (33,417,337)   (70,419,887)    (13,309,001)
                                                        ------------   ------------    ------------   ------------    ------------
NET DECREASE IN NET ASSETS FROM
OPERATIONS .........................................    $(30,887,324)  $(13,047,154)   $(14,710,634)  $(23,866,867)   $ (6,323,310)
                                                        ============   ============    ============   ============    ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS               Alliance Municipal Income Fund
================================================================================

                                                             National                                Insured National
                                            -----------------------------------------    -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                              October 31, 1999      October 31, 1998      October 31, 1999      October 31, 1998
                                            -------------------   -------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
   Net investment income................          $ 31,639,813          $ 29,641,197           $  9,825,923          $  9,694,579
   Net realized gain (loss) on
      investment transactions...........           (31,290,937)           11,054,812            (10,013,294)            6,650,920
   Net change in unrealized
      appreciation/depreciation
      of investments....................           (31,236,200)             (660,042)           (12,859,783)             (168,400)
                                                  ------------          ------------           ------------          ------------
   Net increase (decrease) in net
      assets from operations............           (30,887,324)           40,035,967            (13,047,154)           16,177,099
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income
      Class A...........................           (18,867,293)          (17,277,432)            (7,389,653)           (7,331,490)
      Class B...........................            (7,943,915)           (8,200,493)            (1,629,052)           (1,655,195)
      Class C...........................            (4,828,605)           (4,163,272)              (807,218)             (707,894)
   Distributions in excess of net
      investment income
      Class A...........................            (1,721,256)           (1,076,316)              (328,139)             (882,481)
      Class B...........................              (724,721)             (510,858)               (72,338)             (199,233)
      Class C...........................              (440,512)             (259,356)               (35,845)              (85,208)
   Net realized gain on investments
      Class A...........................            (3,219,099)                   -0-            (3,797,073)           (3,321,194)
      Class B...........................            (1,765,332)                   -0-            (1,065,551)             (878,080)
      Class C...........................              (974,028)                   -0-              (476,055)             (370,918)
CAPITAL STOCK
TRANSACTIONS
   Net increase (decrease)..............            72,852,855            51,860,472               (261,978)           13,768,898
                                                  ------------          ------------           ------------          ------------
   Total increase (decrease)............             1,480,770            60,408,712            (28,910,056)           14,514,304
NET ASSETS
   Beginning of year....................           670,271,077           609,862,365            249,745,294           235,230,990
                                                  ------------          ------------           ------------          ------------
   End of year..........................          $671,751,847          $670,271,077           $220,835,238          $249,745,294
                                                  ============          ============           ============          ============

--------------------------------------------------------------------------------

See notes to financial statements.

                                                  Alliance Municipal Income Fund
================================================================================

                                                                                                         New York
                                                                                         -----------------------------------------
                                                                                             Year Ended            Year Ended
                                                                                          October 31, 1999      October 31, 1998
                                                                                         -------------------   -------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
   Net investment income............................................................           $ 18,706,703          $ 15,989,493
   Net realized gain (loss) on investment
      transactions..................................................................             (8,256,144)            2,109,069
   Net change in unrealized
      appreciation of investments...................................................            (25,161,193)            4,593,642
                                                                                               ------------          ------------
   Net increase (decrease) in net assets from
      operations....................................................................            (14,710,634)           22,692,204
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income
      Class A.......................................................................            (11,259,004)           (9,784,034)
      Class B.......................................................................             (5,262,517)           (4,539,871)
      Class C.......................................................................             (2,185,182)           (1,665,588)
   Distributions in excess of net
      investment income
      Class A.......................................................................               (141,491)             (329,150)
      Class B.......................................................................                (66,134)             (152,729)
      Class C.......................................................................                (27,461)              (56,033)
CAPITAL STOCK
TRANSACTIONS
   Net increase.....................................................................             61,469,975            43,586,484
                                                                                               ------------          ------------
   Total increase...................................................................             27,817,552            49,751,283
NET ASSETS
   Beginning of year................................................................            366,505,845           316,754,562
                                                                                               ------------          ------------
   End of year......................................................................           $394,323,397          $366,505,845
                                                                                               ============          ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (cont.)       Alliance Municipal Income Fund
================================================================================

                                                            California                              Insured California
                                            -----------------------------------------    -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                              October 31, 1999      October 31, 1998      October 31, 1999      October 31, 1998
                                            -------------------   -------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
   Net investment income................        $   46,553,020          $ 37,386,117           $  6,985,691          $  6,625,535
   Net realized gain (loss) on
      investment transactions...........           (20,431,904)            6,234,155             (3,924,423)              112,114
   Net change in unrealized.............
      appreciation of investments.......           (49,987,983)           16,056,939             (9,384,578)            4,135,620
                                                --------------          ------------           ------------          ------------
   Net increase (decrease) in net
      assets from operations............           (23,866,867)           59,677,211             (6,323,310)           10,873,269
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income
      Class A...........................           (30,803,448)          (24,897,286)            (5,199,011)           (4,943,558)
      Class B...........................            (9,555,417)           (7,973,937)            (1,008,516)           (1,139,926)
      Class C...........................            (6,194,155)           (4,514,894)              (644,427)             (542,051)
   Distributions in excess of net
      investment income
      Class A...........................            (1,624,504)           (1,151,725)                    -0-             (287,347)
      Class B...........................              (503,931)             (368,867)                    -0-              (66,259)
      Class C...........................              (326,665)             (208,855)                    -0-              (31,507)
CAPITAL STOCK
TRANSACTIONS
   Net increase.........................           258,928,720           134,072,838              3,657,065            10,150,493
                                                --------------          ------------           ------------          ------------
   Total increase (decrease)............           186,053,733           154,634,485             (9,518,199)           14,013,114
NET ASSETS
   Beginning of year....................           882,492,847           727,858,362            159,072,339           145,059,225
                                                --------------          ------------           ------------          ------------
   End of year..........................        $1,068,546,580          $882,492,847           $149,554,140          $159,072,339
                                                ==============          ============           ============          ============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1999                                  Alliance Municipal Income Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Municipal Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio (the "Portfolios"). Each of the State Portfolios are non-diversified. Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund amortizes premiums, accretes original issue discounts and market discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)         Alliance Municipal Income Fund
================================================================================

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, certain portfolios had permanent defferences, primarily due to distributions in excess of net tax-exempt investment income which resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital for those portfolios. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the National, New York and California Portfolios pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provides for a fee at an annual rate of up to .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly.

For the year ended October 31, 1999, the Adviser has agreed to waive part of its advisory fee for the National, Insured National, New York, and California Portfolios. The aggregate amounts of such fee waivers were: $2,961,268, $250,000, $1,849,928 and $3,282,677, respectively. Pursuant to the advisory agreement, the Fund paid $462,686 to the Adviser representing the cost of certain legal and accounting services provided to each portfolio by the Adviser.

Each Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to: National Portfolio, $416,441; Insured National Portfolio, $107,214; New York Portfolio, $214,608; California Portfolio, $358,118 and Insured California Portfolio, $51,600 for the year ended October 31, 1999.

In addition, for the year ended October 31, 1999, the Fund's expenses were reduced by: National Portfolio $28,827; Insured National Portfolio $7,598; New York Portfolio $14,955; California Portfolio $24,716 and Insured California Portfolio, $3,646 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has recieved front-end sales charges for the respective Portfolio's Class A shares for the year ended October 31, 1999 were:
National Portfolio, $118,269; Insured National Portfolio, $19,762; New York Portfolio, $43,246; California Portfolio, $216,070; Insured California, $29,686. The amount of contingent deferred sales charge imposed upon redemptions by shareholders of Class A shares were: National Portfolio, $16,578; New York, $18,246; California Portfolio, $64,334; Insured National, $11,949; Insured California Portfolio, $5,819. The amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares were: National Portfolio, $212,153; Insured National Portfolio, $67,540; New York Portfolio, $122,619; California Portfolio, $258,101; and Insured California Portfolio, $16,686. The amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares were: National Portfolio, $28,468; Insured National Portfolio, $7,642; New York Portfolio, $34,467; California Portfolio, $66,876; and Insured California, $7,659.

                                                  Alliance Municipal Income Fund
================================================================================

NOTE C: Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                           Class B        Class C
---------                          ----------     ----------
National......................     $4,329,603     $3,541,158
Insured National..............      2,447,094      1,193,429
New York......................      4,500,004      1,798,282
California....................      7,426,911      3,575,665
Insured California............      1,854,964        909,433

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended October 31, 1999 were as follows:

Portfolio                        Purchases          Sales
---------                     --------------    --------------
National.................     $2,476,271,975    $2,308,441,468
Insured National.........        688,826,837       629,014,936
New York.................        602,412,891       487,712,313
California...............      1,095,312,691       772,441,188
Insured California.......        176,906,398       145,250,127

There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows:

                                                                                                                       Net
                                                                               Gross Unrealized                    Unrealized
                                                                  ------------------------------------------      Appreciation
                                                  Tax Cost            Appreciation         (Depreciation)        (Depreciation)
                                            -------------------   -------------------    -------------------   -------------------
National................................       $  695,390,013           $ 5,080,216          $(14,004,689)        $(8,924,473)
Insured National........................          218,640,832             1,674,986            (4,132,696)         (2,457,710)
New York................................          389,027,190             6,207,844            (5,976,110)            231,734
California..............................        1,019,713,685            31,542,507           (13,552,139)         17,990,368
Insured California......................          145,245,094             3,424,380            (1,491,704)          1,932,676

NOTE E: Taxes

For Federal income tax purposes at October 31, 1999, the Fund had capital loss carryforwards for the following Portfolios: $27,730,378 expiring in 2007 for the National Portfolio; $8,885,723 expiring in 2007 for the Insured National Portfolio; $1,444,926 expiring in 2003 and $7,273,675 expiring in 2007 for the New York Portfolio; $4,309,001 expiring in 2003, $2,052,062 expiring in 2004 and $14,469,769 expiring in 2007 for the California Portfolio; $221,533 expiring in 2002 and $3,020,363 expiring in 2007 for the Insured California Portfolio.

NOTES TO FINANCIAL STATEMENTS (continued)         Alliance Municipal Income Fund
================================================================================

NOTE F: Capital Stock

There are 3,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                                                                               National Portfolio
                                             ---------------------------------------     -----------------------------------------
                                                              SHARES                                      AMOUNT
                                             ---------------------------------------     -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                                 October 31,           October 31,           October 31,           October 31,
                                                    1999                  1998                  1999                  1998
                                            -------------------   -------------------    -------------------   -------------------
Class A
Shares sold.............................             8,506,866             7,594,850           $ 91,581,471          $ 83,693,512
Shares issued in reinvestment of
   dividends and distributions..........             1,335,920               958,894             14,384,705            10,582,438
Shares converted from Class B...........             5,270,047               899,961             56,148,358             9,934,458
Shares redeemed.........................            (7,742,184)           (6,731,237)           (82,450,186)          (74,127,641)
                                                    ----------            ----------           ------------          ------------
Net increase............................             7,370,649             2,722,468           $ 79,664,348          $ 30,082,767
                                                    ==========            ==========           ============          ============
Class B
Shares sold.............................             5,776,146             4,004,496           $ 62,149,399          $ 44,261,765
Shares issued in reinvestment of
   dividends and distributions..........               652,921               532,635              7,053,644             5,876,000
Shares converted to Class A.............            (5,270,047)             (899,961)           (56,148,358)           (9,934,458)
Shares redeemed.........................            (3,274,019)           (3,238,840)           (35,084,961)          (35,717,016)
                                                    ----------            ----------           ------------          ------------
Net increase (decrease).................            (2,114,999)              398,330           $(22,030,276)         $  4,486,291
                                                    ==========            ==========           ============          ============
Class C
Shares sold.............................             3,122,435             2,677,765           $ 33,601,967          $ 29,579,521
Shares issued in reinvestment of
   dividends and distributions..........               492,277               392,655              5,318,617             4,329,223
Shares redeemed.........................            (2,217,831)           (1,506,893)           (23,701,801)          (16,617,330)
                                                    ----------            ----------           ------------          ------------
Net increase............................             1,396,881             1,563,527           $ 15,218,783          $ 17,291,414
                                                    ==========            ==========           ============          ============

                                                                           Insured National Portfolio
                                             ---------------------------------------     -----------------------------------------
                                                              SHARES                                      AMOUNT
                                             ---------------------------------------     -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                                 October 31,           October 31,           October 31,           October 31,
                                                    1999                  1998                  1999                  1998
                                            -------------------   -------------------    -------------------   -------------------
Class A
Shares sold.............................             1,460,910             1,642,188           $ 14,626,498          $ 17,152,883
Shares issued in reinvestment of
   dividends and distributions..........               735,233               702,615              7,458,642             7,318,564
Shares converted from Class B...........             1,461,900               111,070             14,407,154             1,163,290
Shares redeemed.........................            (2,601,120)           (1,706,766)           (26,087,146)          (17,848,065)
                                                    ----------            ----------           ------------          ------------
Net increase............................             1,056,923               749,107           $ 10,405,148          $  7,786,672
                                                    ==========            ==========           ============          ============

                                                  Alliance Municipal Income Fund
================================================================================

                                              Insured National Portfolio (continued)
                                   ----------------------------    ----------------------------
                                              Shares                          Amount
                                   ----------------------------    ----------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended
                                    October 31,     October 31,     October 31,     October 31,
                                       1999            1998            1999            1998
                                   ------------    ------------    ------------    ------------
Class B
Shares sold ....................      1,130,671       1,034,758    $ 11,487,371    $ 10,829,842
Shares issued in reinvestment of
   dividends and distributions .        203,847         190,011       2,072,901       1,977,801
Shares converted to Class A ....     (1,461,900)       (111,070)    (14,407,154)     (1,163,290)
Shares redeemed ................     (1,010,373)       (817,274)    (10,137,552)     (8,543,696)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) ........     (1,137,755)        296,425    $(10,984,434)   $  3,100,657
                                   ============    ============    ============    ============
Class C
Shares sold ....................        532,822         402,996    $  5,412,387    $  4,220,683
Shares issued in reinvestment of
   dividends and distributions .        118,257         115,304       1,203,366       1,200,682
Shares redeemed ................       (630,452)       (243,043)     (6,298,445)     (2,539,796)
                                   ------------    ------------    ------------    ------------
Net increase ...................         20,627         275,257    $    317,308    $  2,881,569
                                   ============    ============    ============    ============

                                                        New York Portfolio
                                   ----------------------------    ----------------------------
                                              Shares                          Amount
                                   ----------------------------    ----------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended
                                    October 31,     October 31,     October 31,     October 31,
                                       1999            1998            1999            1998
                                   ------------    ------------    ------------    ------------
Class A
Shares sold ....................      6,028,955       4,204,543    $ 59,952,589    $ 43,008,797
Shares issued in reinvestment of
   dividends and distributions .        692,717         610,190       6,951,513       6,244,173
Shares converted from Class B ..      2,262,106          70,171      22,454,536         719,730
Shares redeemed ................     (4,256,586)     (2,761,081)    (42,415,433)    (28,246,100)
                                   ------------    ------------    ------------    ------------
Net increase ...................      4,727,192       2,123,823    $ 46,943,205    $ 21,726,600
                                   ============    ============    ============    ============
Class B
Shares sold ....................      4,452,853       2,973,222    $ 44,805,273    $ 30,435,248
Shares issued in reinvestment of
   dividends and distributions .        369,247         336,709       3,709,916       3,444,476
Shares converted to Class A ....     (2,262,106)        (70,171)    (22,454,536)       (719,730)
Shares redeemed ................     (1,932,939)     (1,605,906)    (19,340,640)    (16,421,860)
                                   ------------    ------------    ------------    ------------
Net increase ...................        627,055       1,633,854    $  6,720,013    $ 16,738,134
                                   ============    ============    ============    ============

NOTES TO FINANCIAL STATEMENTS (continued)         Alliance Municipal Income Fund
================================================================================

                                                    New York Portfolio (continued)
                                   ------------------------------    ------------------------------
                                               Shares                           Amount
                                   ------------------------------    ------------------------------
                                    Year Ended       Year Ended       Year Ended       Year Ended
                                    October 31,      October 31,      October 31,      October 31,
                                       1999             1998             1999             1998
                                   -------------    -------------    -------------    -------------
Class C
Shares sold ....................       1,772,374        1,797,741    $  18,029,331    $  18,408,602
Shares issued in reinvestment of
   dividends and distributions .         179,795          185,639        1,811,071        1,897,746
Shares redeemed ................      (1,199,740)      (1,486,617)     (12,033,645)     (15,184,598)
                                   -------------    -------------    -------------    -------------
Net increase ...................         752,429          496,763    $   7,806,757    $   5,121,750
                                   =============    =============    =============    =============

                                                        California Portfolio
                                   ------------------------------    ------------------------------
                                               Shares                           Amount
                                   ------------------------------    ------------------------------
                                    Year Ended       Year Ended       Year Ended       Year Ended
                                    October 31,      October 31,      October 31,      October 31,
                                       1999             1998             1999             1998
                                   -------------    -------------    -------------    -------------
Class A
Shares sold ....................      19,207,355       10,042,110    $ 214,251,881    $ 112,726,624
Shares issued in reinvestment of
   dividends and distributions .       1,409,134        1,185,228       15,636,654       13,289,149
Shares converted from Class B ..       4,408,895          114,030       48,518,625        1,283,090
Shares redeemed ................      (8,938,147)      (5,372,737)     (98,544,498)     (60,189,528)
                                   -------------    -------------    -------------    -------------
Net increase ...................      16,087,237        5,968,631    $ 179,862,662    $  67,109,335
                                   =============    =============    =============    =============
Class B
Shares sold ....................       9,703,601        5,018,694    $ 107,880,190    $  56,293,953
Shares issued in reinvestment of
   dividends and distributions .         540,254          488,172        6,008,232        5,472,448
Shares converted to Class A ....      (4,408,895)        (114,030)     (48,518,625)      (1,283,090)
Shares redeemed ................      (2,905,493)      (2,159,593)     (32,206,885)     (24,224,615)
                                   -------------    -------------    -------------    -------------
Net increase ...................       2,929,467        3,233,243    $  33,162,912    $  36,258,696
                                   =============    =============    =============    =============
Class C
Shares sold ....................       6,358,649        3,787,068    $  70,880,631    $  42,523,071
Shares issued in reinvestment of
   dividends and distributions .         479,445          411,862        5,335,024        4,614,537
Shares redeemed ................      (2,740,920)      (1,466,724)     (30,312,509)     (16,432,801)
                                   -------------    -------------    -------------    -------------
Net increase ...................       4,097,174        2,732,206    $  45,903,146    $  30,704,807
                                   =============    =============    =============    =============

                                                  Alliance Municipal Income Fund
================================================================================

                                                   Insured California Portfolio
                                   ----------------------------    ----------------------------
                                              Shares                          Amount
                                   ----------------------------    ----------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended
                                    October 31,     October 31,     October 31,     October 31,
                                       1999            1998            1999            1998
                                   ------------    ------------    ------------    ------------
Class A
Shares sold ....................      1,336,511       1,208,098    $ 18,648,962    $ 17,010,840
Shares issued in reinvestment of
   dividends and distributions .        175,146         183,708       2,430,609       2,585,734
Shares converted from Class B ..        395,355          13,557       5,457,034         192,508
Shares redeemed ................     (1,334,892)       (930,895)    (18,418,230)    (13,086,251)
                                   ------------    ------------    ------------    ------------
Net increase ...................        572,120         474,468    $  8,118,375    $  6,702,831
                                   ============    ============    ============    ============

Class B
Shares sold ....................        395,432         439,858    $  5,504,873    $  6,185,442
Shares issued in reinvestment of
   dividends and distributions .         53,821          53,385         752,744         751,134
Shares converted to Class A ....       (395,355)        (13,557)     (5,457,034)       (192,508)
Shares redeemed ................       (506,189)       (392,027)     (7,072,654)     (5,515,049)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) ........       (452,291)         87,659    $ (6,272,071)   $  1,229,019
                                   ============    ============    ============    ============
Class C
Shares sold ....................        369,407         251,196    $  5,117,248    $  3,555,671
Shares issued in reinvestment of
   dividends ...................         39,344          38,215         547,906         537,625
Shares redeemed ................       (282,163)       (133,253)     (3,854,393)     (1,874,653)
                                   ------------    ------------    ------------    ------------
Net increase ...................        126,588         156,158    $  1,810,761    $  2,218,643
                                   ============    ============    ============    ============

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1999.

FINANCIAL HIGHLIGHTS                              Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                National Portfolio
                                                         ----------------------------------------------------------------
                                                                                     Class A
                                                         ----------------------------------------------------------------
                                                                               Year Ended October 31,
                                                         ----------------------------------------------------------------
                                                           1999           1998         1997           1996         1995
                                                         --------       --------     --------       --------     --------
Net asset value, beginning of year ...................   $  11.09       $  10.94     $  10.51       $  10.45     $   9.41
                                                         --------       --------     --------       --------     --------
Income from Investment Operations
Net investment income (a) ............................        .52(b)         .55(b)       .57(b)         .58          .58
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.93)           .18          .44            .06         1.04
                                                         --------       --------     --------       --------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.41)           .73         1.01            .64         1.62
                                                         --------       --------     --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.52)          (.55)        (.58)          (.58)        (.58)
Distributions in excess of net investment income .....       (.04)          (.03)          -0-            -0-          -0-
Distributions from net realized gains ................       (.10)            -0-          -0-            -0-          -0-
                                                         --------       --------     --------       --------     --------
Total dividends and distributions ....................       (.66)          (.58)        (.58)          (.58)        (.58)
                                                         --------       --------     --------       --------     --------
Net asset value, end of year .........................   $  10.02       $  11.09     $  10.94       $  10.51     $  10.45
                                                         ========       ========     ========       ========     ========
Total Return
Total investment return based on net asset value (c) .      (3.93)%         6.82%        9.88%          6.32%       17.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $402,922       $364,429     $329,540       $325,288     $338,311
Ratios to average net assets of:
   Expenses, net of fee waivers ......................        .66%           .66%         .69%           .69%         .71%
   Expenses, before fee waivers ......................       1.12%          1.08%        1.11%          1.10%        1.09%
   Net investment income, net of fee waivers .........       4.86%          4.98%        5.40%          5.55%        5.84%
Portfolio turnover rate ..............................        393%            56%          72%           137%         118%

--------------------------------------------------------------------------------

See footnote summary on page 56.

                                                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                  National Portfolio
                                                         ------------------------------------------------------------------
                                                                                       Class B
                                                         ------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                         ------------------------------------------------------------------
                                                           1999           1998           1997           1996         1995
                                                         --------       --------       --------       --------     --------
Net asset value, beginning of year ...................   $  11.08       $  10.94       $  10.51       $  10.45     $   9.41
                                                         --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income (a) ............................        .44(b)         .46(b)         .50(b)         .51          .51
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.93)           .19            .44            .06         1.04
                                                         --------       --------       --------       --------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.49)           .65            .94            .57         1.55
                                                         --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.44)          (.46)          (.50)          (.51)        (.51)
Distributions in excess of net investment income .....       (.05)          (.05)          (.01)            -0-          -0-
Distributions from net realized gains ................       (.10)            -0-            -0-            -0-          -0-
                                                         --------       --------       --------       --------     --------
Total dividends and distributions ....................       (.59)          (.51)          (.51)          (.51)        (.51)
                                                         --------       --------       --------       --------     --------
Net asset value, end of year .........................   $  10.00       $  11.08       $  10.94       $  10.51     $  10.45
                                                         ========       ========       ========       ========     ========
Total Return
Total investment return based on net asset value (c) .      (4.65)%         6.05%          9.16%          5.61%       16.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $157,090       $197,517       $190,530       $214,994     $252,357
Ratios to average net assets of:
   Expenses, net of fee waivers ......................       1.37%          1.37%          1.40%          1.40%        1.42%
   Expenses, before fee waivers ......................       1.74%          1.79%          1.79%          1.81%        1.80%
   Net investment income, net of fee waivers .........       4.12%          4.28%          4.69%          4.85%        5.13%
Portfolio turnover rate ..............................        393%            56%            72%           137%         118%

--------------------------------------------------------------------------------

See footnote summary on page 56.

FINANCIAL HIGHLIGHTS (continued)                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                 National Portfolio
                                                         ----------------------------------------------------------------
                                                                                       Class C
                                                         ----------------------------------------------------------------
                                                                               Year Ended October 31,
                                                         ----------------------------------------------------------------
                                                           1999           1998           1997          1996        1995
                                                         --------       --------       -------       -------     --------
Net asset value, beginning of year ...................   $  11.08       $  10.94       $ 10.51       $ 10.45     $   9.41
                                                         --------       --------       -------       -------     --------
Income From Investment Operations
Net investment income (a) ............................        .45(b)         .47(b)        .50(b)        .51          .51
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.94)           .18           .44           .06         1.04
                                                         --------       --------       -------       -------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.49)           .65           .94           .57         1.55
                                                         --------       --------       -------       -------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.45)          (.47)         (.50)         (.51)        (.51)
Distributions in excess of net investment income .....       (.04)          (.04)         (.01)           -0-          -0-
Distributions from net realized gains ................       (.10)            -0-           -0-           -0-          -0-
                                                         --------       --------       -------       -------     --------
Total dividends and distributions ....................       (.59)          (.51)         (.51)         (.51)        (.51)
                                                         --------       --------       -------       -------     --------
Net asset value, end of year .........................   $  10.00       $  11.08       $ 10.94       $ 10.51     $  10.45
                                                         ========       ========       =======       =======     ========
Total Return
Total investment return based on net asset value (c) .      (4.65)%         6.06%         9.18%         5.62%       16.93%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $111,740       $108,325       $89,792       $96,134     $108,068
Ratios to average net assets of:
   Expenses, net of fee waivers ......................       1.36%          1.36%         1.39%         1.39%        1.41%
   Expenses, before fee waivers ......................       1.79%          1.82%         1.81%         1.80%        1.78%
   Net investment income, net of fee waivers .........       4.15%          4.28%         4.70%         4.85%        5.16%
Portfolio turnover rate ..............................        393%            56%           72%          137%         118%

--------------------------------------------------------------------------------

See footnote summary on page 56.

                                                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                             Insured National Portfolio
                                                         ------------------------------------------------------------------
                                                                                       Class A
                                                         ------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                         ------------------------------------------------------------------
                                                           1999           1998           1997           1996         1995
                                                         --------       --------       --------       --------     --------
Net asset value, beginning of year ...................   $  10.52       $  10.49       $  10.28       $  10.07     $   8.96
                                                         --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income (a) ............................        .43(b)         .44(b)         .50(b)         .51          .51
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.95)           .28            .37            .22         1.13
                                                         --------       --------       --------       --------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.52)           .72            .87            .73         1.64
                                                         --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.43)          (.44)          (.50)          (.52)        (.51)
Distributions in excess of net investment income .....       (.02)          (.05)          (.02)            -0-        (.02)
Distributions from net realized gains ................       (.22)          (.20)          (.14)            -0-          -0-
                                                         --------       --------       --------       --------     --------
Total dividends and distributions ....................       (.67)          (.69)          (.66)          (.52)        (.53)
                                                         --------       --------       --------       --------     --------
Net asset value, end of year .........................   $   9.33       $  10.52       $  10.49       $  10.28     $  10.07
                                                         ========       ========       ========       ========     ========
Total Return
Total investment return based on net asset value (c) .      (5.28)%         7.15%          8.77%          7.43%       18.72%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $168,572       $179,003       $170,631       $160,425     $165,548
Ratios to average net assets of:
   Expenses, net of fee waivers ......................        .99%          1.00%          1.02%          1.02%        1.01%
   Expenses, before fee waivers ......................       1.10%          1.12%          1.15%          1.12%        1.12%
   Net investment income, net of fee waivers .........       4.25%          4.21%          4.85%          5.04%        5.37%
Portfolio turnover rate ..............................        322%            27%            98%           157%         171%

--------------------------------------------------------------------------------

See footnote summary on page 56.

FINANCIAL HIGHLIGHTS (continued)                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                            Insured National Portfolio
                                                         -------------------------------------------------------------
                                                                                     Class B
                                                         -------------------------------------------------------------
                                                                              Year Ended October 31,
                                                         -------------------------------------------------------------
                                                           1999          1998          1997          1996        1995
                                                         -------       -------       -------       -------     -------
Net asset value, beginning of year ...................   $ 10.52       $ 10.49       $ 10.28       $ 10.07     $  8.96
                                                         -------       -------       -------       -------     -------
Income From Investment Operations
Net investment income (a) ............................       .36(b)        .37(b)        .42(b)        .44         .45
Net realized and unrealized gain (loss) on investment
   transactions ......................................      (.97)          .28           .38           .22        1.12
                                                         -------       -------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................      (.61)          .65           .80           .66        1.57
                                                         -------       -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.36)         (.37)         (.42)         (.45)       (.45)
Distributions in excess of net investment income .....      (.02)         (.05)         (.03)           -0-       (.01)
Distributions from net realized gains ................      (.22)         (.20)         (.14)           -0-         -0-
                                                         -------       -------       -------       -------     -------
Total dividends and distributions ....................      (.60)         (.62)         (.59)         (.45)       (.46)
                                                         -------       -------       -------       -------     -------
Net asset value, end of year .........................   $  9.31       $ 10.52       $ 10.49       $ 10.28     $ 10.07
                                                         =======       =======       =======       =======     =======
Total Return
Total investment return based on net asset value (c) .     (6.10)%        6.48%         8.07%         6.74%      17.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $32,585       $48,751       $45,542       $52,156     $58,990
Ratios to average net assets of:
   Expenses, net of fee waivers ......................      1.70%         1.71%         1.75%         1.73%       1.72%
   Expenses, before fee waivers ......................      1.79%         1.87%         1.86%         1.83%       1.83%
   Net investment income, net of fee waivers .........      3.52%         3.49%         4.12%         4.32%       4.65%
Portfolio turnover rate ..............................       322%           27%           98%          157%        171%

--------------------------------------------------------------------------------

See footnote summary on page 56.

                                                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                            Insured National Portfolio
                                                         -------------------------------------------------------------
                                                                                     Class C
                                                         -------------------------------------------------------------
                                                                              Year Ended October 31,
                                                         -------------------------------------------------------------
                                                           1999          1998          1997          1996        1995
                                                         -------       -------       -------       -------     -------
Net asset value, beginning of year ...................   $ 10.52       $ 10.49       $ 10.28       $ 10.07     $  8.96
                                                         -------       -------       -------       -------     -------
Income From Investment Operations
Net investment income (a) ............................       .36(b)        .37(b)        .42(b)        .44         .45
Net realized and unrealized gain (loss) on investment
   transactions ......................................      (.96)          .28           .38           .22        1.12
                                                         -------       -------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................      (.60)          .65           .80           .66        1.57
                                                         -------       -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.36)         (.37)         (.42)         (.45)       (.45)
Distributions in excess of net investment income .....      (.02)         (.05)         (.03)           -0-       (.01)
Distributions from net realized gains ................      (.22)         (.20)         (.14)           -0-         -0-
                                                         -------       -------       -------       -------     -------
Total dividends and distributions ....................      (.60)         (.62)         (.59)         (.45)       (.46)
                                                         -------       -------       -------       -------     -------
Net asset value, end of year .........................   $  9.32       $ 10.52       $ 10.49       $ 10.28     $ 10.07
                                                         =======       =======       =======       =======     =======
Total Return
Total investment return based on net asset value (c) .     (6.00)%        6.48%         8.07%         6.74%      17.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $19,679       $21,992       $19,057       $22,763     $22,265
Ratios to average net assets of:
   Expenses, net of fee waivers ......................      1.70%         1.70%         1.72%         1.72%       1.71%
   Expenses, before fee waivers ......................      1.80%         1.83%         1.84%         1.82%       1.82%
   Net investment income, net of fee waivers .........      3.55%         3.51%         4.15%         4.34%       4.69%
Portfolio turnover rate ..............................       322%           27%           98%          157%        171%

--------------------------------------------------------------------------------

See footnote summary on page 56.

FINANCIAL HIGHLIGHTS (continued)                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                  New York Portfolio
                                                         ------------------------------------------------------------------
                                                                                        Class A
                                                         ------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                         ------------------------------------------------------------------
                                                           1999           1998           1997           1996         1995
                                                         --------       --------       --------       --------     --------
Net asset value, beginning of year ...................   $  10.29       $  10.10       $   9.66       $   9.62     $   8.72
                                                         --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income (a) ............................        .51(b)         .51(b)         .53(b)         .55          .55
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.83)           .21            .46            .04          .90
                                                         --------       --------       --------       --------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.32)           .72            .99            .59         1.45
                                                         --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.51)          (.51)          (.54)          (.55)        (.55)
Distributions in excess of net investment income .....       (.01)          (.02)          (.01)            -0-          -0-
                                                         --------       --------       --------       --------     --------
Total dividends and distributions ....................       (.52)          (.53)          (.55)          (.55)        (.55)
                                                         --------       --------       --------       --------     --------
Net asset value, end of year .........................   $   9.45       $  10.29       $  10.10       $   9.66     $   9.62
                                                         ========       ========       ========       ========     ========
Total Return
Total investment return based on net asset value (c) .      (3.27)%         7.31%         10.52%          6.30%       17.10%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $234,835       $207,031       $181,745       $179,452     $183,987
Ratios to average net assets of:
   Expenses, net of fee waivers ......................        .61%           .61%           .65%           .64%         .75%
   Expenses, before fee waivers ......................       1.11%          1.08%          1.12%          1.11%        1.12%
   Net investment income, net of fee waivers .........       5.12%          5.04%          5.45%          5.66%        5.93%
Portfolio turnover rate ...........................        134%            18%            34%            64%          69%

--------------------------------------------------------------------------------

See footnote summary on page 56.

                                                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                New York Portfolio
                                                         ---------------------------------------------------------------
                                                                                       Class B
                                                         ---------------------------------------------------------------
                                                                               Year Ended October 31,
                                                         ---------------------------------------------------------------
                                                           1999           1998           1997          1996        1995
                                                         --------       --------       -------       -------     -------
Net asset value, beginning of year ...................   $  10.29       $  10.10       $  9.66       $  9.62     $  8.72
                                                         --------       --------       -------       -------     -------
Income From Investment Operations
Net investment income (a) .........................        .44(b)         .44(b)        .46(b)        .48         .48
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.83)           .21           .46           .04         .90
                                                         --------       --------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................       (.39)           .65           .92           .52        1.38
                                                         --------       --------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................       (.44)          (.44)         (.47)         (.48)       (.48)
Distributions in excess of net investment income .....       (.01)          (.02)       (. 01)            -0-         -0-
                                                         --------       --------       -------       -------     -------
Total dividends and distributions ....................       (.45)          (.46)         (.48)         (.48)       (.48)
                                                         --------       --------       -------       -------     -------
Net asset value, end of year .........................   $   9.45       $  10.29       $ 10.10       $  9.66     $  9.62
                                                         ========       ========       =======       =======     =======
Total Return
Total investment return based on net asset value (c) .      (3.96)%         6.57%         9.72%         5.52%      16.19%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $111,283       $114,739       $96,119       $96,959     $94,400
Ratios to average net assets of:
   Expenses, net of fee waivers ......................       1.32%          1.32%         1.35%         1.35%       1.45%
   Expenses, before fee waivers ......................       1.76%          1.80%         1.84%         1.82%       1.83%
   Net investment income, net of fee waivers .........       4.38%          4.34%         4.75%         4.95%       5.21%
Portfolio turnover rate ..............................        134%            18%           34%           64%         69%

--------------------------------------------------------------------------------

See footnote summary on page 56.

FINANCIAL HIGHLIGHTS (continued)                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                               New York Portfolio
                                                         -------------------------------------------------------------
                                                                                     Class C
                                                         -------------------------------------------------------------
                                                                             Year Ended October 31,
                                                         -------------------------------------------------------------
                                                           1999          1998          1997          1996        1995
                                                         -------       -------       -------       -------     -------
Net asset value, beginning of year ...................   $ 10.29       $ 10.10       $  9.66       $  9.62     $  8.72
                                                         -------       -------       -------       -------     -------
Income From Investment Operations
Net investment income (a) ............................       .44(b)        .44(b)        .46(b)        .48         .48
Net realized and unrealized gain (loss) on investment
   transactions ......................................      (.83)          .21           .46           .04         .90
                                                         -------       -------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................      (.39)          .65           .92           .52        1.38
                                                         -------       -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.44)         (.44)         (.47)         (.48)       (.48)
Distributions in excess of net investment income .....      (.01)         (.02)         (.01)           -0-         -0-
                                                         -------       -------       -------       -------     -------
Total dividends and distributions ....................      (.45)         (.46)         (.48)         (.48)       (.48)
                                                         -------       -------       -------       -------     -------
Net asset value, end of year .........................   $  9.45       $ 10.29       $ 10.10       $  9.66     $  9.62
                                                         =======       =======       =======       =======     =======
Total Return
Total investment return based on net asset value (c) .     (3.96)%        6.57%         9.72%         5.52%      16.19%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $48,205       $44,736       $38,890       $34,562     $32,259
Ratios to average net assets of:
   Expenses, net of fee waivers ......................      1.31%         1.31%         1.35%         1.34%       1.44%
   Expenses, before fee waivers ......................      1.77%         1.82%         1.82%         1.81%       1.82%
   Net investment income, net of fee waivers .........      4.41%         4.33%         4.75%         4.95%       5.24%
Portfolio turnover rate ..............................       134%           18%           34%           64%         69%

--------------------------------------------------------------------------------

See footnote summary on page 56.

                                                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                California Portfolio
                                                         ------------------------------------------------------------------
                                                                                       Class A
                                                         ------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                         ------------------------------------------------------------------
                                                           1999           1998           1997           1996         1995
                                                         --------       --------       --------       --------     --------
Net asset value, beginning of year ...................   $  11.34       $  11.04       $  10.59       $  10.45     $   9.43
                                                         --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income (a) ............................        .54(b)         .56(b)         .58(b)         .58          .59
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.73)           .32            .45            .14         1.02
                                                         --------       --------       --------       --------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.19)           .88           1.03            .72         1.61
                                                         --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.54)          (.56)          (.58)          (.58)        (.59)
Distributions in excess of net investment income .....       (.03)          (.02)            -0-            -0-          -0-
                                                         --------       --------       --------       --------     --------
Total dividends and distributions ....................       (.57)          (.58)          (.58)          (.58)        (.59)
                                                         --------       --------       --------       --------     --------
Net asset value, end of year .........................   $  10.58       $  11.34       $  11.04       $  10.59     $  10.45
                                                         ========       ========       ========       ========     ========
Total Return
Total investment return based on net asset value (c) .      (1.80)%         8.20%         10.07%          7.15%       17.55%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $684,403       $550,626       $470,444       $460,444     $478,535
Ratios to average net assets of:
   Expenses, net of fee waivers ......................        .71%           .72%           .78%           .77%         .74%
   Expenses, before fee waivers ......................       1.04%          1.04%          1.05%          1.05%        1.04%
   Net investment income, net of fee waivers .........       4.88%          4.99%          5.43%          5.57%        5.90%
Portfolio turnover rate ..............................         88%            22%            20%            49%          39%

--------------------------------------------------------------------------------

See footnote summary on page 56.

FINANCIAL HIGHLIGHTS (continued)                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                 California Portfolio
                                                         ------------------------------------------------------------------
                                                                                        Class B
                                                         ------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                         ------------------------------------------------------------------
                                                           1999           1998           1997           1996         1995
                                                         --------       --------       --------       --------     --------
Net asset value, beginning of year ...................   $  11.34       $  11.04       $  10.59       $  10.45     $   9.43
                                                         --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income (a) ............................        .46(b)         .48(b)         .51(b)         .51          .51
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.73)           .33            .45            .14         1.02
                                                         --------       --------       --------       --------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.27)           .81            .96            .65         1.53
                                                         --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.46)          (.48)          (.51)          (.51)        (.51)
Distributions in excess of net investment income .....       (.03)          (.03)            -0-            -0-          -0-
                                                         --------       --------       --------       --------     --------
Total dividends and distributions ....................       (.49)          (.51)          (.51)          (.51)        (.51)
                                                         --------       --------       --------       --------     --------
Net asset value, end of year .........................   $  10.58       $  11.34       $  11.04       $  10.59     $  10.45
                                                         ========       ========       ========       ========     ========
Total Return
Total investment return based on net asset value (c) .      (2.47)%         7.46%          9.29%          6.37%       16.64%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $224,924       $207,751       $166,672       $164,895     $166,759
Ratios to average net assets of:
   Expenses, net of fee waivers ......................       1.41%          1.43%          1.48%          1.47%        1.45%
   Expenses, before fee waivers ......................       1.72%          1.75%          1.76%          1.75%        1.75%
   Net investment income, net of fee waivers .........       4.14%          4.30%          4.72%          4.87%        5.19%
Portfolio turnover rate ..............................         88%            22%            20%            49%          39%

--------------------------------------------------------------------------------

See footnote summary on page 56.

                                                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                                California Portfolio
                                                         ---------------------------------------------------------------
                                                                                       Class C
                                                         ---------------------------------------------------------------
                                                                               Year Ended October 31,
                                                         ---------------------------------------------------------------
                                                           1999           1998           1997          1996        1995
                                                         --------       --------       -------       -------     -------
Net asset value, beginning of year ...................   $  11.33       $  11.04       $ 10.59       $ 10.45     $  9.43
                                                         --------       --------       -------       -------     -------
Income From Investment Operations
Net investment income (a) ............................        .46(b)         .48(b)        .51(b)        .51         .51
Net realized and unrealized gain (loss) on investment
   transactions ......................................       (.72)           .32           .45           .14        1.02
                                                         --------       --------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................       (.26)           .80           .96           .65        1.53
                                                         --------       --------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................       (.46)          (.48)         (.51)         (.51)       (.51)
Distributions in excess of net investment income .....       (.03)          (.03)           -0-           -0-         -0-
                                                         --------       --------       -------       -------     -------
Total dividends and distributions ....................       (.49)          (.51)         (.51)         (.51)       (.51)
                                                         --------       --------       -------       -------     -------
Net asset value, end of year .........................   $  10.58       $  11.33       $ 11.04       $ 10.59     $ 10.45
                                                         ========       ========       =======       =======     =======
Total Return
Total investment return based on net asset value (c) .      (2.39)%         7.46%         9.29%         6.38%      16.64%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $159,219       $124,115       $90,742       $90,917     $87,793
Ratios to average net assets of:
   Expenses, net of fee waivers ......................       1.41%          1.42%         1.48%         1.47%       1.44%
   Expenses, before fee waivers ......................       1.74%          1.76%         1.74%         1.75%       1.74%
   Net investment income, net of fee waivers .........       4.17%          4.29%         4.73%         4.87%       5.22%
Portfolio turnover rate ..............................         88%            22%           20%           49%         39%

--------------------------------------------------------------------------------

See footnote summary on page 56.

FINANCIAL HIGHLIGHTS (continued)                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                            Insured California Portfolio
                                                         ------------------------------------------------------------------
                                                                                       Class A
                                                         ------------------------------------------------------------------
                                                                                Year Ended October 31,
                                                         ------------------------------------------------------------------
                                                           1999           1998           1997           1996         1995
                                                         --------       --------       --------       --------     --------
Net asset value, beginning of year ...................   $  14.25       $  13.89       $  13.39       $  13.32     $  11.79
                                                         --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income ................................        .64(b)         .64(b)         .69(b)         .69          .68(a)
Net realized and unrealized gain (loss) on investment
   transactions ......................................      (1.15)           .39            .50            .06         1.54
                                                         --------       --------       --------       --------     --------
Net increase (decrease) in net asset value from
   operations ........................................       (.51)          1.03           1.19            .75         2.22
                                                         --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.63)          (.64)          (.68)          (.68)        (.68)
Distributions in excess of net investment income .....         -0-          (.03)          (.01)            -0-        (.01)
                                                         --------       --------       --------       --------     --------
Total dividends and distributions ....................       (.63)          (.67)          (.69)          (.68)        (.69)
                                                         --------       --------       --------       --------     --------
Net asset value, end of year .........................   $  13.11       $  14.25       $  13.89       $  13.39     $  13.32
                                                         ========       ========       ========       ========     ========
Total Return
Total investment return based on net asset value (c) .      (3.74)%         7.60%          9.18%          5.79%       19.29%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $111,535       $113,102       $103,647       $101,542     $103,940
Ratios to average net assets of:
   Expenses, net of fee waivers ......................       1.05%          1.05%          1.11%          1.08%        1.04%
   Expenses, before fee waivers ......................       1.05%          1.05%          1.11%          1.08%        1.09%
   Net investment income, net of fee waivers .........       4.59%          4.52%          5.09%          5.19%        5.34%
Portfolio turnover rate ..............................        100%             0%            35%           118%         103%

--------------------------------------------------------------------------------

See footnote summary on page 56.

                                                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                          Insured California Portfolio
                                                         -------------------------------------------------------------
                                                                                     Class B
                                                         -------------------------------------------------------------
                                                                              Year Ended October 31,
                                                         -------------------------------------------------------------
                                                           1999          1998          1997          1996        1995
                                                         -------       -------       -------       -------     -------
Net asset value, beginning of year ...................   $ 14.25       $ 13.89       $ 13.39       $ 13.32     $ 11.79
                                                         -------       -------       -------       -------     -------
Income From Investment Operations
Net investment income ................................       .53(b)        .54(b)        .59(b)        .60         .58(a)
Net realized and unrealized gain (loss) on investment
   transactions ......................................     (1.14)          .39           .50           .05        1.54
                                                         -------       -------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................      (.61)          .93          1.09           .65        2.12
                                                         -------       -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.53)         (.54)         (.59)         (.58)       (.58)
Distributions in excess of net investment income .....        -0-         (.03)           -0-           -0-       (.01)
                                                         -------       -------       -------       -------     -------
Total dividends and distributions ....................      (.53)         (.57)         (.59)         (.58)       (.59)
                                                         -------       -------       -------       -------     -------
Net asset value, end of year .........................   $ 13.11       $ 14.25       $ 13.89       $ 13.39     $ 13.32
                                                         =======       =======       =======       =======     =======
Total Return
Total investment return based on net asset value (c) .     (4.44)%        6.84%         8.37%         4.99%      18.35%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $21,628       $29,957       $27,976       $26,696     $27,816
Ratios to average net assets of:
   Expenses, net of fee waivers ......................      1.76%         1.76%         1.81%         1.79%       1.74%
   Expenses, before fee waivers ......................      1.76%         1.76%         1.81%         1.79%       1.80%
   Net investment income, net of fee waivers .........      3.85%         3.82%         4.39%         4.49%       4.61%
Portfolio turnover rate ..............................       100%            0%           35%          118%        103%

--------------------------------------------------------------------------------

See footnote summary on page 56.

FINANCIAL HIGHLIGHTS (continued)                  Alliance Municipal Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                          Insured California Portfolio
                                                         -------------------------------------------------------------
                                                                                     Class C
                                                         -------------------------------------------------------------
                                                                             Year Ended October 31,
                                                         -------------------------------------------------------------
                                                           1999          1998          1997          1996        1995
                                                         -------       -------       -------       -------     -------
Net asset value, beginning of year ...................   $ 14.25       $ 13.89       $ 13.39       $ 13.32     $ 11.79
                                                         -------       -------       -------       -------     -------
Income From Investment Operations
Net investment income ................................       .54(b)        .54(b)        .59(b)        .60         .58(a)
Net realized and unrealized gain (loss) on investment
   transactions ......................................     (1.15)          .39           .50           .05        1.54
                                                         -------       -------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................      (.61)          .93          1.09           .65        2.12
                                                         -------       -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.53)         (.54)         (.59)         (.58)       (.58)
Distributions in excess of net investment income .....        -0-         (.03)           -0-           -0-       (.01)
                                                         -------       -------       -------       -------     -------
Total dividends and distributions ....................      (.53)         (.57)         (.59)         (.58)       (.59)
                                                         -------       -------       -------       -------     -------
Net asset value, end of year .........................   $ 13.11       $ 14.25       $ 13.89       $ 13.39     $ 13.32
                                                         =======       =======       =======       =======     =======
Total Return
Total investment return based on net asset value (c) .     (4.44)%        6.84%         8.37%         4.99%      18.35%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $16,391       $16,013       $13,436       $12,826     $14,323
Ratios to average net assets of:
   Expenses, net of fee waivers ......................      1.75%         1.75%         1.81%         1.78%       1.74%
   Expenses, before fee waivers ......................      1.75%         1.75%         1.81%         1.78%       1.79%
   Net investment income, net of fee waivers .........      3.89%         3.82%         4.39%         4.49%       4.64%
Portfolio turnover rate ..............................       100%            0%           35%          118%        103%

--------------------------------------------------------------------------------

(a)   Net of fees waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Deferred sales charge is not reflected in the calculation of total investment return.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                              ALLIANCE MUNICIPAL INCOME FUND
================================================================================

To the Shareholders and Board of Directors
Alliance Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund, Inc. (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund, Inc. at October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
December 8, 1999

FEDERAL TAX INFORMATION (unaudited)
================================================================================

In accordance with Federal tax law, the following table represents each portfolio's designation of "exempt-interest dividends" and long-term capital gain distributions paid during the fiscal year ended October 31, 1999. As required by Federal tax law, shareholders will receive notification of their portion of each portfolio's taxable ordinary dividends (if any) and long term capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                         Exempt-Interest       Long-Term Capital
Portfolio                                   Dividends         Gain Distributions
-----------                              ---------------      ------------------
California ............................    $45,897,630            $       -0-
Insured California ....................      6,495,227                    -0-
Insured National ......................      9,467,855             4,633,941
National ..............................     30,517,437             5,958,459
New York ..............................     18,466,575                    -0-

________________________________________________________________

          APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS
_______________________________________________________________

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;

Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for Cds with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1   (Highest Grade) Commercial paper assigned this
rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2   (Very Good Grade) issues assigned this rating
reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities - Further Information" in the Prospectuses.

________________________________________________________________

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS
________________________________________________________________

Futures Contracts

         Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

________________________________________________________________

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
________________________________________________________________

Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Policies and Restrictions -- Additional Investment Policies -- Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that

National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

                             PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

         (a)  (1)     Articles of Incorporation of the Registrant
                      - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 24 of the
                      Registrant's Registration Statement on Form
                      N-1A (File Nos. 33-7812 and 811-4791) filed
                      with the Securities and Exchange Commission on January 30, 1998.

              (2) Articles of Amendment dated and filed September 27, 1988 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

              (3) Articles Supplementary dated December 30, 1992 and filed December 31, 1992 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

              (4) Articles Supplementary dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

              (5) Articles Supplementary dated and filed May 3, 1993 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

              (6) Articles Supplementary dated November 30, 1993 and filed December 2, 1993 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

              (7) Articles Supplementary dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

              (8) Articles Supplementary dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

         (c)  Not applicable.

         (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

         (e)  (1)     Distribution Services Agreement between the
                      Registrant and Alliance Fund Distributors,
                      Inc. - Incorporated by reference to Exhibit
                      6(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on
                      Form N-1A (File Nos. 33-7812 and 811-4791)
                      filed with the Securities and Exchange
                      Commission on January 30, 1998.

              (2)     Amendment to Distribution Services
                      Agreement between the and Registrant
                      Alliance Fund Distributors, Inc. -
                      Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on February 1, 1997.

              (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

              (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

         (f)  Not applicable.

         (g)  (1)     Custodian Contract with State Street Bank
                      and Trust Company as assigned to Registrant by Alliance Tax-Free Income Fund, the predecessor of the Registrant -
                      Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 24 of the
                      Registrant's Registration Statement on Form
                      N-1A (File Nos. 33-7812 and 811-4791) filed
                      with the Securities and Exchange Commission on January 30, 1998.

              (2)     Assignment to Registrant of the then
                      existing Custodian Agreement between
                      Alliance Tax-Free Income Fund, the
                      predecessor of the Registrant, and State
                      Street Bank and Trust Company -
                      Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

         (h)  (1)     Transfer Agency Agreement between
                      Registrant and Alliance Fund Services, Inc.
                      - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 of the
                      Registrant's Registration Statement on Form
                      N-1A (File Nos. 33-7812 and 811-4791) filed
                      with the Securities and Exchange Commission on January 30, 1998.

              (2) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit h(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

         (i) Opinion and Consent of seward & Kissel LLP - Filed herewith.

         (j)  Consent of Independent Auditors - Filed herewith.

         (k)  Not applicable.

         (l)  Not applicable.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

         (n)  Financial Data Schedules - Filed herewith.

         (o) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-

              4791) filed with the Securities and Exchange
              Commission on January 30, 1998.

         Other Exhibits:
              Powers of Attorney of Ruth S. Block, John D.
              Carifa, David H. Dievler, John H. Dobkin, William
              H. Foulk, Jr., James M. Hester, Clifford L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

ITEM 24. Persons Controlled by or under Common Control with
Registrant

    None.

ITEM 25. Indemnification

    It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

    Section 2-418 of the Maryland General Corporation Law reads as follows:

         "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

         (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (3)  "Expenses" include attorney's fees.

         (4)  "Official capacity" means the following:

              (i) When used with respect to a director, the office of director in the corporation; and

              (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

         (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)     The act or omission of the director was
                      material to the matter giving rise to the proceeding; and

                        1.   Was committed in bad faith; or

                        2.   Was the result of active and
                      deliberate dishonesty; or

              (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

         (2)  (i)       Indemnification may be against judgments,
                      penalties, fines, settlements, and
                      reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3)  (i)       The termination of any proceeding by
                      judgment, order or settlement does not
                      create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (ii)    The termination of any proceeding by
                      conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

            (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

           (d)        Unless limited by the charter:

              (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)  If it determines a director is
                      entitled to reimbursement under paragraph
                      (1) of this subsection, the court shall
                      order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                        (ii) If it determines that the director
                      is fairly and reasonably entitled to
                      indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

              (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

              (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)     Such determination shall be made:

                        (i)  By the board of directors by a
                      majority vote of a quorum consisting of
                      directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                        (ii) By special legal counsel selected by
                      the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                      (iii)  By the stockholders.

              (3)     Authorization of indemnification and
                      determination as to reasonableness of
                      expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph
                      (2) of this subsection for selection of
                      such counsel.

              (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
                      director of the director's good faith
                      belief that the standard of conduct
                      necessary for indemnification by the
                      corporation as authorized in this section has been met; and

                        (ii) A written undertaking by or on
                      behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2)     The undertaking required by subparagraph
                      (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3)     Payments under this subsection shall be
                      made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                        (g)  The indemnification and advancement
                      of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                        (h)  This section does not limit the
                      corporation's power to pay or reimburse
                      expenses incurred by a director in
                      connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                        (i)  For purposes of this section:

              (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                        (j)  Unless limited by the charter:

              (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

              (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                        (k)(1) A corporation may purchase and
                      maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2)     A corporation may provide similar
                      protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                        (l)  Any indemnification of, or advance
                      of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

         "EIGHTH: A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article EIGHTH shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. which are filed as Exhibits (a),
(d), and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Adviser.

    The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

    ITEM 29.  Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal

              Underwriter for the following registered investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Disciplined Value Fund, Inc,
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance Health Care Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.
         The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President,
                                                    Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Gregory P. Best             Vice President

Casimir F. Bolanowski       Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Timothy W. Call             Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

William J. Crouch           Vice President

Robert J. Cruz              Vice President

Richard W. Dabney           Vice President

John F. Dolan               Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Duff C. Ferguson            Vice President

Daniel J. Frank             Vice President

Shawn C. Gage               Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Michael F. Nash, Jr.        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Christopher W. Olson        Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Vincent T. Strangio         Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

Benjamin H. Travers         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

Stephen P. Wood             Vice President

Emilie D. Wrapp             Vice President and
                            Assistant General
                            Counsel

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Masrk S. Burns              Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

William P. Condon           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice          Assistant
                            President               Secretary

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

David M. Wolf               Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

    (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 31st day of January, 2000.

                   ALLIANCE MUNICIPAL INCOME FUND, INC.


                             By \s\John D. Carifa
                                  John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                     Title                      Date

    Principal
    Executive Officer


     \S\John D. Carifa            Chairman and   January 31, 2000
      John D. Carifa              President

    Principal Financial
    and Accounting Officer


     \S\Mark D. Gersten           Treasurer and  January 31, 2000
      Mark D. Gersten             Chief Financial
                                  Officer

    All of the Directors

    David H. Dievler
    Ruth S. Block
    John D. Carifa
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester

    Clifford L. Michel
    Donald J. Robinson

    by \S\Edmund P. Bergan, Jr.                  January 31, 2000
      (Attorney-in-fact)
      Edmund P. Bergan, Jr.

                        Index to Exhibits



(i)      Opinion and Consent of Seward & Kissel LLP
(j)      Consent of Independent Auditors
(n)      Financial Data Schedules












































                              C-20
00250011.AU5